MARCH 31, 2002






ANNUAL REPORT




INVESCO SECTOR FUNDS, INC.

ENERGY FUND
FINANCIAL SERVICES FUND
GOLD FUND
HEALTH SCIENCES FUND
LEISURE FUND
REAL ESTATE OPPORTUNITY FUND
TECHNOLOGY FUND
TELECOMMUNICATIONS FUND
UTILITIES FUND







"... WE ARE ENCOURAGED BY THE ECONOMY'S PROGRESS, AND BELIEVE THAT A RENEWED EXPANSION WOULD LIKELY SUPPORT CONSUMER DISCRETIONARY SPENDING..."
SEE PAGE 12













[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

IN A SHIFTING MARKET, STICK TO INVESTMENT BASICS

FELLOW SHAREHOLDER:

Like all investors, I've welcomed recent reports indicating that the economy may finally be strengthening. The manufacturing sector is once again in an expansionary phase, expectations for first-quarter GDP growth are strong, and excessive inventories have been trimmed, setting the stage for renewed demand and a potential upswing in corporate earnings.

However, rather than get caught up in the anticipatory mood, I think that now is the ideal time to pause and remember that rational, long-term investing is generally much more successful than market timing. Just as emotional investors who exited the markets post-September 11 missed out on the subsequent fourth-quarter rebound, those who now attempt to reposition their entire portfolios ahead of a resurgence could do more damage than good. Compelling as the market turnaround story may be, changing strategies based on market predictions can be risky.

A better tactic may be to review your portfolio with an eye for diversification. A well-diversified portfolio will have exposure to those growth areas of the market that could benefit the most from an economic recovery. At the same time, a prudent counter-balance may include investments in more defensive market segments as well. Removing assets from these areas could result in missing those unpredictable, intermittent daily jumps that can mean the difference between mediocre and above-average returns over time.

We designed our roster of sector funds -- whose annual performances are discussed in this report -- with this philosophy in mind. Too often, investors approach sector investing as an opportunity to time the market.

In fact, carefully allocating a percentage of assets among a wide variety of sector funds has proved to be the more prudent long-term strategy. And as long as financial markets continue to do what they do best -- surprise us -- I believe that an emphasis on investment basics like diversification and discipline will serve investors well.

If you have questions about the sector-oriented portion of your portfolio, please ask your financial advisor or contact us at 1-800-525-8085.

Sincerely,

/s/ Mark H. Williamson
-----------------------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN................................1
FUND REPORTS............................................3
AN INTERVIEW WITH BILL KEITHLER........................21
MARKET HEADLINES.......................................23
INVESTMENT HOLDINGS....................................25
FINANCIAL STATEMENTS...................................47
NOTES TO FINANCIAL STATEMENTS..........................75
FINANCIAL HIGHLIGHTS...................................83
OTHER INFORMATION.....................................108

        INVESCO SECTOR FUNDS, INC. TOTAL RETURN, PERIODS ENDED 3/31/02*

                                                                                                  Manager's
                                                Cumulative                      10 years+ or        Report
Fund (Inception)                                 6 Months^    1 year   5 years+ Since Inception**   Page #
-----------------------------------------------------------------------------------------------------------
ENERGY FUND-INVESTOR CLASS (1/84)                  24.74%    (2.38%)   12.86%       12.07%           3
-----------------------------------------------------------------------------------------------------------
ENERGY FUND-CLASS C (2/00)                         23.30%    (4.06%)     N/A        18.57%**+        3
-----------------------------------------------------------------------------------------------------------
ENERGY FUND-CLASS K (12/00)                        19.55%    (8.36%)     N/A         5.42%**+        3
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND-INVESTOR CLASS (6/86)      11.21%     3.82%    13.83%       16.96%           5
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND-CLASS C (2/00)              9.78%     1.98%      N/A        13.53%**+        5
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND-CLASS K (12/00)            11.06%     3.38%      N/A         1.01%**+        5
-----------------------------------------------------------------------------------------------------------
GOLD FUND-INVESTOR CLASS(1/84)>                    33.14%    60.14%   (13.23%)      (1.77%)          7
-----------------------------------------------------------------------------------------------------------
GOLD FUND-CLASS C (2/00)>                          29.81%    57.17%      N/A        17.85%**+        7
-----------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND-INVESTOR CLASS (1/84)         (0.45%)    3.95%    12.01%       10.61%           9
-----------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND-CLASS C (2/00)                (1.98%)    1.85%      N/A        (6.04%)**+       9
-----------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND-CLASS K (12/00)               (0.62%)    3.42%      N/A       (12.16%)**+       9
-----------------------------------------------------------------------------------------------------------
LEISURE FUND-INVESTOR CLASS (1/84)                 26.93%     6.01%    22.25%       17.79%          11
-----------------------------------------------------------------------------------------------------------
LEISURE FUND-CLASS C (2/00)                        25.36%     4.10%      N/A         0.95%**+       11
-----------------------------------------------------------------------------------------------------------
LEISURE FUND-CLASS K (12/01)                         N/A       N/A       N/A         7.95%**^       11
-----------------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND-INVESTOR CLASS (1/97) 15.74%    14.67%     2.74%        2.84%**+       13
-----------------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND-CLASS C (2/00)        14.22%    12.69%      N/A        12.27%**+       13
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-INSTITITUTIONAL CLASS (12/98)      28.55%   (14.04%)     N/A         0.34%**+       15
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-INVESTOR CLASS (1/84)              28.10%   (14.58%)    7.99%       13.12%          15
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-CLASS C (2/00)                     26.32%   (16.59%)     N/A       (41.06%)**+      15
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-CLASS K (12/00)                    28.32%   (13.85%)     N/A       (40.26%)**+      15
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND-INVESTOR CLASS (8/94)     (11.33%)  (48.26%)    3.19%        7.54%**+       17
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND-CLASS C (2/00)            (12.94%)  (49.95%)     N/A       (51.75%)**+      17
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND-CLASS K (12/00)           (11.45%)  (48.32%)     N/A       (55.76%)**+      17
-----------------------------------------------------------------------------------------------------------
UTILITIES FUND-INVESTOR CLASS (6/86)               (2.52%)  (33.34%)    4.39%        7.81%          19
-----------------------------------------------------------------------------------------------------------
UTILITIES FUND-CLASS C (2/00)                      (3.92%)  (34.87%)     N/A       (23.18%)**+      19
-----------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR THE PERIODS SHOWN. THE CDSC OF CLASS C SHARES IS 1% FOR REDEMPTION IN THE FIRST 13 MONTHS AFTER PURCHASE.

> PLEASE KEEP IN MIND THAT TRIPLE-DIGIT AND HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. INVESTORS SHOULD ALSO BE AWARE THAT RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, ESPECIALLY WITHIN THE GOLD SECTOR.

+  AVERAGE ANNUALIZED

^  NOT ANNUALIZED

** FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

SECTOR FUNDS AND TECHNOLOGY STOCKS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

YOUR FUND'S REPORT

ENERGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The one-year period ended March 31, 2002, was characterized by heightened volatility for equities and a shifting landscape for energy stocks. Against this backdrop the value of Energy Fund-Investor Class shares edged down by 2.38%. This return underperformed the S&P 500 Index, which gained 0.24% during the same period.

Nevertheless, the fund's three- and five-year returns remained well ahead of the S&P 500 Index, with the fund advancing 22.55% over the three-year period and 12.86% over the five-year period ended March 31, 2002. In comparison, the S&P 500 Index lost 2.53% during the past three years and rose 10.18% over the past five. We believe that the fund's outperformance over these longer time frames attests to the value of taking a long-term perspective when investing in the energy sector. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 ENERGY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Murphy Oil...................................................4.92%
Schlumberger Ltd.............................................4.09%
Noble Drilling...............................................3.63%
Exxon Mobil..................................................3.58%
El Paso......................................................3.38%
Conoco Inc...................................................3.31%
Nabors Industries............................................3.08%
Amerada Hess.................................................3.03%
Weatherford International....................................3.02%
Pogo Producing...............................................2.95%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

ENERGY STOCKS RALLY IN THE SECOND HALF

Although the basic fundamentals behind the outlook for the energy sector remained in place throughout this past year, we did see macroeconomic factors affect the fund's performance -- both positively and negatively. In the first half of the period, the economy was weak, causing a slowdown in demand for oil as well as natural gas. This, in turn, triggered an increase in inventories, putting pressure on prices. At the same time, political debate in California regarding the regulation of power producers added to the climate of uncertainty for the energy sector. With its emphasis on companies showing strong long-term growth prospects, the fund declined during the first half of the period, as many of its holdings suffered in response to these events.

However, conditions changed drastically for energy stocks in the latter half of the period. Although energy giant Enron Corp declared bankruptcy in December (an event that did not directly affect the fund, as Enron HAD NOT BEEN A HOLDING in the fund for a long time), this did not hold energy stocks back significantly. In fact, we saw energy prices rebound sharply in the first quarter of 2002. A steady stream of positive economic data drove commodities higher, with investors looking ahead to better times and increased consumption. It's particularly telling that, in spite of the unusually warm winter weather, by the end of the period natural gas prices had reached above-average levels. Indeed, it began to appear that the Federal Reserve's easing actions and President Bush's tax cuts in 2001 had effectively laid the groundwork for a recovery -- and with this shift, the fund rebounded strongly, making up much of the ground it had lost earlier in the fiscal year.

FOCUSED ON LONG-TERM GROWTH TRENDS

Throughout the period, we continued to invest in a highly diversified group of holdings representing a full range of those growth areas within the energy sector -- such as oil services, exploration and production, and natural gas pipelines -- that can best capitalize on the world's reliance on oil and gas. Indeed, the fund's investment strategy has long been founded on research indicating that the U.S. economy will continue to require inexpensive and dependable energy sources for future economic expansion. An example of a holding that epitomizes the type of energy company we seek is Murphy Oil. Murphy showed significant production growth last year and turned in a strong performance for the fund. Furthermore, we believe the company can continue to expand and contribute positively to the portfolio going forward.

LINE GRAPH:  INVESCO ENERGY FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO ENERGY FUND -               S&P 500 INDEX(2)
      INVESTOR CLASS

3/92  $10,000                             $10,000
3/93  $11,597                             $11,521
3/94  $11,024                             $11,689
3/95  $10,859                             $13,506
3/96  $13,365                             $17,837
3/97  $17,068                             $21,372
3/98  $21,023                             $31,622
3/99  $16,980                             $37,469
3/00  $26,009                             $44,188
3/01  $32,014                             $34,612
3/02  $31,251                             $34,695

We are also constantly monitoring alternative energy companies, although these firms have struggled to be profitable and therefore are not a significant portion of the portfolio. Fuel cell companies, after all, are themselves fueled by hydrogen, which will likely come from natural gas. That said, we remain committed to seeking alternative energy investments as conditions change and growth opportunities present themselves.

LINE GRAPH:  INVESCO ENERGY FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Energy Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO ENERGY FUND - CLASS C       S&P 500 INDEX(2)

2/00  $10,000                             $10,000
3/00  $12,112                             $10,978
3/01  $14,818                             $ 8,599
3/02  $14,364                             $ 8,620

LINE GRAPH:  INVESCO ENERGY FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 3/31/02.

      INVESCO ENERGY FUND - CLASS K       S&P 500 INDEX(2)

12/00 $10,000                             $10,000
3/01  $11,706                             $ 8,858
3/02  $10,728                             $ 8,879

A TRIP ABROAD CONFIRMS BULLISH OUTLOOK

During the final month of the reporting period, we traveled to Saudi Arabia, Kuwait, United Arab Emirates, and Russia to conduct research, and our experiences abroad only reinforced our bullish outlook for the energy sector. Based on meetings with corporate and political leaders, we believe that a price war between OPEC and Russia is unlikely. Additionally, political tensions in the Middle East were unusually high, but we are confident that the world's economies are recovering. This, in turn, should trigger additional growth in the energy sector. In fact, we feel that the gains we saw in the first quarter of 2002 represent just the beginning of a positive period for energy companies. In accordance with this view, we have been positioning the portfolio more aggressively of late.

Simply stated, the underlying dynamics driving energy prices and industry earnings are as compelling as ever. There is not enough refinery or natural gas capacity to meet demand, and in an expanding economy this will become even more evident. Consequently, we believe that the energy industry is entering a multiyear cycle of capacity expansion -- one that will provide ample opportunities for a variety of firms.

PIE CHART:  ENERGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Oil & Gas -
              Equipment & Services..............26.56%
            Oil & Gas Exploration
              & Production......................22.78%
            Oil & Gas Drilling..................17.44%
            Integrated Oil & Gas................16.81%
            Natural Gas Pipelines................8.32%
            Oil & Gas Refining
              & Marketing........................2.67%
            Gas Utilities........................1.71%
            Steel................................1.08%
            Electrical Components
              & Equipment........................0.83%
            Net Cash & Cash Equivalents..........1.80%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER
ENERGY FUND

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

FINANCIAL SERVICES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The stock market experienced its share of volatility this past fiscal year as investors responded to an increasingly weak economy through the majority of 2001. Conditions reached their nadir in the third quarter when recession set in following the September 11 attacks. A successful war campaign in Afghanistan, as well as signs of resilience in the economy, helped stocks rebound in the fourth quarter, but the reporting period ended with a lackluster quarter. Unfortunately, worries in the wake of Enron's collapse and a healthy dose of investor skepticism overrode positive signs of economic growth.

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - INVESTOR CLASS
             GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(4), and to the value of a $10,000 investment in the S&P Financials Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO FINANCIAL SERVICES
      FUND - INVESTOR CLASS        S&P 500 INDEX(4)  S&P FINANCIALS INDEX(4)

3/92  $10,000                      $10,000           $10,000
3/93  $13,850                      $11,521           $13,484
3/94  $13,525                      $11,689           $12,993
3/95  $14,496                      $13,506           $14,758
3/96  $20,598                      $17,837           $21,884
3/97  $25,074                      $21,372           $28,511
3/98  $39,507                      $31,622           $45,398
3/99  $41,836                      $37,469           $48,380
3/00  $41,486                      $44,188           $47,993
3/01  $46,154                      $34,612           $53,253
3/02  $47,916                      $34,696           $55,511

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(4), and to the value of a $10,000 investment in the S&P Financials Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Financial Services Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through
3/31/02.

      INVESCO FINANCIAL SERVICES
      FUND - CLASS C              S&P 500 INDEX(4)  S&P FINANCIALS INDEX(4)

2/00  $10,000                     $10,000           $10,000
3/00  $11,472                     $10,978           $11,855
3/01  $12,718                     $ 8,599           $13,154
3/02  $13,098                     $ 8,620           $13,712

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(4), and to the value of a $10,000 investment in the S&P Financials Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 3/31/02.

      INVESCO FINANCIAL SERVICES
      FUND - CLASS K              S&P 500 INDEX(4)  S&P FINANCIALS INDEX(4)

12/00 $10,000                     $10,000           $10,000
3/01  $ 9,803                     $ 8,858           $ 9,853
3/02  $10,135                     $ 8,879           $10,271

Given the challenging circumstances, financial stocks performed relatively well. Eight Federal Reserve interest rate cuts during the period proved beneficial, as did many financial companies' defensive reputations -- appealing to investors during an uncertain period. Reflecting the sector's performance, the value of Financial Services Fund-Investor Class shares gained 3.82% for the one-year period ended March 31, 2002. In comparison, the S&P Financials Index gained 4.24%, and the S&P 500 Index edged up 0.24%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

REGIONAL BANKS AND INSURANCE COMPANIES LEAD THE WAY

The Federal Reserve's aggressive easing actions during the period resulted in significantly lower interest rates and a steeper yield curve. This, in turn, proved to be a major factor propelling returns upward for banks, which, in borrowing short and lending long, benefited from an improved interest rate spread on loans. Key growth-oriented regional banks in the fund, such as Fifth Third Bancorp, TCF Financial, and Commerce Bancorp, all gained ground thanks to this boost in their net interest margins. They were also aided by their relatively stable business models, appreciated by investors in the face of volatility elsewhere.

The fund's insurance brokers were strong contributors to performance as well, with increases in the price of property/casualty insurance bolstering these firms' earnings and future earnings outlooks. For example, Marsh & McLennan and Gallagher (Arthur J) & Co both enjoyed considerable annual gains.

Another notable performer in the insurance space was Radian Group, which rose approximately 45% during the period -- enough to significantly outpace the majority of its peers. Radian originally focused on mortgage insurance, but with the acquisition in early 2001 of Enhance Financial, the company was able to diversify its earnings base. Enhance, a player in the financial guarantee insurance and reinsurance industries, broadened Radian's reach, and as the larger company's new earnings power and diversification became evident over the past year, investors responded favorably.

Finally, it is worth mentioning that our largest holding at year-end, Citigroup Inc, managed a positive return in spite of several obstacles that fell in its path during the period. Because Citigroup is well diversified, it grew operating earnings even through the dismal third quarter of 2001. Indeed, the weak global economy, the largest insurance catastrophe in history on September 11, the company's exposure to the Enron bankruptcy, and the financial meltdown in Argentina all constituted potential stumbling blocks -- but none of these put a stop to Citigroup's forward momentum.

MARKET-SENSITIVE BANKS FALTER

Our growth-oriented style also worked against us in some instances. Specifically, larger banks with exposure to the weak capital markets struggled, given the uncooperative environment. As a result, companies with exposure to some of the weaker areas, such as Bank of New York, Northern Trust, Wells Fargo & Co, and JP Morgan Chase & Co, underperformed during the reporting period.

Nonetheless, we remain confident in these companies' long-term potential, and continue to orient the fund toward financial services firms that we believe are positioned for growth. In fact, we are currently increasing the fund's weighting in credit and market-sensitive stocks representing industries like consumer finance, investment banking and brokerage, and asset management. Given the positive economic developments of the past few months, we feel that markets could stabilize, bettering the loan growth and credit environment, increasing mergers and acquisitions as well as equity financing, and generally creating a market more conducive to growth-oriented stocks in our sector. Furthermore, in this setting, the Federal Reserve is likely to begin gradually implementing interest rate increases, and we feel that market-sensitive -- rather than interest-rate-sensitive -- companies will fare better should this happen.

That said, we will continue to ensure that the fund is diversified across a number of sub-sectors within the financial services arena. This approach should help us navigate any additional downward volatility the market may experience.

--------------------------------------------------------------------------------
                           FINANCIAL SERVICES FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Citigroup Inc.....................................................6.01%
Bank of America...................................................5.37%
Fifth Third Bancorp...............................................4.86%
Wells Fargo & Co..................................................4.68%
Lehman Brothers Holdings..........................................3.97%
Marsh & McLennan..................................................3.80%
American International Group......................................3.68%
Goldman Sachs Group...............................................3.60%
TCF Financial.....................................................3.09%
JP Morgan Chase & Co..............................................3.04%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PIE CHART:  FINANCIAL SERVICES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks................................................34.18%
            Diversified Financial Services.......................15.43%
            Investment Adviser/Broker
              Dealer Services....................................14.54%
            Consumer Finance......................................8.43%
            Multi-Line Insurance..................................8.42%
            Insurance Brokers.....................................5.27%
            Property & Casualty Insurance.........................4.17%
            Life & Health Insurance...............................3.04%
            Reinsurance...........................................2.24%
            Real Estate Investment Trusts.........................0.59%
            IT Consulting & Services..............................0.40%
            Net Cash & Cash Equivalents...........................3.29%

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P FINANCIALS INDEX REFLECTS THE FINANCIAL SERVICES SECTOR OF THE S&P 500 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JOSEPH W. SKORNICKA OMITTED]

JOSEPH W. SKORNICKA, CFA
FINANCIAL SERVICES FUND

JOE SKORNICKA IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JOE WAS A SENIOR EQUITY ANALYST AND FUND MANAGER WITH MUNDER CAPITAL MANAGEMENT AND AN ASSISTANT VICE PRESIDENT FOR COMERICA INCORPORATED. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND HOLDS AN MBA FROM THE UNIVERSITY OF MICHIGAN AND A BA FROM MICHIGAN STATE UNIVERSITY.

YOUR FUND'S REPORT

GOLD FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year was highly favorable for gold markets, which surged ahead as a handful of key growth catalysts fell into place. Although the U.S. dollar remains a strong currency, it softened during the period, boosting the value of gold. For more than a decade, the dollar has served as the standard in foreign currency markets, a position that gold had occupied previously. However, with the dollar weakening somewhat this year, gold played a more significant role as a back-up for foreign local currencies. Specifically, we saw Argentina attempt to revive its economy by instituting a one-to-one relationship between the U.S. dollar and its own currency -- an experiment that failed. This event was one of many that bolstered gold's appeal as a reliable hedge.

--------------------------------------------------------------------------------
                                  GOLD FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Newmont Mining.................................................11.26%
Meridian Gold...................................................7.78%
Barrick Gold....................................................7.47%
Gold Fields Ltd Sponsored ADR Representing
   Ord Shrs.....................................................6.43%
IAMGOLD Corp....................................................5.47%
Harmony Gold Mining Ltd Sponsored ADR
   Representing Ord Shrs........................................5.36%
Goldcorp Inc....................................................5.34%
AngloGold Ltd Sponsored ADR
   Representing 1/2 Ord Shr.....................................5.14%
Agnico-Eagle Mines Ltd..........................................4.99%
Glamis Gold Ltd.................................................3.26%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Another catalyst for gold prices was a strong wave of buying in Japan, where financial weakness persisted all year. In fact, during the first quarter of 2002 alone, Japanese buyers -- a mix of banks, other institutions, and individuals -- accounted for as much as 15% of the annual demand for gold. The performance of gold was also aided by the prevailing uncertainty in U.S. equity markets. With economic worries dogging investors for most of the year and geo-political uncertainty spiking higher in the wake of the terrorist attacks and violence in the Middle East, some investors turned to the gold sector as a potential safe haven.

At the same time, other investors speculated that inflation could play a greater role in the world's economies going forward. Historically, gold has been used as a hedge against inflation, and therefore -- even though such speculation may prove groundless -- benefited from this perception. Finally, massive consolidation in the gold industry has been forcing inefficient producers out of business. This has reduced the supply of gold and pushed prices higher over the past year.

Given all of these positive factors, the fund was ideally positioned to succeed during the one-year period ended March 31, 2002. Indeed, the value of Gold Fund-Investor Class shares gained 60.14% for the period, significantly outpacing the S&P 500 Index, which edged up by 0.24% during the period. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

EXPOSURE TO GOLD BULLION AND AN EMPHASIS ON LARGE-CAP LEADERS

Throughout the period, we maintained our conservative approach, continuing to maintain a substantial weighting in gold bullion. We did so because bullion tends to be less volatile -- to the upside or the downside -- than the stocks of gold producers. Therefore, we feel that bullion exposure can help cushion any downturns or turbulence in gold prices over time.

The fund's outperformance of the broad market, however, was essentially due to our investment in core gold companies with the ability to grow their gold reserves at a relatively low cost. In particular, we emphasized companies that do not significantly hedge, and these firms benefited as gold prices moved higher.

For example, our largest holding at year-end, Newmont Mining, advanced considerably as the company completed its acquisitions of Normandy Mining Ltd and Franco-Nevada Mining Ltd. With these mergers, Newmont became the largest gold producer in the world. In addition, Normandy had hedged aggressively against gold, depressing prices. The subsequent buy-out of Normandy by Newmont Mining was a positive for the gold market.

PIE CHART:  GOLD FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Gold..........................62.03%
            Diversified Metals & Mining...20.94%
            Gold Bullion...................9.62%
            Net Cash & Cash Equivalents....7.41%

A CAUTIOUSLY OPTIMISTIC OUTLOOK

Demand for gold could decrease if there is a quick and peaceful settlement in the Middle East. However, the price of gold currently stands around $300 per ounce. Roughly 20% of the world's gold costs $270 per ounce to produce, and more than 50% costs $200 per ounce to produce. With this in mind, we do not expect the price of gold to decline much, if at all, given the support in production cost and the uncertainty surrounding the global economy. If the price of gold declines too much, many companies will simply stop the production of gold, which should support prices. Furthermore, we expect to see more consolidation in the industry going forward.

LINE GRAPH:  INVESCO GOLD FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold Fund
- Investor Class to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO GOLD FUND - INVESTOR CLASS  S&P 500 INDEX(6)

3/92  $10,000                             $10,000
3/93  $12,193                             $11,521
3/94  $17,277                             $11,689
3/95  $12,218                             $13,506
3/96  $20,297                             $17,837
3/97  $17,000                             $21,372
3/98  $ 9,190                             $31,622
3/99  $ 6,590                             $37,469
3/00  $ 5,699                             $44,188
3/01  $ 5,222                             $34,612
3/02  $ 8,362                             $34,695

LINE GRAPH:  INVESCO GOLD FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold Fund
- Class C to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Gold Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO GOLD FUND - CLASS C         S&P 500 INDEX(6)

2/00  $10,000                             $10,000
3/00  $ 9,143                             $10,978
3/01  $ 8,964                             $ 8,599
3/02  $14,179                             $ 8,620

(5) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER
GOLD FUND

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

HEALTH SCIENCES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

It was a challenging year for equities, given the attacks of September 11, uncertainty surrounding the economy, and negative investor sentiment following the collapse of Enron Corp. Under these conditions, health care stocks experienced a high level of volatility. Furthermore, the health care sector was faced with a tough environment for product approval, with the Federal Drug Administration (FDA) showing heightened concern over the safety profiles of drugs for the treatment of non-life-threatening afflictions.

In spite of these obstacles, the health care sector did manage to outperform the broader market over the past year. Generally speaking, health care stocks' inherently defensive posture and relative insulation from economic conditions helped them evade the steep declines that affected more market-sensitive sectors. Following this trend, for the one-year period ended March 31, 2002, the value of Health Sciences Fund-Investor Class shares advanced 3.95%, outpacing the S&P 500 Index, which gained 0.24% over the same period. (Of course, past performance is not a guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                             HEALTH SCIENCES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Johnson & Johnson...............................................5.51%
Wyeth...........................................................5.25%
Forest Laboratories.............................................5.18%
Pharmacia Corp..................................................5.05%
AstraZeneca PLC Sponsored
   ADR Representing Ord Shrs....................................4.92%
Pfizer Inc......................................................4.83%
AmerisourceBergen Corp..........................................4.63%
Amgen Inc.......................................................4.28%
Abbott Laboratories.............................................4.25%
Lilly (Eli) & Co................................................3.60%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FOCUS ON GROWTH

Throughout the period, we focused on those health care companies meeting our growth criteria -- in other words, companies establishing large market shares in attractive areas of the sector with high barriers to entry for competitors. Most frequently, these criteria were satisfied by firms representing the pharmaceutical, biotechnology, and medical device sub-sectors.

Holdings exemplifying our growth bias that performed well for the fund during the period comprised a diverse mix of firms, such as biotech leaders Gilead Sciences and IDEC Pharmaceuticals, medical device manufacturer St Jude Medical and diversified giant Johnson & Johnson. We purchased Gilead at the beginning of a profitability cycle for the company, recognizing that it was on the verge of breaking into the black with the introduction of a new HIV drug -- which was subsequently approved by the FDA during the year. Similarly, our conviction in IDEC Pharmaceuticals turned profitable thanks to the company's success with its cancer drug for non-Hodgkin's lymphoma, Rituxin, which broadened its reach for the treatment of low-grade non-Hodgkin's lymphoma to intermediate- and high-grade stages of the disease as well.

St Jude, specializing in implantable defibrillators, launched a new dual-chamber defibrillator during the year, gaining valuable market share after our purchase of the stock at a very reasonable valuation. Meanwhile, our largest holding at year-end, Johnson & Johnson, was rewarded by investors for its stability -- an outcome of the company's position as the most diversified health care firm in the world. J&J also made progress establishing itself as the potential leader in the drug-coated stent market, with its stock rising in anticipation of expected dominance in this area.

SOME WEAKNESS IN EARLY-STAGE BIOTECHS AND LARGE-CAP PHARMACEUTICALS

Fund performance was hindered somewhat by our decision to invest in a handful of early-stage biotechnology firms following September 11. Initially, these companies fared well, but in December and January, their performance began to lag as their drug development platforms failed to evolve as quickly and as successfully as we had expected. Therefore late in the period, we began to pare down the fund's weighting in this segment of the market, liquidating stocks like Protein Designs Labs and Human Genome Sciences.

We were also disappointed with the performance of a few large-cap pharmaceutical stocks in the fund, including Bristol-Myers Squibb and Schering-Plough Corp. These firms, caught in gaps in their product cycles, experienced decelerated earnings growth and a subsequent decrease in their valuations. While not large positions in the fund, we believe that both Bristol-Myers and Schering-Plough can recover, and therefore retained them in the portfolio.

PIE CHART:  HEALTH SCIENCES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals...............62.07%
            Biotechnology.................20.67%
            Health Care Equipment.........12.57%
            Health Care Facilities.........2.20%
            Managed Health Care............0.91%
            Health Care Supplies...........0.79%
            Net Cash & Cash Equivalents....0.79%

TARGETING HEALTH CARE'S GROWTH AREAS

We will continue to pursue companies addressing large, underserved markets in the health care sector, targeting those companies positioned to produce desired products in large and growing markets. Specifically, we expect to keep focusing on pharmaceuticals, biotechnology companies, and medical device leaders while taking a cautious approach toward the service side of the business.

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO HEALTH SCIENCES FUND -
      INVESTOR CLASS                            S&P 500 INDEX(8)

3/92  $10,000                                   $10,000
3/93  $ 7,588                                   $11,521
3/94  $ 8,582                                   $11,689
3/95  $10,143                                   $13,506
3/96  $15,289                                   $17,837
3/97  $15,550                                   $21,372
3/98  $22,042                                   $31,622
3/99  $27,225                                   $37,469
3/00  $27,507                                   $44,188
3/01  $26,374                                   $34,612
3/02  $27,415                                   $34,695

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Health Sciences Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through
3/31/02.

      INVESCO HEALTH SCIENCES FUND - CLASS C    S&P 500 INDEX(8)

2/00  $10,000                                   $10,000
3/00  $ 8,944                                   $10,978
3/01  $ 8,516                                   $ 8,599
3/02  $ 8,759                                   $ 8,620

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 3/31/02.

      INVESCO HEALTH SCIENCES FUND - CLASS K    S&P 500 INDEX(8)

12/00 $10,000                                   $10,000
3/01  $ 8,136                                   $ 8,858
3/02  $ 8,414                                   $ 8,879

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA
HEALTH SCIENCES FUND

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

LEISURE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Despite the challenging volatility of the past year, select leisure stocks performed quite well relative to the broader market. Resilient consumer spending supported this sector, even while many other stocks were pressured by poor investor sentiment and the soft economy. Granted, the leisure group declined sharply in the wake of the terrorist attacks, when the outlook for the economy was in question, and business and leisure travel became depressed. But by the end of the period, the economic data revealed an improving business climate, and with business and leisure travel resuming, the group finished the period on a strong note.

LINE GRAPH:  INVESCO LEISURE FUND - INVESTOR CLASS GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO LEISURE FUND - INVESTOR CLASS     S&P 500 INDEX(10)

3/92  $10,000                                   $10,000
3/93  $12,769                                   $11,521
3/94  $15,007                                   $11,689
3/95  $16,136                                   $13,506
3/96  $18,661                                   $17,837
3/97  $18,831                                   $21,372
3/98  $27,852                                   $31,622
3/99  $35,376                                   $37,469
3/00  $51,319                                   $44,188
3/01  $48,496                                   $34,612
3/02  $51,408                                   $34,695

LINE GRAPH:  INVESCO LEISURE FUND - CLASS C GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Leisure Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO LEISURE FUND - CLASS C            S&P 500 INDEX(10)

2/00  $10,000                                   $10,000
3/00  $10,347                                   $10,978
3/01  $ 9,708                                   $ 8,599
3/02  $10,203                                   $ 8,620

LINE GRAPH:  INVESCO LEISURE FUND - CLASS K GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/01) through 3/31/02.

      INVESCO LEISURE FUND - CLASS K            S&P 500 INDEX(10)

12/01 $10,000                                   $10,000
3/02  $10,795                                   $10,255

Supported by these trends, for the one-year period ended March 31, 2002, the value of Leisure Fund-Investor Class shares appreciated 6.01%, which compares favorably to the minimal advance of 0.24% recorded by its benchmark, the S&P 500 Index. (Of course, past performance is not a guarantee of future results.)(9),
(10) For performance of other share classes, please see page 2.

HOTEL AND GAMING STOCKS PROVIDED NICE GAINS

Throughout the period, the fund enjoyed solid performance from a broad range of holdings, but particularly from its largest positions. One group that stood out, however, was the hotel sub-sector, which bolstered our results for most of the year. These companies, such as Marriott International and Starwood Hotels & Resorts Worldwide, had declined precipitously in the wake of the terrorist attacks, but rebounded sharply after data revealed that the group's business was not in as bad a shape as some had feared.

Gaming stocks also enjoyed a strong year. Casino operator Harrah's Entertainment, the fund's top holding, had a wonderful year, enjoying solid fundamental gains despite the challenging economy. Although the company declined with the rest of the market following September 11, investors soon realized that Harrah's geographic diversification meant that people wouldn't necessarily need to fly to patronize the company's venues. On top of this competitive advantage, the company's nationwide loyalty program and focus on providing superior customer service continued to result in market share gains for the company.

Harrah's was not our only gaming company to perform well. MGM Mirage and Park Place Entertainment also contributed positively to results, as casino tourist traffic was generally strong throughout the year. These same trends also supported our stake in International Game Technology, a company that makes slot machines, that benefited from a favorable product cycle.

STRONG PERFORMANCE FROM A BROAD RANGE OF SUB-SECTORS

The fund's beverage stocks, including Anheuser-Busch Cos, also performed well. We invested in these companies a couple of years ago, when we thought they were extremely inexpensive given their revenue consistency and fundamental outlook. And these stocks have performed quite well for us since then. Other areas of strength included the fund's toy and video game stocks, two areas that have benefited from new product launches and America's growing preference to entertain at home.

The fund's publishing stocks, notably coupon publisher Valassis Communications, also ranked among the better performing groups in the market. Although the advertising market took a downturn during the past 12 months, investors flocked to these companies, particularly newspaper publishers, in an effort to access companies with relatively consistent revenues. Other groups that contributed positively to annual performance were the fund's mining, apparel, and multi-line retail holdings.

--------------------------------------------------------------------------------
                                 LEISURE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Harrah's Entertainment...............................................7.21%
Mattel Inc...........................................................5.34%
Omnicom Group........................................................4.96%
International Game Technology........................................4.37%
Valassis Communications..............................................4.35%
Liberty Media Class A Shrs...........................................4.26%
Marriott International Class A Shrs..................................3.37%
Starwood Hotels & Resorts Worldwide
   Paired Certificates...............................................2.44%
Heineken NV..........................................................2.21%
Anheuser-Busch Cos...................................................2.08%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Overall, it was a solid year for the portfolio, as we saw strong performance from a broad range of sub-sectors. But in a challenging market like we experienced during the past year, it is difficult to avoid all laggards. The fund's cable and broadcasting stocks were its biggest disappointment, pressured by the soft advertising market and conservative investor sentiment. But even in these areas, there were companies that performed well, including Spanish Broadcasting System and USA Networks.

CONFIDENCE FOR A RECOVERY IS HIGH

Going forward, we are encouraged by the economy's progress, and believe that a renewed expansion would likely support consumer discretionary spending -- a trend that could provide a fundamental tailwind for many of our holdings.

Even so, we continue to focus on the portfolio's long-term potential, and, in this regard, we remain as confident as ever. We remain optimistic that leisure spending will represent an ever-larger percentage of the nation's gross domestic product. Furthermore, we believe that our holdings are positioned to capitalize on this trend over the next three to five years. As such, we have not made any significant changes to the portfolio. Our low turnover rate is not due to a lack of ideas. We continue to find individual growth companies that are growing their earnings or cash flow by at least 10%, yet trade at reasonable valuations. However, our selectivity prevents us from turning the portfolio over significantly. We believe in the potential that our holdings possess, and that has us quite confident over the long term.

PIE CHART:  LEISURE FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Casinos & Gaming....................13.06%
            Advertising.........................12.69%
            Cable & Satellite Operators.........11.19%
            Hotels...............................8.92%
            Movies & Entertainment...............8.66%
            Brewers..............................6.69%
            Leisure Products.....................6.48%
            Publishing & Printing................5.95%
            Investment Companies.................5.80%
            Broadcasting - Radio/TV..............5.03%
            Other Industries....................12.32%
            Net Cash & Cash Equivalents..........3.21%

(9) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF MARK GREENBERG OMITTED]

MARK GREENBERG, CFA
LEISURE FUND

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS MORE THAN 17 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

REAL ESTATE OPPORTUNITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Real estate investment trusts (REITs) continued to advance over the past fiscal year, outperforming the broader market. However, like other stock market sectors, REITs also felt the effects of the economic slowdown as vacancy and lease rates declined. Despite these deteriorating fundamentals, REITS performed relatively well, supported by the market's rotation to higher-yielding, more defensive securities. And just as the broader market rotated into more value-oriented opportunities, the REIT market mirrored the same trends as less expensive, higher-yielding property sub-sectors outperformed, such as mortgage, health care, and self-storage.

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS
             GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/97) through 3/31/02.

      INVESCO REAL ESTATE OPPORTUNITY                     NAREIT-EQUITY
      FUND - INVESTOR CLASS             S&P 500 INDEX(12) REIT INDEX(12)

1/97  $10,000                           $10,000           $10,000
3/97  $10,120                           $10,269           $10,071
3/98  $12,136                           $15,194           $11,974
3/99  $ 8,724                           $18,003           $ 9,445
3/00  $ 9,097                           $21,231           $ 9,692
3/01  $10,102                           $16,631           $12,007
3/02  $11,584                           $16,670           $14,753

For the one-year period ended March 31, 2002, the value of Real Estate Opportunity Fund-Investor Class shares appreciated 14.67%. The fund outperformed the S&P 500 Index, which advanced just 0.24% during the period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS C
             GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Real Estate Opportunity Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO REAL ESTATE OPPORTUNITY                     NAREIT-EQUITY
      FUND - CLASS C                    S&P 500 INDEX(12) REIT INDEX(12)

2/00     $10,000                        $10,000           $10,000
3/00     $10,210                        $10,978           $10,329
3/01     $11,251                        $ 8,599           $12,796
3/02     $12,791                        $ 8,620           $15,722

RETAIL REITS SUPPORTED PERFORMANCE

The fund's retail exposure, particularly regional malls, outperformed. Early in the period, we recognized that companies such as General Growth Properties, Rouse Co, and Simon Property Group were trading at attractive valuations and exhibiting strong operating fundamentals, relative to other REIT sub-sectors, and we increased our exposure. As the period progressed, the group continued to demonstrate healthy fundamentals, buoyed by resilient consumer spending.

HOTEL AND LODGING REITS REBOUND AFTER 9/11

Another area that contributed positively to the fund's performance were the hotel and lodging REITs. These companies declined sharply in the wake of the tragedy on September 11, as investors considered how business and leisure travel might be affected by the ongoing terrorist threat. We were confident that the selling had become overdone, so we increased our exposure to the group at what we believed to be rock bottom prices. Among the REITs we either added to or initiated positions in were Host Marriott and RFS Hotel Investors. By December, business and leisure travel had picked up dramatically, and the group's revenues per available room, which is a good reflection of the sub-sector's health, had rebounded nicely. These two trends spurred money back into the hotel and lodging REITs, resulting in strong gains for the portfolio.

Other areas of strength included the fund's health care REITS, an area we added to during the year, including Health Care Property Investors. The health care REITs benefited from the market's preference for more defensive investments. Also supporting performance were the fund's diversified REITs, such as Washington Real Estate Investment Trust, which benefited from its presence in Washington D.C.

OFFICE AND APARTMENT REITS EXPERIENCED DETERIORATING FUNDAMENTALS

Meanwhile, the fund's office REITs also advanced, but underperformed the broader REIT market, pressured, in part, by the market's preference for more value-oriented property types. However, one standout was SL Green Realty, which benefited from its exposure to the healthy mid-town Manhattan real estate market. These same trends also hurt the fundamental outlook for the apartment REIT group, though these companies still advanced and outperformed the broader stock market.

--------------------------------------------------------------------------------
                         REAL ESTATE OPPORTUNITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Equity Office Properties Trust......................................4.33%
Vornado Realty Trust SBI............................................4.01%
Equity Residential Properties Trust SBI.............................3.86%
Boston Properties...................................................3.79%
Archstone-Smith Trust...............................................3.69%
Simon Property Group................................................3.68%
SL Green Realty.....................................................3.52%
CarrAmerica Realty..................................................3.42%
Host Marriott.......................................................3.40%
Rouse Co............................................................3.14%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Finally, the fund's non-REIT exposure, which represented about 15% of the portfolio at the end of the fiscal year, hindered our performance. In particular, the fund's tower stocks retreated on worries that a decline in demand for telecommunications services would result in a slowdown in tenant leasing. Throughout the year, we gradually eliminated our tower exposure.

Going forward, the pace and progress of the economic recovery continues to encourage us. Although real estate is generally a lagging indicator, we believe the worst is behind us. If the economic expansion continues to build momentum, then corporate profits should rise in lock step. Improved corporate profitability often translates into lower unemployment, which, in turn, means greater demand for real estate. Consequently, the fundamental outlook for REITs should improve. Although the group has enjoyed a nice run over the past year, it continues to yield around 7% on average, which might appeal to income-hungry investors. Furthermore, during the past year, REITs were added to the S&P 500 Index, a move that should introduce this compelling asset class to a wider audience of potential investors.

Turning to the fund's portfolio, our optimism about the economy has prompted us to emphasize groups that will receive the biggest boost from the economic recovery, including hotel and lodging, office and apartment REITs. But because periods of economic improvement are notoriously choppy, we are also favoring companies with limited development pipelines and low lease rollovers, a tactic that might help manage volatility if the market becomes dicey. Geographically, we will maintain our diversification, with a modest emphasis in southern California, Washington D.C., and mid-town New York City, three areas that continue to demonstrate favorable supply and demand dynamics.

PIE CHART:  REAL ESTATE OPPORTUNITY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Real Estate Investment Trusts..........83.03%
            Paper Products..........................3.02%
            Real Estate Management
               & Development........................2.95%
            Home Improvement Retail.................2.93%
            Forest Products.........................2.21%
            Leisure Facilities......................1.12%
            Homebuilding............................1.00%
            Casinos & Gaming........................0.93%
            Hotels..................................0.78%
            Net Cash & Cash Equivalents.............2.03%

(11) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(12) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. THESE INDEXES IS NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

FUND MANAGEMENT

[PHOTOGRAPH OF SEAN D. KATOF OMITTED]

SEAN D. KATOF
REAL ESTATE OPPORTUNITY FUND

SEAN D. KATOF IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND AN MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994.

YOUR FUND'S REPORT

TECHNOLOGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year was a difficult one for the technology sector. Indeed, it marked the continuation of a negative trend that began with the implosion of the valuation bubble, which -- in combination with the onset of an earnings recession -- led to a historic fall-off in the stock performance of tech companies. Unfortunately, business fundamentals kept deteriorating through most of 2001, with the events of September 11 heightening investor concern and producing a bout of panicked selling that undercut the already weak performance of tech firms. Finally, the fiscal year's downturn was capped by the collapse of Enron Corp.

--------------------------------------------------------------------------------
                               TECHNOLOGY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Microchip Technology............................................3.37%
Maxim Integrated Products.......................................2.85%
Flextronics International Ltd...................................2.30%
First Data......................................................2.14%
Linear Technology...............................................2.10%
Intel Corp......................................................1.98%
Applied Materials...............................................1.89%
Novellus Systems................................................1.88%
Polycom Inc.....................................................1.72%
Microsoft Corp..................................................1.72%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/98) through 3/31/02.

      INVESCO TECHNOLOGY FUND -
      INSTITUTIONAL CLASS                 S&P 500 INDEX(14)

12/98 $10,000                             $10,000
3/99  $11,888                             $10,498
3/00  $32,129                             $12,380
3/01  $11,764                             $ 9,697
3/02  $10,112                             $ 9,721

On a positive note, after tech stocks reached a bottom following the terrorist attacks, we experienced a dramatic fourth-quarter rebound. Investors' renewed confidence, bolstered by the United States' success in Afghanistan, sent tech stocks soaring. The sector's brief revival gave way to poor returns in the first quarter 2002. Nonetheless, this surge helped mitigate the rest of the period's disappointments.

Against this volatile backdrop, the value of Technology Fund-Investor Class shares declined 14.58% for the one-year period ended March 31, 2002. This performance trailed the 0.24% gain of the S&P 500 Index over the same period. The decline in the fund relative to its benchmark was partly attributable to our emphasis on higher-growth-rate companies, which were hit especially hard this past year. (Of course, past performance is not a guarantee of future results.)(13), (14) For performance of other share classes, please see page 2.

SEMICONDUCTORS SHINE

Throughout the year, we actively concentrated on the highest-quality growth companies in the tech sector. This approach resulted in a substantial weighting at year-end in semiconductor companies, a group that contributed positively to the portfolio's performance during the period. This was partly because these stocks were the first to go down -- the result of a massive inventory glut throughout much of 2001 -- and then became the first to head back up. Indeed, as the year progressed, we saw more and more indications that the inventory imbalance was being worked off and orders from systems companies were picking up. Reflecting this turnaround in the industry, the fund's semiconductor holdings generally performed quite well during the period, and we are cautiously optimistic on their long-term growth prospects.

More specifically, our semiconductor capital equipment firms, which accounted for approximately 10% of the portfolio and a healthy portion of its 27% semiconductor weighting as of March 31, 2002, comprised one of the best-performing groups. These stocks benefited from a technology transition driving bigger wafer sizes and finer line widths.

The fund's second-largest weighting was in software stocks, and these were not as successful during the reporting period. They endured a particularly challenging first quarter, falling sharply due to a lack of new applications and projects. While it's difficult to gauge how much of an inventory overhang exists for software -- since many customers purchase bulk licenses -- we believe that performance is unlikely to improve before the second half of the year. The good news is that valuations fell to attractive levels during the period, and investors' expectations appear to be more reasonable -- which suggests that there is somewhat less risk in this area of the market.

ANTICIPATING A RECOVERY

We expect the technology sector to recover on a cyclical basis, barring any additional terrorist attacks or an acceleration of violence in the Middle East. However, we are not looking for a return to the growth rates evident in 1999 and early 2000. Investors' sensitivity toward valuations has increased significantly throughout this market downturn, and we anticipate tech stocks' growth to be more modest going forward -- faster than GDP growth, but at a rate that may trail the historic norm of 10% to 15%.

PIE CHART:  TECHNOLOGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors......................27.35%
            Application Software.................9.76%
            Semiconductor Equipment..............9.54%
            Systems Software.....................7.99%
            Electronic Equipment & Instruments...6.54%
            Telecommunications Equipment.........5.96%
            Data Processing Services.............4.83%
            IT Consulting & Services.............4.79%
            Computer Hardware....................4.08%
            Computer Storage & Peripherals.......3.94%
            Other Industries.....................7.03%
            Net Cash & Cash Equivalents..........8.19%

We believe that the drivers for growth in tech companies will be consumer and enterprise spending. That said, it's important to note that consumer spending is more likely to pick up late in the year around the holidays. Enterprise spending could also be slow to materialize, as it generally takes one to two quarters of an improved business climate before companies will begin spending again.

Given these circumstances, we feel that conditions for tech companies may grow more favorable in the fourth quarter. In the near term, valuations are still high and could forestall any short-term advances -- and until the cycle gains greater strength, the market will probably remain trading-oriented.

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO TECHNOLOGY FUND -
      INVESTOR CLASS                      S&P 500 INDEX(14)

3/92  $  10,000                           $10,000
3/93  $  10,931                           $11,521
3/94  $  12,882                           $11,689
3/95  $  15,513                           $13,506
3/96  $  21,233                           $17,837
3/97  $  23,360                           $21,372
3/98  $  30,648                           $31,622
3/99  $  40,939                           $37,469
3/00  $ 110,161                           $44,188
3/01  $  40,169                           $34,612
3/02  $  34,313                           $34,695

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Technology Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO TECHNOLOGY FUND -
      CLASS C                             S&P 500 INDEX(14)

2/00  $10,000                             $10,000
3/00  $10,663                             $10,978
3/01  $ 3,851                             $ 8,599
3/02  $ 3,251                             $ 8,620

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS K GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 3/31/02.

      INVESCO TECHNOLOGY FUND -
      CLASS K                             S&P 500 INDEX(14)

12/00 $10,000                             $10,000
3/01  $ 5,846                             $ 8,858
3/02  $ 5,036                             $ 8,879

(13) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]

WILLIAM R. KEITHLER, CFA
TECHNOLOGY FUND

WILLIAM R. KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT OF INVESCO FUNDS GROUP. A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, BILL RECEIVED AN MS FROM UNIVERSITY OF WISCONSIN-MADISON AND A BA FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

YOUR FUND'S REPORT

TELECOMMUNICATIONS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stocks endured another volatile year, as persistent economic worries and the tragedy of September 11 kept investors cautious. The first half of the period was dismal for telecom stocks, culminating in the September market lows. During the second half of the period, stocks recovered somewhat as progress in the war on terrorism and positive economic data encouraged investors. In fact, the telecommunications sector was up roughly 21% in the fourth quarter of 2001. However, the sector declined once again during the first three months of 2002. For telecom investors during the past 12 months, relative success meant owning the stocks that declined the least.

--------------------------------------------------------------------------------
                           TELECOMMUNICATIONS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

Liberty Media Class A Shrs.........................................4.37%
Cisco Systems......................................................3.53%
Verizon Communications.............................................3.49%
SBC Communications.................................................3.48%
Telefonos de Mexico SA Sponsored ADR
   Representing 20 Series L Shrs...................................3.47%
BellSouth Corp.....................................................3.42%
Vodafone Group PLC.................................................2.61%
Comcast Corp Class A Shrs..........................................2.60%
Telecom Italia Mobile SpA..........................................2.54%
Nokia Corp Sponsored ADR
   Representing Ord Shrs...........................................2.53%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The fund could not resist the weakness in the sector and, for the one-year period ended March 31, 2002, the value of Telecommunications Fund-Investor Class shares declined 48.26%. This return lagged the 0.24% gain of the S&P 500 Index. (Of course, past performance is not a guarantee of future results.)(15), (16) For performance of other share classes, please see page 2.

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND -INVESTOR CLASS
             GROWTH, OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 3/31/02.

      INVESCO TELECOMMUNICATIONS
      FUND - INVESTOR CLASS         S&P 500 INDEX(16)   MSCI EAFE INDEX(16)

8/94     $10,000                    $10,000             $10,000
3/95     $10,997                    $11,140             $10,015
3/96     $14,168                    $14,713             $11,284
3/97     $14,919                    $17,629             $11,481
3/98     $25,478                    $26,083             $13,655
3/99     $36,872                    $30,906             $14,525
3/00     $87,460                    $36,448             $18,214
3/01     $33,742                    $28,549             $13,538
3/02     $17,457                    $28,618             $12,482

EMERGING SERVICE PROVIDERS FELL ON HARD TIMES

Although performance was disappointing overall, perhaps the biggest disappointment was the performance of the fund's competitive local exchange carriers (CLECs). The CLECs, such as Time Warner Telecom and Allegiance Telecom, offer customers an alternative to buying their telecom services from the regional Bell operating companies (RBOCs). As the economy turned and the stock market declined during 2001, corporate America ratcheted down capital expenditures, and one of the first areas to see spending cuts was telecom services and infrastructure. As a result, the CLECs saw a sharp downturn in revenues. In many cases, lack of sales meant that many of the CLECs, which were building state-of-the-art, low-cost communications networks to compete with the incumbent service providers, did not have sufficient capital to fund their business models and complete their network builds. At the same time, the bear market in stocks had investors feeling extremely risk averse, which led to the capital markets drying up. Consequently, with their revenues falling and unable to raise money, many CLECs were forced to file for bankruptcy protection. Although several CLECs remain in durable financial health with adequate cash and solid balance sheets, investors tarred all of the CLECs with the same brush, and the good fell with the bad.

But CLECs were not the only area of weak performance within the portfolio. The fund's wireless telecom stocks also underperformed, as both service providers, such as Nextel Communications, and hardware companies, such as QUALCOMM Inc, declined sharply. Investors bid the wireless communications sub-sector lower after the group reported that the soft economy had resulted in a lower-than-anticipated growth rate of new subscribers.

Even the more defensive areas within the sector, specifically the RBOCs, experienced a rough year. In the past, the RBOCs, with their diverse product lines and historically consistent revenue streams, have been regarded as a relative safe-haven by investors. Over the past year, however, this has not been the case as stalwarts such as SBC Communications and BellSouth Corp underperformed the market, hurt by the downturn in corporate telecom spending.

Among the few standouts, the fund's contract manufacturers -- for example, Celestica Inc, which assembles telecom equipment -- performed well. Contract manufacturers traditionally see business accelerate during periods of economic weakness as corporations look to cut costs. In addition, the fund saw several individual holdings in wireless and equipment that resisted the downturns in their respective industries, but the collective strong performance by this handful of firms was not enough to offset the poor performance of our other holdings.

PIE CHART:  TELECOMMUNICATIONS FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Integrated Telecommunication Services.........21.01%
            Telecommunications Equipment..................10.01%
            Semiconductors.................................9.07%
            Wireless Telecommunication Services............8.81%
            Cable & Satellite Operators....................7.79%
            Networking Equipment...........................5.01%
            Integrated Telecommunication Services -
               Long Distance...............................4.41%
            Systems Software...............................3.68%
            Application Software...........................3.56%
            Natural Gas Pipelines..........................3.56%
            Other Industries..............................15.09%
            Net Cash & Cash Equivalents....................7.78%

FINDING THE BOTTOM

We thought investors' attitudes toward selected telecom sub-sectors were bad toward the end of 2001, but sentiment deteriorated even more during the first quarter. However, if there is an upside to recent market action, it is that valuations in several sectors have reached the low end of historical ranges.

Furthermore, recent economic data suggests a recovery might be afoot. If an expansion proves sustainable, then telecommunications would benefit. In contrast to most other sectors, the telecom sector has yet to reflect the anticipated recovery. Indeed, the shares of many participants in the group appear oversold, particularly given the likelihood that an improved economy would result in a resurgence in demand for telecom services. Increased demand for services coupled with anticipated industry consolidation should result in a much brighter profit outlook for surviving companies. However, it may be another year before industry rationalization runs its course, but the process continues and excesses will be eliminated. As fundamentals improve, the group's prospects will again hinge on investor sentiment, a variable we have no way of predicting. That said, we are optimistic about the fundamentals possessed by the fund's investments.

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS C GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Telecommunications Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS C                S&P 500 INDEX(16)   MSCI EAFE INDEX(16)

2/00     $10,000                    $10,000             $10,000
3/00     $10,859                    $10,978             $10,390
3/01     $ 4,159                    $ 8,599             $ 7,723
3/02     $ 2,124                    $ 8,620             $ 7,121

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS K GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 3/31/02.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS K                S&P 500 INDEX(16)   MSCI EAFE INDEX(16)

12/00    $10,000                    $10,000             $10,000
3/01     $ 6,533                    $ 8,858             $ 8,943
3/02     $ 3,376                    $ 8,879             $ 8,245


(15) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(16) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE MSCI-EAFE INDEX REFLECTS THE PERFORMANCE OF COMMON STOCKS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]

BRIAN B. HAYWARD, CFA
TELECOMMUNICATIONS FUND

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1985.

YOUR FUND'S REPORT

UTILITIES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stocks weathered an exceptionally volatile year as economic worries, terrorist attacks, and concerns about corporate accounting kept investors on their heels. In response to the prevailing uncertainty, investors generally rotated out of more aggressive investments and into more defensive asset classes, notably Treasury securities and value stocks.

Normally, utility stocks would have benefited from this trend, but an unusual set of circumstances kept utility shares under pressure. Last summer, the prospects of an energy crisis in California, and the accompanying political rhetoric pushed shares of energy companies lower. Then, as the details of the Enron Corp debacle unfolded, investors began to scrutinize any company with operations similar to those of Enron. Consequently, competitive power generators continued to slip lower. On the other side of the utility sector, telecommunications utilities also endured a rough period, as investors considered how the soft business climate would influence that group's revenues.

--------------------------------------------------------------------------------
                                UTILITIES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 3/31/02
--------------------------------------------------------------------------------

TXU Corp.......................................................5.56%
Dominion Resources.............................................5.51%
Pinnacle West Capital..........................................5.19%
El Paso........................................................4.91%
FPL Group......................................................4.37%
BellSouth Corp.................................................3.96%
SBC Communications.............................................3.68%
Verizon Communications.........................................3.28%
Constellation Energy Group.....................................3.21%
Xcel Energy....................................................2.85%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Overall, it was a difficult year for utility stocks and the fund could not defy the extensive weakness. For the one-year period ended March 31, 2002, the value of Utility Fund-Investor Class shares declined 33.34%. This return lagged the 0.24% gain of the S&P 500 Index, and the 22.26% decline posted by the S&P Utilities Index, which is a more specific benchmark for the fund. (Of course, past performance is not a guarantee of future results.)(17), (18) For performance of other share classes, please see page 2.

POWER GENERATORS HINDERED PERFORMANCE

The fund's relative weakness can primarily be attributed to the performance of its power generators, such as Mirant Corp, an area in which the fund was overweighted. These holdings performed poorly for most of the period, particularly during the summer after the Federal Energy Regulatory Commission extended price caps to other western states -- a move that some investors interpreted as a move to re-regulate.

TELECOMMUNICATIONS UNDERPERFORMED

The other area that contributed to the fund's poor showing was its alternative telecommunications services or competitive local exchange carriers (CLECs), a group that ranked among the poorest performing sub-sectors in the entire market. The CLECs' poor performance was the product of several negative developments, ranging from the deteriorating business climate to inhospitable capital markets. Several CLECs reported revenues that fell far short of investor expectations, which meant that many of the participants in the space were unable to service their debt. Ultimately, several CLECs filed for bankruptcy protection.

The regional bell operating companies (RBOCs), which are the splinters of the former Ma Bell monopoly, also lagged, hurt by the poor economy. Moreover, investors bid shares of the fund's wireless telecom services providers lower after the group's subscriber growth numbers declined in response to the poor economy.

Overall, the last year was hard on utilities investors, but there were a handful of bright spots, including our integrated electric utilities such as Xcel Energy, which essentially paced the market. But the performance of these few could not offset the broad declines in the rest of our portfolio holdings.

TAKING STEPS TO INCREASE YIELD AND LOWER VOLATILITY

The portfolio has changed dramatically since the beginning of the period. We have decreased the telecommunications weighting and have sold the fund's CLEC positions. The investing and business climate has changed since this time last year, and we no longer believe these companies represent an attractive trade-off between risk and reward. Granted, the surviving companies might emerge from their present challenges and go on to enjoy much success, but we will wait until the shakeout before we consider revisiting this area. Other changes include a greater emphasis on integrated electric utilities that offer competitive dividend yields and boast strong balance sheets. In other tactics, we have increased the number of overall positions in an effort to build in greater diversity. However, this added diversity has not been at the expense of quality:
We continue to favor companies with the potential for reasonable earnings growth, with high dividend yields, and with the strong potential for attractive total return. We believe these changes should decrease overall volatility and normalize returns compared to the utility universe.

Our outlook for the utilities sector for the rest of year is fairly cautious, particularly in the telecommunications sector. We believe the telecom group is undergoing a stressful transition as it deals with overcapacity, competitive and capital issues. Consequently, in telecom, we are focusing on established competitors that possess strong balance sheets and enjoy internally funded growth. As for power generators, we are closely monitoring the proposition of additional capacity. But if the economy picks up or if we have an unseasonably warm summer, the supply issue will resolve itself, and it remains to be seen whether the additional capacity will materialize.

LINE GRAPH:  INVESCO UTILITIES FUND - INVESTOR CLASS GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(18), and to the value of a $10,000 investment in the S&P Utilities Index(18), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/02.

      INVESCO UTILITIES
      FUND - INVESTOR CLASS         S&P 500 INDEX(18)   S&P UTILITIES INDEX(18)

3/92     $10,000                    $10,000             $10,000
3/93     $12,380                    $11,521             $12,861
3/94     $13,087                    $11,689             $11,648
3/95     $12,986                    $13,506             $12,199
3/96     $16,148                    $17,837             $15,050
3/97     $17,109                    $21,372             $15,667
3/98     $24,930                    $31,622             $21,364
3/99     $27,609                    $37,469             $21,022
3/00     $37,512                    $44,188             $22,666
3/01     $31,818                    $34,612             $30,807
3/02     $21,211                    $34,695             $23,839

PIE CHART:  UTILITIES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Electric Utilities.....................56.69%
            Integrated Telecommunication Services..16.11%
            Natural Gas Pipelines...................8.67%
            Gas Utilities...........................4.61%
            Integrated Telecommunication Services-
               Long Distance........................1.71%
            Multi-Utilities.........................1.01%
            Net Cash & Cash Equivalents............11.20%

LINE GRAPH:  INVESCO UTILITIES FUND - CLASS C GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(18), and to the value of a $10,000 investment in the S&P Utilities Index(18), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Utilities Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 3/31/02.

      INVESCO UTILITIES
      FUND - CLASS C             S&P 500 INDEX(18)      S&P UTILITIES INDEX(18)

2/00  $10,000                       $10,000             $10,000
3/00  $10,258                       $10,978             $10,333
3/01  $ 8,633                       $ 8,599             $14,045
3/02  $ 5,709                       $ 8,620             $10,868

(17) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(18) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE LARGEST 500 COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P UTILITIES INDEX IS CONSIDERED REPRESENTATIVE OF EQUITIES IN THE UTILITY SECTOR. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]

JEFFREY G. MORRIS, CFA
UTILITIES FUND

JEFF MORRIS IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JEFF WORKED FOR NORWEST MORTGAGE. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

QUESTIONS & ANSWERS

AN INTERVIEW WITH DIRECTOR OF SECTOR MANAGEMENT BILL KEITHLER

[PHOTOGRAPH OF BILL KEITHLER OMITTED]

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT AT INVESCO FUNDS GROUP

THE OUTLOOK FOR TECH IN A POST-BUBBLE MARKET

IN THE FOURTH QUARTER, TECH STOCKS POSTED IMPRESSIVE GAINS, AND IT SEEMED WE MIGHT BE ON THE ROAD TO RECOVERY. YET ONCE 2002 GOT UNDERWAY, WE WERE BACK TO A TOUGH MARKET. WHAT WAS BEHIND THIS EXTREME SHIFT?

BILL KEITHLER: I think you have to go back a bit further -- to the September 11 attacks -- to fully understand the dynamics at work behind the rally and subsequent pullback. Tech stocks were already suffering before the attacks due to deteriorating business fundamentals, and the events of 9/11 caused something of a panic downturn when the market reopened on September 17. But tech stocks did put in a bottom at that time, setting the stage for improvement.

Then, in the fourth quarter, investors began to see that the U.S. would be more successful in Afghanistan than many had originally expected. Once people gained confidence that the war wouldn't cause the recession to deepen -- but would rather push out the recovery by a quarter or so -- investors started feeling quite optimistic in anticipation of improvement in the economy.

As a result, tech stocks probably got a bit ahead of themselves, and by early January, valuations were fairly expensive considering that near-term business conditions weren't particularly good. Furthermore, while reports showed that the fourth quarter was somewhat better than had been expected, it's important to keep in mind that it was essentially a four-month quarter because so little business was conducted in September. It was also the end of most companies' fiscal year, which tends to be a time for increases in spending.

In 2002, we've seen a continuation of the difficult business environment for tech companies that investors largely overlooked in the fourth quarter. It's true that we've had fewer earnings warnings so far this year than there were last year. But keep in mind that many companies are no longer providing public guidance -- and therefore, these companies are not required to preannounce any forthcoming disappointments. This could be skewing the numbers a bit, making for the appearance of a better scenario than actually exists.

WHERE DOES THAT LEAVE US IN GAUGING THE OUTLOOK FOR THE TECH SECTOR?

BILL KEITHLER: What's happened so far this year is actually consistent with our thesis that 2002 will be a year of recovery in tech spending -- but it's probably going to be a below-par recovery year, and we think that most of the improvement will be skewed toward the fourth quarter. We hold this view for several reasons.

First, the telecommunications industry is still under severe pressure. In fact, demand for technology products in this area is likely to decline in 2002 on a year-over-year basis. Second, the enterprise and consumer segments should be the strong drivers for technology spending, and these segments are more likely to spend later in the year. Consumer spending is usually heaviest in the fourth quarter because it coincides with the holiday season. And we believe that enterprise spending will also be geared toward the fourth quarter since it usually takes one to two quarters of an improved business climate before companies start thinking about expansion, new projects, and new applications.

Furthermore, the third quarter is typically a seasonally soft period for technology spending in any environment -- good or bad. That points to the fourth quarter for a sustainable upswing to start taking shape.

HOW HAS THE ACCOUNTING CONTROVERSY ASSOCIATED WITH ENRON'S DOWNFALL AFFECTED THE TECH SECTOR?

BILL KEITHLER: The controversy has recently faded somewhat from the headlines, but it was certainly a huge factor in the first quarter of 2002. During that time, if there was even a whisper of accounting issues surrounding a given company, the stock would get hammered.

However, we don't think there are widespread accounting problems in the technology sector. There are certainly cases of aggressive accounting that can be questioned, but these still fall within generally accepted accounting principles. That said, in the more conservative environment that we're currently in, accounting practices and balance sheets will likely remain a high-profile issue. We are certainly monitoring the situation closely, and are confident that our portfolio does not contain any Enron-type companies.

THERE'S BEEN MUCH DISCUSSION OF TECHNOLOGY STOCKS' VALUATIONS THIS PAST YEAR. WHAT IS YOUR PERSPECTIVE?

BILL KEITHLER: We went from a period during the tech boom where valuation was not a very important consideration on the part of investors to a period today when valuation has returned to a place of great significance. Growth is much more difficult to come by, and investors are definitely more valuation conscious than they were even a year ago.

Given this shift in sentiment, we certainly aren't expecting tech stocks to return to their bubble growth rates in 2002 -- especially considering that valuations are already fairly high after their surge in the fourth quarter of 2001. Instead, we believe that technology will grow somewhat faster than GDP but at a pace slightly behind the historic norm for tech stocks of 10% to 15%.

The good news about technology growth is that once it finally starts up again, it could continue for a protracted period. This is because we expect the telecom industry to take longer than usual to emerge from its slump -- and if telecom spending takes hold six to twelve months after enterprise spending kicks in, we could see an extra leg of demand in 2003. Of course, that's looking pretty far out.

"GROWTH IS MUCH MORE DIFFICULT TO COME BY, AND INVESTORS ARE DEFINITELY MORE VALUATION CONSCIOUS THAN THEY WERE EVEN A YEAR AGO."
--BILL KEITHLER

MARKET HEADLINES

"...THE THIRD QUARTER CONCLUDED AS THE WORST THREE-MONTH PERIOD FOR STOCKS SINCE THE FALL OF 1987."

MARKET OVERVIEW:

APRIL 2001 THROUGH MARCH 2002

The period began with an energetic April rally in beaten-down growth stocks that boosted investor confidence. However, this surge proved to be short-lived, as concerns over weak corporate earnings took hold by mid-May. Through late spring and into the summer months, the economy only worsened, weighed down by bad news from a number of market leaders.

All the while, the Federal Reserve was entrenched in an easing campaign that saw the central bank lower its target for the federal funds rate seven times from the beginning of January 2001 through the end of August. Consequently, bonds ranked among the best performing asset classes. On top of the Fed's monetary stimulus, the Bush administration took fiscal measures to further stimulate the economy, including federal tax rebate checks. By the end of the summer, data indicated these measures were beginning to take hold, and after languishing all summer, stock markets began to stabilize.

Then came the horrific events of September 11. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks only caused investors' sense of uncertainty to reach new heights. Meanwhile, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Among the beneficiaries of this trend were Treasuries, municipal bonds, and investment-grade corporate bonds. Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the uncertainty presented by anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that had led to economic improvement just prior to the attacks were still in place. Over and above these encouraging measures, however, were increased government spending and lower energy prices, two new developments since the terrorist attacks.

As the fourth quarter progressed, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from a number of companies suggesting they had started to see business activity increase also spurred investors to seek more aggressive investments. The market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. Meanwhile, the Fed continued its easing cycle, cutting interest rates once again.

Although the stock market's upswing lost momentum in December, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the

11th of 2001 -- bringing the federal funds rate to a low of 1.75%. But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its business and investor support. The Enron debacle proved to be injurious to the entire market in January, which had begun on a positive note and then fell prey to growing concern over accounting methods in general.

Yet the flow of positive economic data continued. And, after a weak February, optimism about the economy and corporate earnings gained momentum in March, and stocks enjoyed a nice rally to finish the fiscal year.

At the end of the period, investor sentiment was improving. The available economic data was increasingly depicting a more favorable economic backdrop. And corporations seemed to be benefiting, at least to the extent that a decline in the number of corporate earnings warnings indicates improvement in corporate profitability. April will be a critical period for stocks as companies report their first quarter profits. Strong corporate profits that exceed the market's expectations would do wonders for resuscitating the bull market.

"APRIL WILL BE A CRITICAL PERIOD FOR STOCKS AS COMPANIES REPORT THEIR FIRST QUARTER PROFITS. STRONG CORPORATE PROFITS THAT EXCEED THE MARKET'S EXPECTATIONS WOULD DO WONDERS FOR RESUSCITATING THE BULL MARKET."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
ENERGY FUND
98.91    COMMON STOCKS
0.84     ELECTRICAL COMPONENTS & EQUIPMENT
         Active Power(a)                                          589,100   $   3,092,775
==========================================================================================
1.72     GAS UTILITIES
         Equitable Resources                                      182,100       6,338,901
==========================================================================================
16.93    INTEGRATED OIL & GAS
         Amerada Hess                                             141,800      11,253,248
         Conoco Inc                                               420,000      12,255,600
         Exxon Mobil                                              303,000      13,280,490
         Murphy Oil                                               190,000      18,240,000
         Occidental Petroleum                                     250,000       7,287,500
==========================================================================================
                                                                               62,316,838
8.38     NATURAL GAS PIPELINES
         El Paso                                                  285,000      12,548,550
         Kinder Morgan Management LLC(a)                          229,000       7,708,140
         Williams Cos                                             450,000      10,602,000
==========================================================================================
                                                                               30,858,690
17.57    OIL & GAS DRILLING
         Atwood Oceanics(a)                                       194,000       8,904,600
         GlobalSanteFe Corp                                       283,000       9,254,100
         Grey Wolf(a)                                           2,200,000       8,712,000
         Nabors Industries(a)                                     270,000      11,407,500
         Noble Drilling(a)                                        325,000      13,451,750
         Pride International(a)                                   250,000       3,975,000
         Transocean Sedco Forex                                   270,000       8,972,100
==========================================================================================
                                                                               64,677,050
26.75    OIL & GAS EQUIPMENT & SERVICES
         BJ Services(a)                                           220,000       7,583,400
         Cal Dive International(a)                                380,000       9,462,000
         Cooper Cameron(a)                                        168,800       8,627,368
         Dril-Quip Inc(a)                                         222,000       5,694,300
         FMC Technologies(a)                                      511,200      10,188,216
         Maverick Tube(a)                                         261,900       4,274,208
         National-Oilwell Inc(a)                                  325,000       8,232,250
         Schlumberger Ltd                                         258,000      15,175,560
         Smith International(a)                                    55,000       3,726,250
         Technip-Coflexip SA Sponsored ADR
           Representing 1/4 Ord Shr(a)                            215,023       7,568,810
         Veritas DGC(a)(b)                                        400,000       6,764,000
         Weatherford International(a)                             235,000      11,193,050
==========================================================================================
                                                                               98,489,412
22.94    OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp                                              182,300      10,369,224
         EEX Corp(a)                                              209,800         432,188
         Evergreen Resources(a)                                   160,000       6,672,000

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Gulf Indonesia Resources Ltd(a)                        1,000,000   $  10,460,000
         Kerr-McGee Corp                                          128,000       8,044,800
         Nexen Inc                                                370,000       8,946,600
         Ocean Energy                                             500,000       9,895,000
         Pioneer Natural Resources(a)                             473,700      10,558,773
         Pogo Producing                                           345,000      10,936,500
         Remington Oil & Gas(a)                                   403,400       8,132,544
==========================================================================================
                                                                               84,447,629
2.69     OIL & GAS REFINING & MARKETING
         Valero Energy                                            200,000       9,904,000
==========================================================================================
1.09     STEEL
         Oregon Steel Mills(a)                                    528,300       4,015,080
==========================================================================================
         TOTAL COMMON STOCKS (COST $309,906,439)                              364,140,375
==========================================================================================
1.09     SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           3/29/2002 due 4/1/2002 at 1.780%, repurchased
           at $4,011,595 (Collateralized by Freddie Mac,
           Medium-Term Notes, due 3/26/2004 at 3.550%,
           value $4,087,445) (Cost $4,011,000)             $    4,011,000       4,011,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $313,917,439)                                               $ 368,151,375
==========================================================================================

FINANCIAL SERVICES FUND
96.34    COMMON STOCKS
34.05    BANKS
         Bank of America                                          989,300   $  67,292,186
         Bank of New York                                         627,100      26,350,742
         Bank One                                                 349,400      14,597,932
         Commerce Bancorp                                         330,600      14,843,940
         Credit Suisse Group(a)                                   584,300      22,148,368
         Fifth Third Bancorp                                      902,450      60,897,326
         FleetBoston Financial                                    524,212      18,347,420
         Investors Financial Services                             226,600      17,232,930
         National Commerce Financial                              649,300      18,050,540
         Northern Trust                                           426,500      25,636,915
         Synovus Financial                                        513,500      15,651,480
         TCF Financial                                            734,700      38,652,567
         UBS AG(a)                                                193,500       9,626,625
         Wells Fargo & Co                                       1,186,000      58,588,400
         Zions Bancorp                                            339,200      20,104,384
==========================================================================================
                                                                              428,021,755
8.40     CONSUMER FINANCE
         Capital One Financial                                    320,500      20,463,925
         Fannie Mae                                               153,400      12,253,592
         Freddie Mac                                              496,600      31,469,542
         Household International                                  440,700      25,031,760
         USA Education                                            166,900      16,322,820
==========================================================================================
                                                                              105,541,639

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

15.38    DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group                                    579,400   $  34,225,158
         American Express                                         154,700       6,336,512
         Citigroup Inc                                          1,518,800      75,210,976
         JP Morgan Chase & Co                                   1,066,550      38,022,508
         SEI Investments                                          231,700       9,919,077
         State Street                                             533,800      29,561,844
==========================================================================================
                                                                              193,276,075
5.25     INSURANCE BROKERS
         Gallagher (Arthur J) & Co                                563,100      18,452,787
         Marsh & McLennan                                         421,600      47,531,184
==========================================================================================
                                                                               65,983,971
14.48    INVESTMENT ADVISER/BROKER DEALER SERVICES
         Affiliated Managers Group(a)                              93,300       6,701,739
         E*TRADE Group(a)                                         683,700       6,440,454
         Eaton Vance                                              268,200      10,714,590
         Federated Investors Class B Shrs                         547,350      17,706,772
         Goldman Sachs Group                                      499,900      45,115,975
         Investment Technology Group(a)                            49,100       2,589,534
         Legg Mason                                                57,700       3,062,716
         Lehman Brothers Holdings                                 769,100      49,714,624
         Merrill Lynch & Co                                       591,900      32,779,422
         Stilwell Financial                                       293,700       7,192,713
==========================================================================================
                                                                              182,018,539
0.40     IT CONSULTING & SERVICES
         SunGard Data Systems(a)                                  152,300       5,021,331
==========================================================================================
3.03     LIFE & HEALTH INSURANCE
         Manulife Financial                                       112,500       3,088,125
         Nationwide Financial Services Class A Shrs               447,100      19,135,880
         Principal Financial Group(a)                             625,000      15,812,500
==========================================================================================
                                                                               38,036,505
8.38     MULTI-LINE INSURANCE
         American International Group                             639,602      46,140,888
         Hartford Financial Services Group                        342,200      23,310,664
         Radian Group                                             732,500      35,951,100
==========================================================================================
                                                                              105,402,652
4.16     PROPERTY & CASUALTY INSURANCE
         Everest Re Group Ltd                                     447,800      31,050,452
         St Paul                                                   86,300       3,956,855
         Travelers Property Casualty Class A Shrs(a)              864,000      17,280,000
==========================================================================================
                                                                               52,287,307
0.58     REAL ESTATE INVESTMENT TRUSTS
         iStar Financial                                          253,900       7,337,710
==========================================================================================
2.23     REINSURANCE
         RenaissanceRe Holdings Ltd                               215,900      22,237,700
         Swiss Re                                                  62,800       5,778,511
==========================================================================================
                                                                               28,016,211

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         TOTAL COMMON STOCKS (COST $978,047,776)                           $1,210,943,695
==========================================================================================
3.66     SHORT-TERM INVESTMENTS
1.99     COMMERCIAL PAPER--DIVERSIFIED
            FINANCIAL SERVICES
         State Street, Discount Notes, 1.830%, 4/1/2002
           (Amortized Cost $25,000,000)                    $   25,000,000      25,000,000
==========================================================================================
1.67     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market
           Reserve Fund, 1.421% (Cost $21,028,775)             21,028,775      21,028,775
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $46,028,775)                                        46,028,775
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,024,076,551)                                             $1,256,972,470
==========================================================================================

GOLD FUND
77.25    COMMON STOCKS
14.32    DIVERSIFIED METALS & MINING
         Freeport McMoRan Copper & Gold Class B Shrs(a)           175,000   $   3,083,500
         Gold Fields Ltd Sponsored ADR
           Representing Ord Shrs(b)                  SF           650,000       6,773,000
         Repadre Capital(a)                          CA           450,000       1,748,778
         Solitario Resources(a)                      CA           577,000         296,565
         Star Resources(a)(c)                        CA           642,785         342,464
         Teck Cominco Ltd Class B Shrs               CA           280,000       2,623,793
==========================================================================================
                                                                               14,868,100
62.93    GOLD
         Agnico-Eagle Mines Ltd                      CA           394,000       5,259,900
         AngloGold Ltd Sponsored ADR
           Representing 1/2 Ord Shr                  SF           215,000       5,413,700
         Barrick Gold                                CA           423,872       7,867,064
         Claude Resources(a)                         CA           325,100         199,698
         Francisco Gold(a)                           CA           226,700       2,053,288
         Glamis Gold Ltd(a)                          CA           642,000       3,434,700
         Goldcorp Inc(b)                             CA           322,400       5,625,880
         Harmony Gold Mining Ltd Sponsored ADR
           Representing Ord Shrs(b)                  SF           500,000       5,650,000
         IAMGOLD Corp                                CA         1,600,000       5,766,579
         Manhattan Minerals(a)                       CA           328,000         250,821
         Meridian Gold(a)                            CA           565,000       8,198,150
         Metallica Resources(a)                      CA           500,000         575,000
         Newmont Mining                                           428,200      11,856,858
         Pacific Rim Mining(a)(b)(c)                 CA         1,254,900         511,273
         Placer Dome                                 CA           190,000       2,327,500
         Rio Narcea Gold Mines Ltd(a)                CA           545,900         352,436
==========================================================================================
                                                                               65,342,847
         TOTAL COMMON STOCKS (COST $57,323,442)                                80,210,947
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

6.92     PREFERRED STOCKS
6.92     DIVERSIFIED METALS & MINING
         Freeport McMoRan Copper & Gold Depository
           Shrs Representing 1/20 Series Gold Pfd
           Shr(b) (Cost $4,991,632)                               255,000   $   7,191,000
==========================================================================================
9.76     OTHER SECURITIES
9.76     GOLD BUILLION
         Gold Bullion Troy Oz(a) (Cost $9,475,205)                 33,478(d)   10,132,093
==========================================================================================
6.07     SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           3/29/2002 due 4/1/2002 at 1.780%, repurchased
           at $6,299,934 (Collateralized by Freddie Mac,
           Notes, due 1/15/2004 at 5.000%, value
           $6,417,698) (Cost $6,299,000)                   $    6,299,000       6,299,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $78,089,279)                                                 $ 103,833,040
==========================================================================================

HEALTH SCIENCES FUND
96.58    COMMON STOCKS
20.22    BIOTECHNOLOGY
         Amgen Inc(a)                                           1,070,880   $  63,910,118
         Biotech HOLDRs Trust Depository Receipts(e)                3,600         431,316
         Ecogen Technologies I(a)(c)(k)                               100               1
         Genentech Inc(a)                                         931,660      47,002,247
         Genzyme Corp-General Division(a)                         939,480      41,027,092
         Gilead Sciences(a)                                     1,399,660      50,373,763
         IDEC Pharmaceuticals(a)                                  775,160      49,842,788
         Medarex Inc(a)                                           913,940      14,740,938
         Millennium Pharmaceuticals(a)                            324,630       7,242,495
         Serono SA Sponsored ADR Representing
           1/40th Bearer Shr                                    1,523,200      34,119,680
==========================================================================================
                                                                              308,690,438
11.82    HEALTH CARE EQUIPMENT
         Bard (C R) Inc                                           130,900       7,729,645
         Biomet Inc                                               575,900      15,583,854
         Laboratory Corp of America Holdings(a)                   398,620      38,211,713
         Medtronic Inc                                            494,000      22,333,740
         St Jude Medical(a)                                       473,340      36,518,181
         Stryker Corp                                             278,900      16,826,037
         Varian Medical Systems(a)                                632,180      25,856,162
         Zimmer Holdings(a)                                       510,062      17,367,611
==========================================================================================
                                                                              180,426,943
2.15     HEALTH CARE FACILITIES
         HCA Inc                                                  375,520      16,552,922
         Tenet Healthcare(a)                                      243,190      16,298,594
==========================================================================================
                                                                               32,851,516
0.78     HEALTH CARE SUPPLIES
         Alcon Inc(a)(b)                                          350,400      11,861,040
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

0.89     MANAGED HEALTH CARE
         First Health Group(a)                                    565,240   $  13,639,241
==========================================================================================
60.72    PHARMACEUTICALS
         Abbott Laboratories                                    1,207,090      63,492,934
         Allergan Inc                                             452,640      29,263,176
         AmerisourceBergen Corp                                 1,012,125      69,128,137
         AstraZeneca PLC Sponsored ADR
           Representing Ord Shrs                                1,480,940      73,439,815
         Bristol-Myers Squibb                                   1,076,820      43,600,442
         Cardinal Health                                          657,848      46,634,845
         Forest Laboratories(a)                                   947,442      77,406,011
         Johnson & Johnson                                      1,266,462      82,256,707
         King Pharmaceuticals(a)                                1,227,092      42,960,491
         Lilly (Eli) & Co                                         704,860      53,710,332
         MedClone Trust(a)(k)                                     144,405               0
         Pfizer Inc                                             1,815,251      72,138,075
         Pharmaceutical HOLDRs Trust
           Depository Receipts(b)(e)                              133,100      12,684,430
         Pharmacia Corp                                         1,672,107      75,378,584
         Sanofi-Synthelabo SA                                     536,940      34,476,187
         Schering-Plough Corp                                   1,270,770      39,775,101
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                              591,320      32,327,464
         Wyeth                                                  1,193,295      78,339,817
==========================================================================================
                                                                              927,012,548
         TOTAL COMMON STOCKS (COST $1,252,768,837)                          1,474,481,726
==========================================================================================
0.48     PREFERRED STOCKS
0.00     BIOTECHNOLOGY
         Ingenex Inc, Conv Pfd, Series B Shrs(a)(k)               103,055          62,864
==========================================================================================
0.47     HEALTH CARE EQUIPMENT
         Athersys Inc, Conv Pfd, Class F Shrs(a)(k)               416,667       5,416,667
         Janus Biomedical, Conv Pfd, Series A
           Shrs(a)(k)                                             400,000               1
         Scimagix Inc, Pfd, Series C Shrs(a)(k)                   641,635       1,350,000
         UltraGuide Inc, Pfd
           Series E Shrs (a)(k)                                   445,050         431,699
           Series F Shrs (a)(k)                                    50,000          48,500
==========================================================================================
                                                                                7,246,867
0.01     PHARMACEUTICALS
         MedClone Inc, Conv Pfd, Series G Shrs(a)(k)              581,396          75,581
==========================================================================================
         TOTAL PREFERRED STOCKS (COST $10,450,002)                              7,385,312
==========================================================================================
2.94     SHORT-TERM INVESTMENTS
1.64     Commercial Paper
1.64     DIVERSIFIED FINANCIAL SERVICES
         State Street, Discount Notes, 1.830%,
           4/1/2002 (Amortized Cost $25,000,000)           $   25,000,000      25,000,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

1.30     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $19,832,941 (Collateralized
           by Freddie Mac, Notes, due 9/15/2010
           at 6.875%, value $20,109,202)
           (Cost $19,830,000)                              $   19,830,000   $  19,830,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $44,830,000)                                        44,830,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,308,048,839)                                             $1,526,697,038
==========================================================================================

LEISURE FUND
94.85    COMMON STOCKS
12.72    ADVERTISING
         Catalina Marketing(a)                                     24,600   $     897,900
         Grey Global Group                                          1,025         698,025
         Harte-Hanks Inc                                          385,600      12,200,384
         JC Decaux SA(a)                             FR           361,900       4,199,097
         Omnicom Group                                            461,100      43,527,840
         Valassis Communications(a)                               989,200      38,212,796
         WPP Group PLC(a)                            UK         1,020,740      11,657,341
==========================================================================================
                                                                              111,393,383
2.22     APPAREL & ACCESSORIES
         Jones Apparel Group(a)                                   315,100      11,012,745
         Polo Ralph Lauren Class A Shrs(a)                        288,700       8,424,266
==========================================================================================
                                                                               19,437,011
6.71     BREWERS
         Anheuser-Busch Cos                                       350,400      18,290,880
         Carlsberg A/S Class B Shrs(b)               DA           443,084      16,795,500
         Diageo PLC                                  UK           179,600       2,347,789
         Heineken NV                                 NL           477,200      19,441,643
         Interbrew                                   BE            66,535       1,842,933
==========================================================================================
                                                                               58,718,745
5.04     BROADCASTING--RADIO/TV
         Belo Corp Class A Shrs                                   360,000       8,370,000
         Clear Channel Communications(a)                          120,149       6,176,860
         Fox Kids Europe NV(a)                       NL           845,625       8,668,248
         Granada PLC                                 UK         1,231,508       2,402,524
         Sinclair Broadcast Group Class A Shrs(a)                 451,000       6,111,050
         Spanish Broadcasting System Class A Shrs(a)              271,200       3,674,760
         Television Broadcasts Ltd Sponsored ADR
           Representing 2 Ord Shrs                   HK           154,500       1,438,071
         Univision Communications Class A Shrs(a)                 173,300       7,278,600
==========================================================================================
                                                                               44,120,113
11.04    CABLE & SATELLITE OPERATORS
         Adelphia Communications Class A Shrs(a)                  890,400      13,266,960
         Cablevision Systems Class A Shrs(a)                      128,200       4,358,800
         Cablevision Systems-Rainbow Media Group(a)                81,400       2,008,952

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Comcast Corp Class A Shrs(a)(b)                          318,396   $  10,650,346
         EchoStar Communications Class A Shrs(a)(b)               373,500      10,577,520
         Liberty Media Class A Shrs(a)                          2,962,014      37,439,857
         Liberty Satellite & Technology
           Class A Shrs(a)                                        673,900         390,862
         Pegasus Communications Class A Shrs(a)                   343,100       1,036,162
         TeleWest Communications PLC(a)              UK         4,984,800         922,786
         UnitedGlobalCom Inc Class A Shrs(a)                      180,000         973,800
         USA Networks(a)                                          474,500      15,074,865
==========================================================================================
                                                                               96,700,910
13.10    CASINOS & GAMING
         GTECH Holdings(a)                                         54,100       2,637,375
         Harrah's Entertainment(a)                              1,429,500      63,269,670
         International Game Technology(a)                         615,900      38,382,888
         MGM Mirage(a)                                            254,416       9,217,492
         Park Place Entertainment(a)                              113,650       1,199,007
==========================================================================================
                                                                              114,706,432
2.06     CRUISE LINES
         Carnival Corp                                            277,300       9,053,845
         Royal Caribbean Cruises Ltd(b)                           170,344       3,841,257
         Steiner Leisure Ltd(a)                                   236,700       5,103,252
==========================================================================================
                                                                               17,998,354
0.47     DIVERSIFIED FINANCIAL SERVICES
         Pargesa Holding AG Class B Shrs             SZ             1,885       4,107,816
==========================================================================================
0.57     DIVERSIFIED METALS & MINING
         Anglo American PLC Unsponsored ADR
           Representing Ord Shrs                     UK           303,140       4,992,716
==========================================================================================
0.30     FOOTWEAR
         NIKE Inc Class B Shrs                                     43,500       2,610,435
==========================================================================================
0.48     GENERAL MERCHANDISE STORES
         Tuesday Morning(a)                                       205,400       4,190,365
==========================================================================================
8.95     HOTELS
         Accor SA                                    FR           106,500       4,273,888
         Cendant Corp(a)                                          447,900       8,599,680
         Extended Stay America(a)                                 191,600       3,333,840
         Hilton Hotels                                            165,500       2,366,650
         Marriott International Class A Shrs                      658,000      29,577,100
         Millennium & Copthorne Hotels PLC           UK           785,900       3,980,716
         NH Hoteles SA(a)                            SP           418,600       4,802,204
         Starwood Hotels & Resorts Worldwide
           Paired Certificates                                    569,700      21,426,417
==========================================================================================
                                                                               78,360,495
0.21     INDUSTRIAL CONGLOMERATES
         Compagnie Nationale a Portfeuille           BE            16,700       1,848,816
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

5.81     INVESTMENT COMPANIES
         iShares Trust
           Russell 1000 Index Fund(b)                             185,000   $  11,212,850
           Russell 3000 Index Fund                                 96,300       6,134,310
           S&P 500 Index Fund                                     147,000      16,830,030
         Standard & Poor's Depository Receipts
           Trust Series 1 Shrs(b)                                 146,000      16,719,920
==========================================================================================
                                                                               50,897,110
2.16     LEISURE FACILITIES
         Cedar Fair LP                                             97,800       2,324,706
         Intrawest Corp                              CA           332,400       6,006,468
         Six Flags(a)                                             541,100       9,664,046
         Vail Resorts(a)                                           45,100         957,473
==========================================================================================
                                                                               18,952,693
6.50     LEISURE PRODUCTS
         Activision Inc(a)                                        126,500       3,773,495
         Electronic Arts(a)                                        23,500       1,428,800
         Hasbro Inc                                               138,400       2,189,488
         Mattel Inc                                             2,249,200      46,873,328
         WMS Industries(a)                                        137,500       2,612,500
==========================================================================================
                                                                               56,877,611
7.26     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                       303,200       7,170,680
         Disney (Walt) Co                                         623,899      14,399,589
         Gemstar-TV Guide International(a)                         75,200       1,112,208
         Groupe Bruxelles Lambert SA                 BE           300,854      16,732,146
         Metro-Goldwyn-Mayer Inc(a)                               475,300       7,899,486
         Pixar Inc(a)                                               7,880         289,984
         Viacom Inc
           Class A Shrs(a)                                         91,880       4,465,368
           Class B Non-Voting Shrs(a)                             179,900       8,701,763
         Vivendi Universal SA Sponsored ADR
           Representing Ord Shrs(b)                  FR            73,200       2,818,200
==========================================================================================
                                                                               63,589,424
5.97     PUBLISHING & PRINTING
         Gannett Co                                               116,000       8,827,600
         Knight-Ridder Inc                                        237,300      16,300,137
         McClatchy Co Class A Shrs                                102,700       6,097,299
         McGraw-Hill Cos                                           76,700       5,234,775
         Media General Class A Shrs                                48,600       3,086,100
         New York Times Class A Shrs                              140,200       6,709,972
         Scripps (E W) Co Class A Shrs                             73,300       6,019,396
==========================================================================================
                                                                               52,275,279
0.36     REAL ESTATE MANAGEMENT & DEVELOPMENT
         ResortQuest International(a)                             427,200       3,118,560
==========================================================================================
1.05     RESTAURANTS
         CBRL Group                                               229,000       6,519,630

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

Tricon Global Restaurants(a)                                       45,300   $   2,662,734
==========================================================================================
                                                                                9,182,364
0.15     SPECIALTY STORES
         Toys "R" Us(a)                                            74,900       1,345,204
==========================================================================================
0.87     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(a)                           461,200       7,586,740
==========================================================================================
0.85     TOBACCO
         Philip Morris                                            141,900       7,473,873
==========================================================================================
         TOTAL COMMON STOCKS (COST $655,502,249)                              830,484,449
==========================================================================================
2.04     PREFERRED STOCKS
1.43     MOVIES & ENTERTAINMENT
         News Corp Ltd Sponsored ADR Representing
           4 Pfd Ltd Voting Shrs                     AS           519,878      12,477,072
==========================================================================================
0.61     SOFT DRINKS
         Companhia de Bebidas das Americas Sponsored
           ADR Representing 100 Pfd Shrs             BR           274,100       5,347,691
==========================================================================================
         TOTAL PREFERRED STOCKS (COST $18,342,736)                             17,824,763
==========================================================================================
0.18     FIXED INCOME SECURITIES--CORPORATE BONDS
0.18     CABLE & SATELLITE OPERATORS
         TeleWest Communications PLC, Sr Discount
           Step-up Notes, Zero Coupon(f), 4/15/2009
           (Amortized Cost $2,376,964)               UK    $    4,300,000       1,548,000
==========================================================================================
2.93     SHORT-TERM INVESTMENTS
2.28     COMMERCIAL PAPER--CONSUMER FINANCE
         GE Capital, 1.790%, 4/1/2002
           (Cost $20,000,000)                              $   20,000,000      20,000,000
==========================================================================================
0.65     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $5,691,844 (Collateralized
           by Fannie Mae, Discount Notes, due
           4/5/2002, value $5,807,989)
           (Cost $5,691,000)                               $    5,691,000       5,691,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS (COST $25,691,000)                       25,691,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $701,912,949)                                                $ 875,548,212
==========================================================================================

REAL ESTATE OPPORTUNITY FUND
96.07    COMMON STOCKS
0.92     CASINOS & GAMING
         Harrah's Entertainment(a)                                  4,400   $     194,744
==========================================================================================
2.17     FOREST PRODUCTS
         Louisiana-Pacific Corp                                    17,700         190,098
         Weyerhaeuser Co                                            4,300         270,298
==========================================================================================
                                                                                  460,396

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

2.87     HOME IMPROVEMENT RETAIL
         Home Depot                                                 7,000   $     340,270
         Lowe's Cos                                                 6,200         269,638
==========================================================================================
                                                                                  609,908
0.98     HOMEBUILDING
         Centex Corp                                                4,000         207,720
==========================================================================================
0.76     HOTELS
         Starwood Hotels & Resorts Worldwide
           Paired Certificates                                      4,300         161,723
==========================================================================================
1.10     LEISURE FACILITIES
         Intrawest Corp                                            12,900         233,103
==========================================================================================
2.96     PAPER PRODUCTS
         Bowater Inc                                                8,400         418,320
         Plum Creek Timber                                          7,100         210,941
==========================================================================================
                                                                                  629,261
81.42    REAL ESTATE INVESTMENT TRUSTS
         Apex Mortgage Capital                                     10,000         115,900
         Archstone-Smith Trust                                     28,710         769,141
         Avalonbay Communities                                      7,300         363,540
         Boston Properties                                         20,000         789,000
         Camden Property Trust                                     15,700         614,184
         CarrAmerica Realty                                        22,700         713,007
         CBL & Associates Properties                               15,000         530,250
         Duke Realty                                               15,000         390,000
         Equity Office Properties Trust                            30,100         902,699
         Equity Residential Properties Trust SBI                   28,000         804,720
         Federal Realty Investment Trust SBI                       13,500         346,545
         General Growth Properties                                 12,800         565,760
         Health Care Property Investors                            12,000         486,600
         Healthcare Realty Trust                                   20,800         631,488
         Home Properties of New York                               15,900         547,755
         Host Marriott                                             59,300         708,635
         HRPT Properties Trust SBI                                 64,500         580,500
         iStar Financial                                           15,000         433,500
         Kimco Realty                                               7,000         228,900
         Koger Equity                                              20,000         357,400
         Parkway Properties                                         9,800         357,700
         Prentiss Properties Trust SBI                             20,000         590,400
         ProLogis Trust SBI                                        26,000         607,100
         Public Storage                                             5,400         199,854
         RFS Hotel Investors                                       20,100         295,470
         Rouse Co                                                  21,100         653,678
         Simon Property Group                                      23,500         766,805
         SL Green Realty                                           21,800         732,480
         United Dominion Realty Trust                              19,900         315,216
         Vornado Realty Trust SBI                                  18,900         834,624
         Washington Real Estate Investment Trust SBI               18,700         537,625
         Weingarten Realty Investors SBI                           10,200         524,280
==========================================================================================
                                                                               17,294,756

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

2.89     REAL ESTATE MANAGEMENT & DEVELOPMENT
         Catellus Development(a)                                   20,500   $     403,235
         Security Capital Group Class B Shrs(a)                     8,300         211,401
==========================================================================================
                                                                                  614,636
         TOTAL COMMON STOCKS (COST $17,613,129)                                20,406,247
==========================================================================================
3.93     SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $835,124 (Collateralized
           by Fannie Mae, Benchmark Notes, due
           5/15/2003 at 4.625%, value $854,368)
           (Cost $835,000)                                 $      835,000         835,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $18,448,129)                                                 $  21,241,247
==========================================================================================

TECHNOLOGY FUND
91.24    COMMON STOCKS & WARRANTS
0.48     AEROSPACE & DEFENSE
         Lockheed Martin                                          271,400   $  15,627,212
==========================================================================================
0.14     ALTERNATIVE CARRIERS
         Time Warner Telecom Class A Shrs(a)                      749,200       4,555,136
==========================================================================================
9.74     APPLICATION SOFTWARE
         Amdocs Ltd(a)                                            674,420      17,973,293
         BEA Systems(a)                                         2,638,500      36,173,835
         Cadence Design Systems(a)                                851,200      19,245,632
         Check Point Software Technologies Ltd(a)(b)            1,278,150      38,855,760
         Intuit Inc(a)                                            669,900      25,697,364
         Manugistics Group(a)                                     673,200      14,460,336
         Mercury Interactive(a)(g)                                683,300      25,726,245
         PeopleSoft Inc(a)                                        796,600      29,099,798
         Rational Software(a)                                     887,800      14,053,874
         SAP AG Sponsored ADR Representing 1/4 Ord Shr            241,800       8,994,960
         Siebel Systems(a)                                        900,700      29,371,827
         Synopsys Inc(a)                                          481,000      26,531,960
         TIBCO Software(a)                                      2,824,700      33,218,472
==========================================================================================
                                                                              319,403,356
0.13     BIOTECHNOLOGY
         Myriad Genetics(a)                                       129,100       4,326,141
==========================================================================================
4.07     COMPUTER HARDWARE
         Apple Computer(a)(g)                                   1,379,900      32,662,233
         Dell Computer(a)                                       2,091,200      54,601,232
         International Business Machines(g)                       183,600      19,094,400
         Sun Microsystems(a)                                    3,091,100      27,263,502
==========================================================================================
                                                                              133,621,367
3.94     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                      1,216,800      32,853,600
         Emulex Corp(a)                                           985,100      32,439,343

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         McDATA Corp
           Class A Shrs(a)                                        979,600   $  11,627,852
           Class B Shrs(a)                                        781,100       9,451,310
         Network Appliance(a)(g)                                2,093,800      42,671,644
==========================================================================================
                                                                              129,043,749
0.39     CONSUMER ELECTRONICS
         Sony Corp Sponsored ADR Representing Ord Shrs            247,000      12,769,900
==========================================================================================
4.82     DATA PROCESSING SERVICES
         First Data                                               801,500      69,930,875
         Fiserv Inc(a)                                          1,177,150      54,137,129
         Paychex Inc                                              856,050      33,985,185
==========================================================================================
                                                                              158,053,189
6.53     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Arrow Electronics(a)                                     482,600      13,498,322
         Celestica Inc(a)                                       1,478,900      53,624,914
         Flextronics International Ltd(a)                       4,130,900      75,388,925
         Jabil Circuit(a)                                       1,704,500      40,106,885
         Sanmina-SCI Corp(a)                                    1,696,800      19,937,400
         Solectron Corp(a)                                      1,400,100      10,920,780
         Teledyne Technologies(a)                                  38,550         639,159
==========================================================================================
                                                                              214,116,385
1.53     INTERNET SOFTWARE & SERVICES
         EarthLink Inc(a)                                       1,588,200      16,120,230
         SmartForce PLC Sponsored ADR Representing
           Ord Shrs(a)(c)                                       2,176,500      22,853,250
         VeriSign Inc(a)                                          413,992      11,177,784
==========================================================================================
                                                                               50,151,264
4.78     IT CONSULTING & SERVICES
         Affiliated Computer Services Class A Shrs(a)             464,200      26,055,546
         BISYS Group(a)                                         1,452,900      51,214,725
         Computer Sciences(a)                                     784,400      39,808,300
         Electronic Data Systems                                  274,100      15,895,059
         KPMG Consulting(a)                                     1,172,700      23,688,540
==========================================================================================
                                                                              156,662,170
1.45     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                     1,007,200      23,820,280
         Gemstar-TV Guide International(a)                      1,594,800      23,587,092
==========================================================================================
                                                                               47,407,372
2.51     NETWORKING EQUIPMENT
         Cisco Systems(a)(i)                                    3,191,760      54,036,497
         Extreme Networks(a)                                    1,301,700      13,537,680
         Finisar Corp(a)                                        1,503,800      11,579,260
         NetScreen Technologies(a)(b)                             192,800       3,210,120
==========================================================================================
                                                                               82,363,557
9.52     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)(g)                                1,140,100      61,873,227
         ASM Lithography Holding NV New York
           Registered Shrs(a)                                   1,773,700      44,998,769
         KLA-Tencor Corp(a)(g)                                    743,400      49,436,100
         Kulicke & Soffa Industries(a)                            808,900      16,833,209

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Lam Research(a)                                        1,102,300  $   32,319,436
         LTX Corp(a)                                              156,800       4,263,392
         Novellus Systems(a)                                    1,136,400      61,524,696
         Teradyne Inc(a)                                        1,036,300      40,861,309
==========================================================================================
                                                                              312,110,138
27.29    SEMICONDUCTORS
         Analog Devices(a)                                        968,600      43,625,744
         Atmel Corp(a)                                          2,800,900      28,401,126
         Broadcom Corp Class A Shrs(a)                            890,100      31,954,590
         Cypress Semiconductor(a)                               1,116,400      25,677,200
         Fairchild Semiconductor International
           Class A Shrs(a)                                        737,900      21,103,940
         GlobespanVirata Inc(a)                                 1,230,470      18,358,612
         Integrated Device Technology(a)                        1,105,000      36,730,200
         Intel Corp                                             2,125,800      64,645,578
         Intersil Corp Class A Shrs(a)                            539,000      15,280,650
         Linear Technology                                      1,555,100      68,766,522
         LSI Logic(a)                                           1,320,000      22,440,000
         Maxim Integrated Products(a)                           1,671,300      93,108,123
         Microchip Technology(a)                                2,638,300     110,360,089
         Micron Technology Warrants (Exp 2008)(a)(h)              172,800       2,181,600
         National Semiconductor(a)                                988,800      33,312,672
         NVIDIA Corp(a)(g)                                        741,500      32,892,940
         PMC-Sierra Inc(a)                                      1,066,800      17,367,504
         QLogic Corp(a)                                           572,200      28,335,344
         RF Micro Devices(a)                                    1,677,000      30,018,300
         Taiwan Semiconductor Manufacturing Ltd
           Sponsored ADR Representing 5 Ord Shrs                1,655,060      34,342,495
         Texas Instruments                                      1,646,400      54,495,840
         United Microelectronics Sponsored ADR
           Representing 5 Ord Shrs(b)                           1,650,079      17,573,341
         Vitesse Semiconductor(a)                               1,683,100      16,494,380
         Xilinx Inc(a)                                          1,187,100      47,317,806
==========================================================================================
                                                                              894,784,596
7.97     SYSTEMS SOFTWARE
         BMC Software(a)                                        1,065,000      20,714,250
         Microsoft Corp(a)                                        931,100      56,154,641
         Networks Associates(a)                                 1,546,200      37,418,040
         Oracle Corp(a)                                         3,230,200      41,346,560
         Symantec Corp(a)                                       1,225,000      50,482,250
         VERITAS Software(a)                                    1,262,300      55,326,609
==========================================================================================
                                                                              261,442,350
5.95     TELECOMMUNICATIONS EQUIPMENT
         Corning Inc                                            1,362,600      10,383,012
         Ericsson (L M) Telephone Sponsored ADR
           Representing Class B Shrs(a)                           955,000       3,991,900
         Motorola Inc                                             401,700       5,704,140
         Nokia Corp Sponsored ADR
           Representing Ord Shrs(b)                             2,241,600      46,490,784
         Polycom Inc(a)(g)                                      2,285,804      56,230,778
         Powerwave Technologies(a)                              1,757,400      22,617,738
         QUALCOMM Inc(a)                                          470,750      17,719,030

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Research in Motion Ltd(a)(b)                           1,149,500   $  31,921,615
==========================================================================================
                                                                              195,058,997
         TOTAL COMMON STOCKS & WARRANTS
           (COST $3,220,321,284)                                            2,991,496,879
==========================================================================================
0.11     PREFERRED STOCKS
0.00     BIOTECHNOLOGY
         Ingenex Inc, Conv Pfd, Series B Shrs(a)(k)                51,527          31,431
==========================================================================================
0.11     NETWORKING EQUIPMENT
         Calient Networks, Pfd, Series D Shrs(a)(k)             1,925,754       3,684,738
==========================================================================================
         TOTAL PREFERRED STOCKS (COST $14,213,578)                              3,716,169
==========================================================================================
0.01     FIXED INCOME SECURITIES--CORPORATE BONDS
0.01     NETWORKING EQUIPMENT
         Kestrel Solutions, Conv Sub Notes(h),
           5.500%, 7/15/2005 (Cost $2,500,000)             $    2,500,000         325,000
==========================================================================================
0.26     OTHER SECURITIES
0.26     DIVERSIFIED FINANCIAL SERVICES
         BlueStream Ventures LP(a)(j)(k)
           (Cost $11,750,000)                                  11,750,000       8,680,313
==========================================================================================
8.37     SHORT-TERM INVESTMENTS
3.81     COMMERCIAL PAPER
1.52     CONSUMER FINANCE
         General Electric Capital, 1.790%, 4/1/2002        $   50,000,000      50,000,000
==========================================================================================
2.29     CONSUMER LOANS & LEASES
         New Center Asset Trust, 1.880%, 4/1/2002          $   75,000,000      75,000,000
==========================================================================================
           TOTAL COMMERCIAL PAPER (Cost $125,000,000)                         125,000,000
==========================================================================================
4.56     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $60,008,900 (Collateralized by
           Fannie Mae, Benchmark Notes, due 4/29/2009
           at 6.500%, value $61,228,583)                   $   60,000,000      60,000,000
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $49,427,331 (Collateralized by
           Fannie Mae, Discount Notes, due 4/5/2002,
           value $50,417,544)                              $   49,420,000      49,420,000
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $40,005,933 (Collateralized by
           Freddie Mac, Notes, due 7/15/2006
           at 5.500%, value $40,824,347)                   $   40,000,000      40,000,000
==========================================================================================
         TOTAL REPURCHASE AGREEMENTS
           (COST $149,420,000)                                                149,420,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         TOTAL SHORT-TERM INVESTMENTS
           (COST $274,420,000)                                           $    274,420,000
==========================================================================================
0.01     OPTIONS PURCHASED--PUTS
0.01     COMPUTER HARDWARE
         Apple Computer, 4/20/2002, $20
           (Cost $1,328,897)                                       13,187         230,773
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $3,524,533,759)                                           $  3,278,869,134
==========================================================================================

TELECOMMUNICATIONS FUND
91.16    COMMON STOCKS
1.47     AEROSPACE & DEFENSE
         L-3 Communications Holdings(a)                            75,800 $     8,489,600
==========================================================================================
2.21     ALTERNATIVE CARRIERS
         Time Warner Telecom Class A Shrs(a)(b)                 2,099,100      12,762,528
==========================================================================================
3.73     APPLICATION SOFTWARE
         Amdocs Ltd(a)                                            489,600      13,047,840
         BEA Systems(a)                                           479,400       6,572,574
         SignalSoft Corp(a)                                     1,102,100       1,907,735
==========================================================================================
                                                                               21,528,149
7.89     CABLE & SATELLITE OPERATORS
         Adelphia Communications Class A Shrs(a)(g)               319,900       4,766,510
         Comcast Corp Class A Shrs(a)(b)                          455,500      15,236,475
         Liberty Media Class A Shrs(a)                          2,024,700      25,592,208
==========================================================================================
                                                                               45,595,193
1.44     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                        308,300       8,324,100
==========================================================================================
2.70     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Celestica Inc(a)                            CA           330,600      11,987,556
         Flextronics International Ltd(a)            SN           197,500       3,604,375
==========================================================================================
                                                                               15,591,931
21.29    INTEGRATED TELECOMMUNICATION
           SERVICES
         AT&T Corp                                                754,900      11,851,930
         BellSouth Corp(i)                                        542,700      20,003,922
         CenturyTel Inc                                           433,500      14,739,000
         China Unicom Ltd(a)                         CH         6,398,000       6,234,109
         Portugal Telecom SGPS SA Sponsored ADR
           Representing Ord Shrs                     PO         1,227,000       9,042,990
         SBC Communications                                       544,686      20,393,044
         Telefonos de Mexico SA Sponsored ADR
           Representing 20 Series L Shrs             MX           502,500      20,295,975
         Verizon Communications                                   447,200      20,414,680
==========================================================================================
                                                                              122,975,650
3.98     INTEGRATED TELECOMMUNICATION
           SERVICES--LONG DISTANCE
         Allegiance Telecom(a)                                  3,604,400      10,813,200

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Broadwing Inc(a)                                         987,000   $   6,899,130
         Qwest Communications International                       643,131       5,286,537
==========================================================================================
                                                                               22,998,867
0.47     INTERNET SOFTWARE & SERVICES
         AsiaInfo Holdings(a)                                     119,700       1,575,252
         Critical Path(a)                                         525,900       1,135,944
==========================================================================================
                                                                                2,711,196
2.04     INVESTMENT COMPANIES
         Nasdaq-100 Trust Series 1 Shrs (a)                       325,900      11,751,954
==========================================================================================
2.96     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                       578,900      13,690,985
         Gemstar-TV Guide International(a)                        231,200       3,419,448
==========================================================================================
                                                                               17,110,433
3.60     NATURAL GAS PIPELINES
         Dynegy Inc Class A Shrs                                  352,700      10,228,300
         El Paso                                                  240,182      10,575,213
==========================================================================================
                                                                               20,803,513
4.77     NETWORKING EQUIPMENT
         Cisco Systems(a)                                       1,219,200      20,641,056
         Extreme Networks(a)                                      663,350       6,898,840
==========================================================================================
                                                                               27,539,896
0.52     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                      55,700       3,022,839
==========================================================================================
9.19     SEMICONDUCTORS
         Agere Systems Class A Shrs(a)                            994,100       3,867,049
         Broadcom Corp Class A Shrs(a)                            207,400       7,445,660
         Intel Corp                                               146,300       4,448,983
         NVIDIA Corp(a)                                            50,900       2,257,924
         PMC-Sierra Inc(a)                                        357,000       5,811,960
         RF Micro Devices(a)                                      447,900       8,017,410
         Semiconductor HOLDRs Trust Depository
           Receipts(b)(e)                                         256,800      11,948,904
         Texas Instruments                                         87,400       2,892,940
         Vitesse Semiconductor(a)                                 654,100       6,410,180
==========================================================================================
                                                                               53,101,010
3.83     SYSTEMS SOFTWARE
         Micromuse Inc(a)                                         542,400       4,751,424
         Microsoft Corp(a)                                         63,300       3,817,623
         Oracle Corp(a)                                           366,200       4,687,360
         Symantec Corp(a)                                         215,000       8,860,150
==========================================================================================
                                                                               22,116,557
10.14    TELECOMMUNICATIONS EQUIPMENT
         C-COR.net Corp(a)                                        119,200       2,145,600
         Ericsson (L M) Telephone Sponsored ADR
           Representing Class B Shrs(a)              SW         1,456,400       6,087,752
         Lucent Technologies                                      713,700       3,375,801
         Nokia Corp Sponsored ADR Representing
           Ord Shrs(i)                               FI           714,100      14,810,434
         Nortel Networks                             CA           597,000       2,680,530

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

         Polycom Inc(a)                                           307,200   $   7,557,120
         Powerwave Technologies(a)                                425,300       5,473,611
         QUALCOMM Inc(a)                                          120,900       4,550,676
         Tekelec(a)                                               230,800       2,644,968
         Tollgrade Communications(a)                              131,400       3,220,614
         UTStarcom Inc(a)                                         229,400       6,017,162
==========================================================================================
                                                                               58,564,268
8.93     WIRELESS TELECOMMUNICATION SERVICES
         AT&T Wireless Services(a)                                555,800       4,974,410
         Leap Wireless International(a)(b)                        487,300       4,103,066
         Nextel Communications Class A Shrs(a)                  1,234,800       6,643,224
         Nextel Partners Class A Shrs(a)                          431,700       2,598,834
         Telecom Italia Mobile SpA                   IT         3,060,600      14,845,575
         Vodafone Group PLC                          UK         8,281,715      15,301,628
         Western Wireless Class A Shrs(a)                         356,290       3,113,975
==========================================================================================
                                                                               51,580,712
         TOTAL COMMON STOCKS (COST $747,840,082)                              526,568,396
==========================================================================================
0.25     PREFERRED STOCKS
0.25     NETWORKING EQUIPMENT
         Calient Networks, Pfd, Series D Shrs(a)(k)
           (Cost $5,438,366)                                      752,715       1,440,245
==========================================================================================
0.54     FIXED INCOME SECURITIES--CORPORATE BONDS
0.49     INTEGRATED TELECOMMUNICATION
           SERVICES--LONG DISTANCE
         Esat Telecom Group PLC, Sr Notes, Series
           B 11.875%, 12/1/2008                      IE    $    2,500,000       2,824,512
==========================================================================================
0.05     NETWORKING EQUIPMENT
         Kestrel Solutions, Conv Sub Notes(h),
           5.500%, 7/15/2005                               $    2,500,000         325,000
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $5,348,660)                                          3,149,512
==========================================================================================
1.48     OTHER SECURITIES
1.48     DIVERSIFIED FINANCIAL SERVICES
         BlueStream Ventures LP(a)(j)(k)
           (Cost $11,562,500)                                  11,562,500       8,541,797
==========================================================================================
6.57     SHORT-TERM INVESTMENTS
         COMMERCIAL PAPER
3.46     CONSUMER FINANCE
         General Electric Capital, 1.790%, 4/1/2002
           (Cost $20,000,000)                              $   20,000,000      20,000,000
==========================================================================================
2.06     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market
           Reserve Fund, 1.421% (Cost $11,902,553)             11,902,553      11,902,553
==========================================================================================

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

1.05     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $6,029,894 (Collateralized by
           Fannie Mae, Benchmark Notes, due 5/15/2003
           at 4.625%, value $6,123,185) (Cost $6,029,000)  $    6,029,000   $   6,029,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS (COST $37,931,553)                       37,931,553
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $808,121,161)                                                $ 577,631,503
==========================================================================================

UTILITIES FUND
89.17    COMMON STOCKS
56.27    ELECTRIC UTILITIES
         Alliant Energy                                            82,346   $   2,488,496
         Cinergy Corp                                              94,400       3,374,800
         Constellation Energy Group                               131,500       4,056,775
         Dominion Resources                                       106,800       6,959,088
         DTE Energy                                                72,500       3,298,750
         Duke Energy                                               84,300       3,186,540
         Energy East                                              123,500       2,686,125
         Exelon Corp                                               46,975       2,488,266
         FPL Group                                                 92,700       5,520,285
         Hawaiian Electric Industries                              70,400       3,098,304
         Mirant Corp(a)                                           128,100       1,851,045
         Pinnacle West Capital                                    144,700       6,562,145
         PPL Corp                                                  88,500       3,505,485
         Progress Energy                                           67,600       3,382,704
         SCANA Corp                                               103,400       3,164,040
         Southern Co                                              119,000       3,152,310
         TXU Corp                                                 128,900       7,026,339
         Xcel Energy                                              142,300       3,607,305
==========================================================================================
                                                                               69,408,802
4.72     GAS UTILITIES
         Nicor Inc                                                 68,400       3,115,620
         ONEOK Inc                                                130,100       2,712,585
==========================================================================================
                                                                                5,828,205
16.51    INTEGRATED TELECOMMUNICATION SERVICES
         AT&T Corp                                                128,500       2,017,450
         BellSouth Corp                                           135,600       4,998,216
         CenturyTel Inc                                            74,200       2,522,800
         Portugal Telecom SGPS SA Sponsored ADR
           Representing Ord Shrs                                  265,300       1,955,261
         SBC Communications                                       124,212       4,650,497
         Telefonica SA Sponsored ADR
           Representing 3 Ord Shrs                                  1,996          66,088
         Verizon Communications                                    90,896       4,149,402
==========================================================================================
                                                                               20,359,714

                                                                  SHARES,
                                                COUNTRY          UNITS OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------

1.75     INTEGRATED TELECOMMUNICATION
           SERVICES--LONG DISTANCE
         Broadwing Inc(a)                                         149,400   $   1,044,306
         Qwest Communications International                       135,400       1,112,988
==========================================================================================
                                                                                2,157,294
1.04     MULTI-UTILITIES
         MDU Resources Group                                       41,300       1,280,300
==========================================================================================
8.88     NATURAL GAS PIPELINES
         Dynegy Inc Class A Shrs                                   50,300       1,458,700
         El Paso                                                  140,970       6,206,909
         Kinder Morgan Management LLC(a)                           97,690       3,288,245
==========================================================================================
                                                                               10,953,854
         TOTAL COMMON STOCKS (COST $98,105,196)                               109,988,169
==========================================================================================
1.81     FIXED INCOME SECURITIES--CORPORATE BONDS
1.81     ELECTRIC UTILITIES
         Commonwealth Edison, 1st Mortgage
           Series 94, 7.500%, 7/1/2013                     $      500,000         532,912
         Kansas City Power & Light, Notes(h),
           6.000%, 3/15/2007                               $      500,000         495,543
         Kansas Gas & Electric, 1st Mortgage,
           6.200%, 1/15/2006                               $      250,000         236,514
         Public Service Electric & Gas, 1st
           & Refunding Mortgage Series BB, 9.125%,
           7/1/2005                                        $      900,000         966,370
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $2,269,089)                                          2,231,339
==========================================================================================
9.02     SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 3/29/2002 due 4/1/2002 at 1.780%,
           repurchased at $11,122,650 (Collateralized by
           Freddie Mac, Notes, due 7/15/2006 at 5.500%,
           value $11,310,493)(Cost $11,121,000)            $   11,121,000      11,121,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $111,495,285)                                                $ 123,340,508
==========================================================================================

(a) Security is non-income producing.
(b) Loaned security, a portion or all of the security is on loan at March 31, 2002.
(c) Security is an affiliated company (See Notes).
(d) Represents troy ounces.
(e) HOLDRs - Holding Company Depository Receipts.
(f) Step-up securities are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step-up at a future date.
(g) Security or a portion of the security has been designated as collateral for written options.
(h) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(i) Security has been designated as collateral for remaining commitments to purchase additional interests in BlueStream Ventures LP.
(j) The Technology and Telecommunications Funds have remaining commitments of $11,750,000 and $11,562,500, respectively, to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.
(k) The following are restricted and illiquid securities at March 31, 2002:

SCHEDULE OF RESTRICTED AND
  ILLIQUID SECURITIES

                                          ACQUISITION       ACQUISITION   VALUE AS A %
DESCRIPTION                                   DATE(S)             COSTS  OF NET ASSETS
-----------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Athersys Inc, Conv Pfd, Class F Shrs          4/17/00      $  5,000,000          0.36%
Ecogen Technologies I                       11/18/92-
                                              1/28/94         1,140,000          0.00
Ingenex Inc, Conv Pfd, Series B Shrs          9/27/94           600,000          0.00
Janus Biomedical, Conv Pfd, Series A Shrs      3/2/94         1,000,000          0.00
MedClone Inc, Conv Pfd, Series G Shrs        10/21/93         1,000,001          0.01
MedClone Trust                               12/7/94-
                                              3/24/97           101,310          0.00
Scimagix Inc, Pfd, Series C Shrs              5/24/01         1,350,000          0.09
UltraGuide Inc, Pfd
  Series E Shrs                                6/1/01         1,348,502          0.03
  Series F Shrs                                6/1/01           151,500          0.00
=========================================================================================
                                                                                 0.49%
=========================================================================================

TECHNOLOGY FUND
BlueStream Ventures LP                        8/3/00-
                                             12/14/01      $ 11,750,000          0.26%
Calient Networks, Pfd, Series D Shrs         12/08/00        13,913,578          0.11
Ingenex Inc, Conv Pfd, Series B Shrs          9/27/94           300,000          0.00
=========================================================================================
                                                                                 0.37%
=========================================================================================

TELECOMMUNICATIONS FUND
BlueStream Ventures LP                        8/3/00-
                                             12/14/01      $ 11,562,500          1.46%
Calient Networks, Pfd, Series D Shrs          12/8/00         5,438,366          0.25
=========================================================================================
                                                                                 1.71%
=========================================================================================

OPTION CONTRACTS

                                NUMBER OF  EXPIRATION   EXERCISE        PREMIUM       MARKET
                                CONTRACTS        DATE      PRICE       RECEIVED        VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY FUND
OPTIONS WRITTEN
CALLS
Apple Computer                    (5,769)    10/19/02   $  27.50   $  1,251,854 $ (1,124,955)
Applied Materials                 (5,088)     4/20/02      47.50      1,968,989   (3,688,800)
International Business Machines   (1,836)     4/20/02     120.00      1,371,471      (13,770)
KLA-Tencor Corp                   (2,417)     6/22/02      65.00      2,288,865   (1,849,005)
Mercury Interactive               (2,920)     4/20/02      35.00      1,246,821   (1,080,400)
Network Appliance                (11,400)     6/22/02      22.50      3,851,318   (2,536,500)
NVIDIA Corp                       (4,838)     6/22/02      65.00      1,703,192     (314,470)
Polycom Inc                       (9,307)     4/20/02      35.00      3,973,956     (139,605)
=============================================================================================
TOTAL OPTIONS WRITTEN                                              $ 17,656,466 $(10,747,505)
=============================================================================================

OPTION CONTRACTS (CONTINUED)

                                NUMBER OF  EXPIRATION   EXERCISE        PREMIUM       MARKET
                                CONTRACTS        DATE      PRICE       RECEIVED        VALUE
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
OPTIONS WRITTEN
CALLS
Adelphia Communications           (1,600)     4/20/02   $  22.50   $    261,852    $ (32,000)
=============================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                                     % OF
                                                COUNTRY        INVESTMENT
COUNTRY                                            CODE        SECURITIES          VALUE
-----------------------------------------------------------------------------------------
GOLD FUND
Canada                                               CA           45.68%  $   47,433,889
South Africa                                         SF           17.18       17,836,700
United States                                                     37.14       38,562,451
=========================================================================================
                                                                 100.00%  $  103,833,040
=========================================================================================

LEISURE FUND
Australia                                            AS            1.43%  $   12,477,072
Belgium                                              BE            2.33       20,423,895
Brazil                                               BR            0.61        5,347,691
Canada                                               CA            0.69        6,006,468
Denmark                                              DA            1.92       16,795,500
France                                               FR            1.29       11,291,185
Hong Kong                                            HK            0.16        1,438,071
Netherlands                                          NL            3.21       28,109,891
Spain                                                SP            0.55        4,802,204
Switzerland                                          SZ            0.47        4,107,816
United Kingdom                                       UK            3.18       27,851,872
United States                                                     84.16      736,896,547
=========================================================================================
                                                                 100.00%  $  875,548,212
=========================================================================================

TELECOMMUNICATIONS FUND
Canada                                               CA            2.54%  $   14,668,086
China                                                CH            1.08        6,234,109
Finland                                              FI            2.57       14,810,434
Ireland                                              IE            0.49        2,824,512
Italy                                                IT            2.57       14,845,575
Mexico                                               MX            3.51       20,295,975
Portugal                                             PO            1.57        9,042,990
Singapore                                            SN            0.62        3,604,375
Sweden                                               SW            1.05        6,087,752
United Kingdom                                       UK            2.65       15,301,628
United States                                                     81.35      469,916,067
=========================================================================================
                                                                 100.00%  $  577,631,503
=========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                                FINANCIAL
                                                                 ENERGY          SERVICES
                                                                   FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $  313,917,439   $ 1,024,076,551
=========================================================================================
   At Value(a)                                           $  368,151,375   $ 1,256,972,470
Cash                                                                814                 0
Receivables:
   Investment Securities Sold                                 5,715,206        16,586,408
   Fund Shares Sold                                             519,328           566,613
   Dividends and Interest                                       218,598         1,151,252
   Other Investments (Note 5)                                 5,284,100                 0
Prepaid Expenses and Other Assets                                41,445            66,576
=========================================================================================
TOTAL ASSETS                                                379,930,866     1,275,343,319
=========================================================================================
LIABILITIES
Payables:
   Custodian                                                          0         4,476,903
   Distributions to Shareholders                                      0            23,032
   Investment Securities Purchased                            3,605,765        13,662,783
   Fund Shares Repurchased                                      134,945         4,636,038
   Securities Loaned                                          5,284,100                 0
Accrued Distribution Expenses
   Investor Class                                                72,360           260,431
   Class C                                                        9,319            13,484
   Class K                                                           10               390
Accrued Expenses and Other Payables                              24,952           126,209
=========================================================================================
TOTAL LIABILITIES                                             9,131,451        23,199,270
=========================================================================================
NET ASSETS AT VALUE                                      $  370,799,415   $ 1,252,144,049
=========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  362,862,845   $ 1,020,918,883
Accumulated Undistributed Net Investment Loss                  (23,683)         (108,164)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign
   Currency Transactions                                   (46,273,683)       (1,560,927)
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                             54,233,936       232,894,257
=========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  370,799,415   $ 1,252,144,049
=========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  358,438,541   $ 1,234,230,306
=========================================================================================
   Class C                                               $   12,324,320   $    16,880,329
=========================================================================================
   Class K                                               $       36,554   $     1,033,414
=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                                FINANCIAL
                                                                 ENERGY          SERVICES
                                                                   FUND              FUND
                                                            (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            18,605,772        43,728,877
   Class C                                                      649,319           605,301
   Class K                                                        2,033            37,324
=========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                        $        19.26   $         28.22
   Class C                                               $        18.98   $         27.89
   Class K                                               $        17.98   $         27.69
=========================================================================================

(a) Investment securities at cost and value at March 31, 2002 includes a repurchase agreement of $4,011,000 for Energy Fund.
(b) INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Energy Fund and 700 million to Financial Services Fund: 100 million to Energy Fund - Investor Class, 100 million to Energy Fund - Class C, 100 million to Energy Fund - Class K, 300 million to Financial Services Fund - Investor Class, 100 million to Financial Services Fund - Class C and 100 million to Financial Services Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                                   HEALTH
                                                                   GOLD          SCIENCES
                                                                   FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)(b)                                         $   78,089,279   $ 1,308,048,839
=========================================================================================
   At Value(a)(b)                                        $  103,833,040   $ 1,526,697,038
Cash                                                                253         1,078,668
Receivables:
   Investment Securities Sold                                 1,268,731         3,832,585
   Fund Shares Sold                                             288,008           391,029
   Dividends and Interest                                           934           809,880
Other Investments (Note 5)                                   15,230,298         5,934,600
Prepaid Expenses and Other Assets                                28,912           107,991
=========================================================================================
TOTAL ASSETS                                                120,650,176     1,538,851,791
=========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                    0        38,601,654
   Fund Shares Repurchased                                        6,620           208,854
   Securities Loaned                                         15,230,298         5,934,600
Accrued Distribution Expenses
   Investor Class                                                19,928           316,841
   Class C                                                          371            12,067
   Class K                                                           --               923
Accrued Expenses and Other Payables                              46,883           167,466
=========================================================================================
TOTAL LIABILITIES                                            15,304,100        45,242,405
=========================================================================================
NET ASSETS AT VALUE                                      $  105,346,076   $ 1,493,609,386
=========================================================================================
NET ASSETS
Paid-in Capital(c)                                       $  283,363,929   $ 1,468,230,471
Accumulated Undistributed Net Investment Loss                 (789,954)         (124,891)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign
   Currency Transactions                                  (202,971,660)     (193,129,194)
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                             25,743,761       218,633,000
=========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  105,346,076   $ 1,493,609,386
=========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  104,831,472   $ 1,475,312,883
=========================================================================================
   Class C                                               $      514,604   $    15,891,971
=========================================================================================
   Class K                                                           --   $     2,404,532
=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                                   HEALTH
                                                                   GOLD          SCIENCES
                                                                   FUND              FUND
                                                            (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            45,818,070        31,019,874
   Class C                                                      212,350           340,479
   Class K                                                           --            51,187
=========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                        $         2.29   $         47.56
   Class C                                               $         2.42   $         46.68
   Class K                                                           --   $         46.98
=========================================================================================

(a) Investment securities at cost and value at March 31, 2002 include repurchase agreements of $6,299,000 and $19,830,000 for Gold and Health Sciences Funds, respectively.
(b) Investment securities at March 31, 2002 includes gold bullion cost of $9,475,205 and value of $10,132,093 for Gold Fund.
(c) INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 800 million have been allocated to Gold Fund and 500 million to Health Sciences Fund: 200 million to Gold Fund - Investor Class, 200 million to Gold Fund - Class C, 100 million to Health Sciences Fund - Investor Class, 100 million to Health Sciences Fund - Class C and 100 million to Health Sciences Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                              REAL ESTATE
                                                                LEISURE       OPPORTUNITY
                                                                   FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $  701,912,949     $  18,448,129
=========================================================================================
   At Value(a)                                           $  875,548,212     $  21,241,247
Cash                                                                706               540
Foreign Currency (Cost $195,533 and $0, respectively)           194,062                 0
Receivables:
   Investment Securities Sold                                 5,220,309           614,792
   Fund Shares Sold                                           1,937,937            13,382
   Dividends and Interest                                       456,022           102,606
Other Investments (Note 5)                                   37,674,251                 0
Prepaid Expenses and Other Assets                                55,547             5,188
=========================================================================================
TOTAL ASSETS                                                921,087,046        21,977,755
=========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                            4,969,976         1,141,984
   Fund Shares Repurchased                                      196,887                 0
   Securities Loaned                                         37,674,251                 0
Accrued Distribution Expenses
   Investor Class                                               166,925             4,088
   Class C                                                       12,973               421
   Class K                                                       22,587                --
Accrued Expenses and Other Payables                              45,579             2,193
=========================================================================================
TOTAL LIABILITIES                                            43,089,178         1,148,686
=========================================================================================
NET ASSETS AT VALUE                                      $  877,997,868     $  20,829,069
=========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  717,071,722     $  26,895,745
Accumulated Undistributed Net Investment Income (Loss)        (445,820)            4,923
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign
   Currency Transactions                                   (12,261,725)       (8,864,717)
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                            173,633,691         2,793,118
=========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  877,997,868     $  20,829,069
=========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  799,464,600     $  20,345,492
=========================================================================================
   Class C                                               $   16,307,206     $     483,577
=========================================================================================
   Class K                                               $   62,226,062                --
=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                                              REAL ESTATE
                                                                LEISURE       OPPORTUNITY
                                                                   FUND              FUND
                                                            (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            20,522,800         2,578,087
   Class C                                                      425,900            60,839
   Class K                                                    1,596,265                --
=========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                        $        38.95     $        7.89
   Class C                                               $        38.29     $        7.95
   Class K                                               $        38.98                --
=========================================================================================

(a) Investment securities at cost and value at March 31, 2002 include repurchase agreements of $5,691,000 and $835,000 for Leisure and Real Estate Opportunity Funds, respectively.
(b) INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Leisure Fund and 400 million to Real Estate Opportunity Fund:
    100 million to Leisure Fund - Investor Class, 100 million to Leisure Fund - Class C, 100 million to Leisure Fund - Class K, 100 million to Real Estate Opportunity Fund - Investor Class and 100 million to Real Estate Opportunity Fund - Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                           TECHNOLOGY  TELECOMMUNICATIONS
                                                                 FUND                FUND
-----------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                        $  3,524,533,759     $   808,121,161
=========================================================================================
   At Value(a)                                       $  3,278,869,134     $   577,631,503
Cash                                                              852                 248
Receivables:
   Investment Securities Sold                               3,272,461          15,177,247
   Fund Shares Sold                                         4,347,431             428,572
   Dividends and Interest                                     547,723             772,904
Other Investments (Note 5)                                 81,865,282          25,675,437
Prepaid Expenses and Other Assets                             256,002              85,179
=========================================================================================
TOTAL ASSETS                                            3,369,158,885         619,771,090
=========================================================================================
LIABILITIES
Options Written at Value (Premiums Received
   $17,656,466 and $261,852, respectively)                 10,747,505              32,000
Payables:
   Investment Securities Purchased                          3,090,842           8,490,060
   Fund Shares Repurchased                                    735,143             122,651
   Securities Loaned                                       81,865,282          25,675,437
Accrued Distribution Expenses
   Investor Class                                             383,387             126,324
   Class C                                                     13,969               7,438
   Class K                                                     10,143                 339
Accrued Expenses and Other Payables                           267,443              92,333
=========================================================================================
TOTAL LIABILITIES                                          97,113,714          34,546,582
=========================================================================================
NET ASSETS AT VALUE                                  $  3,272,045,171     $   585,224,508
=========================================================================================
NET ASSETS
Paid-in Capital(b)                                   $  6,364,169,637     $ 2,074,978,531
Accumulated Undistributed Net Investment Loss               (771,569)            (65,928)
Accumulated Undistributed Net Realized Loss on
   Investment Securities, Foreign Currency
   Transactions and Option Contracts                  (2,852,597,233)     (1,259,428,836)
Net Depreciation of Investment Securities,
   Foreign Currency Transactions and Option Contracts   (238,755,664)       (230,259,259)
=========================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                                $   3,272,045,171     $   585,224,508
=========================================================================================
NET ASSETS AT VALUE:
   Institutional Class                              $   1,360,738,245                  --
=========================================================================================
   Investor Class                                   $   1,865,250,553     $   573,968,945
=========================================================================================
   Class C                                          $      18,909,659     $    10,391,578
=========================================================================================
   Class K                                          $      27,146,714     $       863,985
=========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002

                                                           TECHNOLOGY  TELECOMMUNICATIONS
                                                                 FUND                FUND
                                                          (CONTINUED)         (CONTINUED)
-----------------------------------------------------------------------------------------
Shares Outstanding
   Institutional Class                                     43,995,180                  --
   Investor Class                                          61,336,308          46,426,647
   Class C                                                    636,120             858,668
   Class K                                                    898,370              70,223
=========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Institutional Class                              $          30.93                   --
   Investor Class                                   $          30.41      $         12.36
   Class C                                          $          29.73      $         12.10
   Class K                                          $          30.22      $         12.30
=========================================================================================

(a) Investment securities at cost and value at March 31, 2002 include repurchase agreements of $149,420,000 and $6,029,000 for the Technology and Telecommunications Funds, respectively.
(b) INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1 billion have been allocated to Technology Fund and 1.1 billion to Telecommunications Fund: 300 million to Technology Fund - Institutional Class, 300 million to Technology Fund - Investor Class, 100 million to Technology Fund - Class C, 100 million to Technology Fund - Class K, 300 million to Telecommunications Fund - Investor Class, 200 million to Telecommunications Fund - Class C and 200 million to Telecommunications Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2002
                                                                       UTILITIES
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                    $   111,495,285
================================================================================
   At Value(a)                                                   $   123,340,508
Cash                                                                         102
Receivables:
   Investment Securities Sold                                         14,957,579
   Fund Shares Sold                                                       47,402
   Dividends and Interest                                                502,914
Other Investments (Note 5)                                             2,209,200
Prepaid Expenses and Other Assets                                         29,276
================================================================================
TOTAL ASSETS                                                         141,086,981
================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                          34,659
   Investment Securities Purchased                                    12,370,719
   Fund Shares Repurchased                                                45,613
   Securities Loaned                                                   2,209,200
Accrued Distribution Expenses
   Investor Class                                                         26,067
   Class C                                                                 1,208
Accrued Expenses and Other Payables                                       22,760
================================================================================
TOTAL LIABILITIES                                                     14,710,226
================================================================================
NET ASSETS AT VALUE                                              $   126,376,755
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $   142,061,780
Accumulated Undistributed Net Investment Loss                            (5,069)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions          (27,525,179)
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                  11,845,223
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding            $   126,376,755
================================================================================
NET ASSETS AT VALUE:
   Investor Class                                                $   124,577,945
================================================================================
   Class C                                                       $     1,798,810
================================================================================
Shares Outstanding
   Investor Class                                                     11,688,970
   Class C                                                               169,206
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                                $         10.66
   Class C                                                       $         10.63
================================================================================

(a) Investment securities at cost and value at March 31, 2002 includes a repurchase agreement of $11,121,000.
(b) INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 400 million have been allocated to Utilities Fund: 100 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2002

                                                                                FINANCIAL
                                                                 ENERGY          SERVICES
                                                                   FUND              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $    4,209,429     $  17,874,177
Dividends from Affiliated Investment Companies                   60,214           858,790
Interest                                                        589,983         1,407,919
Securities Loaned Income                                         19,725                 0
   Foreign Taxes Withheld                                       (54,806)          (52,358)
==========================================================================================
   TOTAL INCOME                                               4,824,545        20,088,528
==========================================================================================
EXPENSES
Investment Advisory Fees                                      3,001,099         8,389,540
Distribution Expenses - Investor Class                          999,529         3,299,514
Distribution Expenses - Class C                                  97,032           142,432
Distribution Expenses - Class K                                      23             1,858
Transfer Agent Fees - Investor Class                          1,545,053         3,653,571
Transfer Agent Fees - Class C                                    36,128            43,206
Transfer Agent Fees - Class K                                       274             1,181
Administrative Services Fees                                    194,284           610,508
Custodian Fees and Expenses                                      55,835           154,673
Directors' Fees and Expenses                                     22,950            54,389
Interest Expenses                                                 9,889            13,196
Professional Fees and Expenses                                   29,176            57,625
Registration Fees and Expenses - Investor Class                  92,917           118,237
Reports to Shareholders                                         230,843           515,668
Other Expenses                                                   19,696            56,192
==========================================================================================
   TOTAL EXPENSES                                             6,334,728        17,111,790
   Fees and Expenses Paid Indirectly                            (43,410)         (139,490)
==========================================================================================
      NET EXPENSES                                            6,291,318        16,972,300
==========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (1,466,773)        3,116,228
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (44,616,626)       16,673,483
   Foreign Currency Transactions                                 (2,918)          959,696
==========================================================================================
      Total Net Realized Gain (Loss)                        (44,619,544)       17,633,179
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                      5,832,460        16,062,158
   Foreign Currency Transactions                                      0          (261,324)
==========================================================================================
      Total Change in Net Appreciation/Depreciation           5,832,460        15,800,834
==========================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                        (38,787,084)       33,434,013
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $  (40,253,857)    $  36,550,241
==========================================================================================

See Notes to Financial Statements
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2002

                                                                                   HEALTH
                                                                   GOLD          SCIENCES
                                                                   FUND              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      832,201     $   8,605,141
Interest                                                        168,141           545,002
Securities Loaned Income                                         31,533            80,116
   Foreign Taxes Withheld                                       (38,220)         (170,066)
==========================================================================================
   TOTAL INCOME                                                 993,655         9,060,193
==========================================================================================
EXPENSES
Investment Advisory Fees                                        581,266        10,165,568
Distribution Expenses - Investor Class                          193,203         4,103,312
Distribution Expenses - Class C                                   2,210           149,256
Distribution Expenses - Class K                                      --             5,065
Transfer Agent Fees - Investor Class                            591,845         4,995,833
Transfer Agent Fees - Class C                                     2,548            68,972
Transfer Agent Fees - Class K                                        --             4,885
Administrative Services Fees                                     44,876           755,819
Custodian Fees and Expenses                                      42,094           211,317
Directors' Fees and Expenses                                     12,141            66,672
Interest Expenses                                                   357           204,023
Professional Fees and Expenses                                   19,343           112,861
Registration Fees and Expenses - Investor Class                  26,582           136,327
Reports to Shareholders                                         108,293           782,157
Other Expenses                                                    4,766            72,111
==========================================================================================
   TOTAL EXPENSES                                             1,629,524        21,834,178
   Fees and Expenses Paid Indirectly                            (17,115)         (190,690)
==========================================================================================
      NET EXPENSES                                            1,612,409        21,643,488
==========================================================================================
NET INVESTMENT LOSS                                            (618,754)      (12,583,295)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                       (237,953)     (142,618,226)
   Foreign Currency Transactions                               (323,147)       (5,708,063)
==========================================================================================
      Total Net Realized Loss                                  (561,100)     (148,326,289)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                     38,418,123       219,947,426
   Foreign Currency Transactions                                247,841         6,812,015
==========================================================================================
      Total Change in Net Appreciation/Depreciation          38,665,964       226,759,441
==========================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                         38,104,864        78,433,152
==========================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                       $   37,486,110     $  65,849,857
==========================================================================================

See Notes to Financial Statements
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2002 (NOTE 1)

                                                                              REAL ESTATE
                                                                LEISURE       OPPORTUNITY
                                                                   FUND              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $    3,975,706     $   1,356,902
Dividends from Affiliated Investment Companies                  418,847                 0
Interest                                                      1,174,728            45,421
Securities Loaned Income                                         32,916                 0
   Foreign Taxes Withheld                                      (129,747)           (1,160)
==========================================================================================
   TOTAL INCOME                                               5,472,450         1,401,163
==========================================================================================
EXPENSES
Investment Advisory Fees                                      4,980,496           202,766
Distribution Expenses - Investor Class                        1,736,733            65,147
Distribution Expenses - Class C                                  96,074             9,768
Distribution Expenses - Class K                                  66,044                --
Transfer Agent Fees - Investor Class                          2,223,893           184,349
Transfer Agent Fees - Class C                                    37,966             6,027
Transfer Agent Fees - Class K                                        13                --
Administrative Services Fees                                    333,540            22,166
Custodian Fees and Expenses                                     147,610             9,074
Directors' Fees and Expenses                                     30,229            10,687
Interest Expenses                                                     0             2,000
Professional Fees and Expenses                                   35,581            21,126
Registration Fees and Expenses - Investor Class                  74,936            27,640
Reports to Shareholders                                         321,328            48,197
Other Expenses                                                   28,789             2,756
==========================================================================================
   TOTAL EXPENSES                                            10,113,232           611,703
   Fees and Expenses Absorbed by
     Investment Adviser - Investor Class                              0          (166,721)
   Fees and Expenses Absorbed by
     Investment Adviser - Class C                                     0            (3,376)
   Fees and Expenses Paid Indirectly                             (4,206)             (340)
==========================================================================================
      NET EXPENSES                                           10,109,026           441,266
==========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (4,636,576)          959,897
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                    (11,244,901)       (1,776,058)
   Foreign Currency Transactions                               (191,891)                0
==========================================================================================
      Total Net Realized Loss                               (11,436,792)       (1,776,058)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                     43,567,881         3,077,128
   Foreign Currency Transactions                                165,336                 0
==========================================================================================
      Total Change in Net Appreciation/Depreciation          43,733,217         3,077,128
==========================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                         32,296,425         1,301,070
==========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS               $   27,659,849     $   2,260,967
==========================================================================================

See Notes to Financial Statements
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2002

                                                        TECHNOLOGY     TELECOMMUNICATIONS
                                                              FUND                   FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                         $      3,686,372        $     6,999,119
Dividends from Affiliated Investment Companies           1,572,739              1,668,665
Interest                                                 4,868,536              3,049,931
Securities Loaned Income                                   479,804                217,468
   Foreign Taxes Withheld                                 (289,314)              (139,605)
==========================================================================================
   TOTAL INCOME                                         10,318,137             11,795,578
==========================================================================================
EXPENSES
Investment Advisory Fees                                19,102,496              6,128,720
Distribution Expenses - Investor Class                   5,260,418              2,611,635
Distribution Expenses - Class C                            152,997                113,338
Distribution Expenses - Class K                             46,949                  1,756
Transfer Agent Fees - Institutional Class                1,866,951                     --
Transfer Agent Fees - Investor Class                     9,473,575              7,169,676
Transfer Agent Fees - Class C                              121,293                 88,258
Transfer Agent Fees - Class K                               20,793                  2,901
Administrative Services Fees                             1,620,842                485,370
Custodian Fees and Expenses                                367,882                196,325
Directors' Fees and Expenses                               137,038                 52,416
Interest Expenses                                           42,237                  9,976
Professional Fees and Expenses                             113,096                 54,429
Registration Fees and Expenses - Institutional Class       192,828                     --
Registration Fees and Expenses - Investor Class            407,064                213,009
Reports to Shareholders                                  1,099,489                906,466
Other Expenses                                             160,739                 56,481
==========================================================================================
   TOTAL EXPENSES                                       40,186,687             18,090,756
   Fees and Expenses Absorbed by
     Investment Adviser - Class K                                0                   (858)
   Fees and Expenses Paid Indirectly                       (50,536)              (163,551)
==========================================================================================
      NET EXPENSES                                      40,136,151             17,926,347
==========================================================================================
NET INVESTMENT LOSS                                    (29,818,014)            (6,130,769)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                            (1,710,938,118)          (854,783,491)
   Foreign Currency Transactions                        (9,671,522)            (8,513,603)
   Option Contracts                                     19,290,431              1,570,742
==========================================================================================
    Total Net Realized Loss                         (1,701,319,209)          (861,726,352)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                             1,074,250,566            237,988,048
   Foreign Currency Transactions                        13,614,369              8,524,733
   Option Contracts                                      5,810,837                229,852
==========================================================================================
    Total Change in Net Appreciation/Depreciation    1,093,675,772            246,742,633
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES, FOREIGN
   CURRENCY TRANSACTIONS AND OPTION CONTRACTS         (607,643,437)          (614,983,719)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                $   (637,461,451)       $  (621,114,488)
==========================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2002

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    3,721,943
Dividends from Affiliated Investment Companies                          115,732
Interest                                                                262,946
Securities Loaned Income                                                 10,666
   Foreign Taxes Withheld                                               (14,224)
================================================================================
   TOTAL INCOME                                                       4,097,063
================================================================================
EXPENSES
Investment Advisory Fees                                              1,287,849
Distribution Expenses - Investor Class                                  423,985
Distribution Expenses - Class C                                          21,335
Transfer Agent Fees - Investor Class                                    663,815
Transfer Agent Fees - Class C                                            10,315
Administrative Services Fees                                             87,271
Custodian Fees and Expenses                                              23,991
Directors' Fees and Expenses                                             15,809
Professional Fees and Expenses                                           20,351
Registration Fees and Expenses - Investor Class                          33,506
Reports to Shareholders                                                 120,586
Other Expenses                                                            9,029
================================================================================
   TOTAL EXPENSES                                                     2,717,842
   Fees and Expenses Absorbed by Investment
     Adviser - Investor Class                                          (456,409)
   Fees and Expenses Absorbed by Investment
     Adviser - Class C                                                   (8,769)
   Fees and Expenses Paid Indirectly                                     (1,472)
================================================================================
      NET EXPENSES                                                    2,251,192
================================================================================
NET INVESTMENT INCOME                                                 1,845,871
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                            (22,692,291)
   Foreign Currency Transactions                                       (109,001)
================================================================================
      Total Net Realized Loss                                       (22,801,292)
================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                            (53,808,980)
   Foreign Currency Transactions                                        134,028
================================================================================
      Total Change in Net Appreciation/Depreciation                 (53,674,952)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                (76,476,244)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (74,630,373)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ENERGY FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                      $   (1,466,773)    $  (1,412,278)
Net Realized Gain (Loss)                                    (44,619,544)       48,392,631
Change in Net Appreciation/Depreciation                       5,832,460        (3,255,090)
==========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                   (40,253,857)       43,725,263
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0       (29,624,511)
   Class C                                                            0          (376,716)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0       (30,001,227)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           644,971,752      1,427,865,393
   Class C                                                   20,669,161        14,185,413
   Class K                                                       35,899             1,000
Reinvestment of Distributions
   Investor Class                                                     0        28,252,815
   Class C                                                            0           356,066
==========================================================================================
                                                            665,676,812     1,470,660,687
Amounts Paid for Repurchases of Shares
   Investor Class                                          (692,833,382)   (1,245,859,519)
   Class C                                                  (16,337,642)       (5,422,728)
   Class K                                                       (2,743)                0
==========================================================================================
                                                           (709,173,767)   (1,251,282,247)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (43,496,955)      219,378,440
==========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (83,750,812)      233,102,476
NET ASSETS
Beginning of Period                                         454,550,227       221,447,751
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($23,683) and ($20,040), respectively)             $  370,799,415     $ 454,550,227
==========================================================================================

                   -------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
ENERGY FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            33,986,047        70,862,477
   Class C                                                    1,099,872           694,322
   Class K                                                        2,143                60
Shares Issued from Reinvestment of Distributions
   Investor Class                                                     0         1,685,729
   Class C                                                            0            21,360
==========================================================================================
                                                             35,088,062        73,263,948
Shares Repurchased
   Investor Class                                           (37,979,338)      (62,672,864)
   Class C                                                     (895,102)         (272,046)
   Class K                                                         (170)                0
==========================================================================================
                                                            (38,874,610)      (62,944,910)
NET INCREASE (DECREASE) IN FUND SHARES                       (3,786,548)       10,319,038
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
FINANCIAL SERVICES FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Income                                    $    3,116,228     $   4,846,582
Net Realized Gain                                            17,633,179        91,982,152
Change in Net Appreciation/Depreciation                      15,800,834        (2,897,574)
==========================================================================================
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                    36,550,241        93,931,160
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                           (74,131,190)      (58,736,990)
   Class C                                                     (769,067)         (380,636)
   Class K                                                      (74,131)               (4)
==========================================================================================
TOTAL DISTRIBUTIONS                                         (74,974,388)      (59,117,630)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                         1,480,559,448      2,003,095,687
   Class C                                                   27,338,396        21,217,019
   Class K                                                    1,778,835             1,000
Reinvestment of Distributions
   Investor Class                                            70,771,361        57,043,782
   Class C                                                      715,041           360,882
   Class K                                                       74,046                 4
==========================================================================================
                                                          1,581,237,127     2,081,718,374
Amounts Paid for Repurchases of Shares
   Investor Class                                        (1,647,802,644)   (1,860,399,597)
   Class C                                                  (22,844,846)       (8,816,071)
   Class K                                                     (825,978)                0
==========================================================================================
                                                         (1,671,473,468)   (1,869,215,668)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (90,236,341)      212,502,706
==========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (128,660,488)      247,316,236
NET ASSETS
Beginning of Period                                       1,380,804,537     1,133,488,301
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($108,164) and ($74,998), respectively)            $1,252,144,049    $1,380,804,537
==========================================================================================
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
FINANCIAL SERVICES FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            52,167,572        66,781,638
   Class C                                                      981,786           700,598
   Class K                                                       64,647                34
Shares Issued from Reinvestment of Distributions
   Investor Class                                             2,638,995         1,937,153
   Class C                                                       27,003            12,302
   Class K                                                        2,787                 1
==========================================================================================
                                                             55,882,790        69,431,726
Shares Repurchased
   Investor Class                                           (58,464,938)      (63,105,100)
   Class C                                                     (829,034)         (292,458)
   Class K                                                      (30,145)                0
==========================================================================================
                                                            (59,324,117)      (63,397,558)
NET INCREASE (DECREASE) IN FUND SHARES                       (3,441,327)        6,034,168
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GOLD FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
OPERATIONS
Net Investment Loss                                      $     (618,754)    $    (715,153)
Net Realized Loss                                              (561,100)       (7,927,766)
Change in Net Appreciation/Depreciation                      38,665,964         1,514,884
==========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                    37,486,110        (7,128,035)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0        (1,685,360)
   Class C                                                            0              (187)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (1,685,547)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           250,552,619       284,970,862
   Class C                                                    3,043,172           165,244
Reinvestment of Distributions
   Investor Class                                                     0         1,624,338
   Class C                                                            0               187
==========================================================================================
                                                            253,595,791       286,760,631
Amounts Paid for Repurchases of Shares
   Investor Class                                          (247,531,594)     (294,826,446)
   Class C                                                   (2,690,754)         (105,113)
==========================================================================================
                                                           (250,222,348)     (294,931,559)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                               3,373,443        (8,170,928)
==========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      40,859,553       (16,984,510)
NET ASSETS
Beginning of Period                                          64,486,523        81,471,033
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($789,954) and ($370,755), respectively)              $  105,346,076     $  64,486,523
==========================================================================================

    -----------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                           141,069,920       184,706,448
   Class C                                                    1,500,683           102,350
Shares Issued from Reinvestment of Distributions
   Investor Class                                                     0         1,112,560
   Class C                                                            0               119
==========================================================================================
                                                            142,570,603       185,921,477
Shares Repurchased
   Investor Class                                          (140,424,339)     (191,642,238)
   Class C                                                   (1,325,678)          (65,696)
==========================================================================================
                                                           (141,750,017)     (191,707,934)
NET INCREASE (DECREASE) IN FUND SHARES                          820,586        (5,786,457)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
HEALTH SCIENCES FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                      $  (12,583,295)    $  (3,828,310)
Net Realized Gain (Loss)                                   (148,326,289)      159,921,602
Change in Net Appreciation/Depreciation                     226,759,441      (248,493,353)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        65,849,857       (92,400,061)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                              (583,793)     (281,126,638)
   Class C                                                       (8,161)         (973,360)
   Class K                                                       (1,034)                0
==========================================================================================
TOTAL DISTRIBUTIONS                                            (592,988)     (282,099,998)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                         2,819,831,341      2,131,984,074
   Class C                                                  444,052,177        58,192,978
   Class K                                                    3,560,641             1,000
Reinvestment of Distributions
   Investor Class                                               569,872       271,011,772
   Class C                                                        7,780           959,235
   Class K                                                        1,034                 0
==========================================================================================
                                                          3,268,022,845     2,462,149,059
Amounts Paid for Repurchases of Shares
   Investor Class                                        (2,989,733,603)   (2,073,416,119)
   Class C                                                 (440,088,546)      (46,180,062)
   Class K                                                     (994,361)                0
==========================================================================================
                                                         (3,430,816,510)   (2,119,596,181)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            (162,793,665)      342,552,878
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                (97,536,796)      (31,947,181)
NET ASSETS
Beginning of Period                                       1,591,146,182     1,623,093,363
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($124,891) and ($130,572), respectively)           $1,493,609,386    $1,591,146,182
==========================================================================================
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
HEALTH SCIENCES FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            57,443,476        35,881,140
   Class C                                                    9,130,105         1,102,082
   Class K                                                       71,569                18
Shares Issued from Reinvestment of Distributions
   Investor Class                                                10,932         4,853,363
   Class C                                                          152            17,268
   Class K                                                           20                 0
==========================================================================================
                                                             66,656,254        41,853,871
Shares Repurchased
   Investor Class                                           (60,958,816)      (35,436,402)
   Class C                                                   (9,026,936)         (890,653)
   Class K                                                      (20,420)                0
==========================================================================================
                                                            (70,006,172)      (36,327,055)
NET INCREASE (DECREASE) IN FUND SHARES                       (3,349,918)        5,526,816
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
LEISURE FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)
OPERATIONS
Net Investment Loss                                      $   (4,636,576)    $  (2,917,833)
Net Realized Gain (Loss)                                    (11,436,792)       45,886,352
Change in Net Appreciation/Depreciation                      43,733,217       (80,467,362)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        27,659,849       (37,498,843)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                            (6,606,439)      (90,202,714)
   Class C                                                      (83,069)         (358,038)
==========================================================================================
TOTAL DISTRIBUTIONS                                          (6,689,508)      (90,560,752)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           729,179,032       526,078,410
   Class C                                                   54,801,929        10,669,803
   Class K                                                   59,960,773                --
Reinvestment of Distributions
   Investor Class                                             6,410,599        86,398,897
   Class C                                                       79,560           304,161
==========================================================================================
                                                            850,431,893       623,451,271
Amounts Paid for Repurchases of Shares
   Investor Class                                          (561,176,279)     (427,005,515)
   Class C                                                  (43,833,698)       (5,177,447)
   Class K                                                   (1,210,408)               --
==========================================================================================
                                                           (606,220,385)     (432,182,962)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             244,211,508       191,268,309
==========================================================================================
TOTAL INCREASE IN NET ASSETS                                265,181,849        63,208,714
NET ASSETS
Beginning of Period                                         612,816,019       549,607,305
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($445,820) and ($33,266), respectively)            $  877,997,868     $ 612,816,019
==========================================================================================
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
LEISURE FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            19,352,726        12,560,880
   Class C                                                    1,453,013           269,295
   Class K                                                    1,628,033                --
Shares Issued from Reinvestment of Distributions
   Investor Class                                               178,618         2,479,876
   Class C                                                        2,249             8,786
==========================================================================================
                                                             22,614,639        15,318,837
Shares Repurchased
   Investor Class                                           (15,369,925)      (10,342,225)
   Class C                                                   (1,175,755)         (133,469)
   Class K                                                      (31,768)               --
==========================================================================================
                                                            (16,577,448)      (10,475,694)
NET INCREASE IN FUND SHARES                                   6,037,191         4,843,143
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
REAL ESTATE OPPORTUNITY FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
OPERATIONS
Net Investment Income                                    $      959,897     $   1,230,688
Net Realized Gain (Loss)                                     (1,776,058)        2,022,080
Change in Net Appreciation/Depreciation                       3,077,128          (724,774)
==========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    2,260,967         2,527,994
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                              (883,840)       (1,177,353)
   Class C                                                      (19,583)          (36,586)
==========================================================================================
TOTAL DISTRIBUTIONS                                            (903,423)       (1,213,939)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                            65,554,193       186,043,244
   Class C                                                    6,576,932         6,649,103
Reinvestment of Distributions
   Investor Class                                               847,345         1,101,802
   Class C                                                       17,365            32,921
==========================================================================================
                                                             72,995,835       193,827,070
Amounts Paid for Repurchases of Shares
   Investor Class                                           (75,885,547)     (179,971,266)
   Class C                                                   (7,520,965)       (5,476,059)
==========================================================================================
                                                            (83,406,512)     (185,447,325)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (10,410,677)        8,379,745
==========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (9,053,133)        9,693,800
NET ASSETS
Beginning of Period                                          29,882,202        20,188,402
==========================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $4,923 and $44,209,
  respectively)                                          $   20,829,069     $  29,882,202
==========================================================================================

       ------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                             8,923,885        25,123,014
   Class C                                                      908,498           891,258
Shares Issued from Reinvestment of Distributions
   Investor Class                                               116,421           147,229
   Class C                                                        2,433             4,368
==========================================================================================
                                                              9,951,237        26,165,869
Shares Repurchased
   Investor Class                                           (10,471,115)      (24,286,293)
   Class C                                                   (1,038,382)         (728,921)
==========================================================================================
                                                            (11,509,497)      (25,015,214)
NET INCREASE (DECREASE) IN FUND SHARES                       (1,558,260)        1,150,655
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TECHNOLOGY FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                    $    (29,818,014)  $   (23,103,352)
Net Realized Loss                                        (1,701,319,209)   (1,143,522,587)
Change in Net Appreciation/Depreciation                   1,093,675,772    (5,405,360,920)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                 (637,461,451)   (6,571,986,859)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Institutional Class                                                0      (111,353,962)
   Investor Class                                                     0      (149,597,630)
   Class C                                                            0          (545,994)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0      (261,497,586)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Institutional Class                                    1,144,541,447     2,928,308,460
   Investor Class                                         4,626,109,679     5,486,755,579
   Class C                                                   98,155,680        87,441,127
   Class K                                                   31,102,806             1,500
Reinvestment of Distributions
   Institutional Class                                                0       111,353,962
   Investor Class                                                     0       143,059,455
   Class C                                                            0           531,838
==========================================================================================
                                                          5,899,909,612     8,757,451,921
Amounts Paid for Repurchases of Shares
   Institutional Class                                     (884,671,106)   (3,144,009,088)
   Investor Class                                        (4,604,480,513)   (4,617,796,183)
   Class C                                                  (91,350,472)      (58,152,019)
   Class K                                                   (4,487,304)             (440)
==========================================================================================
                                                         (5,584,989,395)   (7,819,957,730)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             314,920,217       937,494,191
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (322,541,234)   (5,895,990,254)
NET ASSETS
Beginning of Period                                       3,594,586,405     9,490,576,659
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($771,569) and ($2,026,725), respectively)       $  3,272,045,171  $  3,594,586,405
==========================================================================================
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TECHNOLOGY FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Institutional Class                                       31,869,203        34,978,375
   Investor Class                                           139,817,995        72,091,619
   Class C                                                    3,082,019         1,498,634
   Class K                                                    1,038,923                24
Shares Issued from Reinvestment of Distributions
   Institutional Class                                                0         1,839,345
   Investor Class                                                     0         2,383,924
   Class C                                                            0             8,929
==========================================================================================
                                                            175,808,140       112,800,850
Shares Repurchased
   Institutional Class                                      (26,698,958)      (41,420,602)
   Investor Class                                          (139,766,344)      (62,581,205)
   Class C                                                   (2,897,877)       (1,084,745)
   Class K                                                     (140,570)               (7)
==========================================================================================
                                                           (169,503,749)     (105,086,559)
NET INCREASE IN FUND SHARES                                   6,304,391         7,714,291
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TELECOMMUNICATIONS FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                    $     (6,130,769)  $    (9,965,851)
Net Realized Loss                                          (861,726,352)     (397,700,324)
Change in Net Appreciation/Depreciation                     246,742,633    (2,152,593,119)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                 (621,114,488)   (2,560,259,294)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0       (94,110,888)
   Class C                                                            0          (448,063)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0       (94,558,951)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                         2,027,191,892     2,960,919,502
   Class C                                                  327,970,659        73,939,650
   Class K                                                    1,234,228             1,000
Reinvestment of Distributions
   Investor Class                                                     0        91,028,079
   Class C                                                            0           434,706
==========================================================================================
                                                          2,356,396,779     3,126,322,937
Amounts Paid for Repurchases of Shares
   Investor Class                                        (2,325,417,357)   (3,047,946,756)
   Class C                                                 (323,176,133)      (53,337,360)
   Class K                                                     (104,957)                0
==========================================================================================
                                                         (2,648,698,447)   (3,101,284,116)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            (292,301,668)       25,038,821
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (913,416,156)   (2,629,779,424)
NET ASSETS
Beginning of Period                                       1,498,640,664     4,128,420,088
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($65,928) and ($50,016), respectively)           $    585,224,508   $ 1,498,640,664
==========================================================================================
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TELECOMMUNICATIONS FUND (CONTINUED)
                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                           113,031,996        63,202,919
   Class C                                                   19,484,375         2,045,014
   Class K                                                       77,229                27
Shares Issued from Reinvestment of Distributions
   Investor Class                                                     0         2,498,712
   Class C                                                            0            11,998
==========================================================================================
                                                            132,593,600        67,758,670
Shares Repurchased
   Investor Class                                          (128,834,470)      (67,522,885)
   Class C                                                  (19,131,108)       (1,590,909)
   Class K                                                       (7,033)                0
==========================================================================================
                                                           (147,972,611)      (69,113,794)
NET DECREASE IN FUND SHARES                                 (15,379,011)       (1,355,124)
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
UTILITIES FUND

                                                                     YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
OPERATIONS
Net Investment Income                                    $    1,845,871     $   1,840,145
Net Realized Gain (Loss)                                    (22,801,292)          894,451
Change in Net Appreciation/Depreciation                     (53,674,952)      (44,468,200)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                  (74,630,373)      (41,733,604)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                            (1,869,306)      (15,611,489)
   Class C                                                         (728)         (104,042)
==========================================================================================
TOTAL DISTRIBUTIONS                                          (1,870,034)      (15,715,531)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           138,696,599       175,261,277
   Class C                                                    8,575,353         4,677,717
Reinvestment of Distributions
   Investor Class                                             1,774,320        15,011,577
   Class C                                                          718           103,457
==========================================================================================
                                                            149,046,990       195,054,028
Amounts Paid for Repurchases of Shares
   Investor Class                                          (173,267,204)     (160,812,899)
   Class C                                                   (9,358,343)       (1,137,599)
==========================================================================================
                                                           (182,625,547)     (161,950,498)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (33,578,557)       33,103,530
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (110,078,964)      (24,345,605)
NET ASSETS
Beginning of Period                                         236,455,719       260,801,324
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income (Loss)
   of ($5,069) and $15,240, respectively)                $  126,376,755     $ 236,455,719
==========================================================================================

      --------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            10,812,169         9,640,096
   Class C                                                      679,313           270,322
Shares Issued from Reinvestment of Distributions
   Investor Class                                               154,281           914,288
   Class C                                                           50             6,363
==========================================================================================
                                                             11,645,813        10,831,069
Shares Repurchased
   Investor Class                                           (13,656,118)       (8,935,496)
   Class C                                                     (732,739)          (66,241)
==========================================================================================
                                                            (14,388,857)       (9,001,737)
NET INCREASE (DECREASE) IN FUND SHARES                       (2,743,044)        1,829,332
==========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO SECTOR FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in specific business sectors for Energy, Financial Services, Gold, Health Sciences, Leisure and Technology Funds; to achieve current income for Real Estate Opportunity Fund; to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund; and to seek capital appreciation and income through investments in a specific business sector for Utilities Fund. INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 17, 2001, Leisure Fund and effective December 1, 2000, Energy, Financial Services, Health Sciences, Technology, and Telecommunications Funds began offering an additional class of shares, referred to as Class K shares. Effective April 1, 2002, Energy, Financial Services, Gold, Health Sciences, Leisure, Real Estate Opportunity, Technology, Telecommunications and Utilities Funds will begin offering two additional classes of shares, referred to as Class A and Class B shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares will be offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Gold bullion is valued at the close of the New York Stock Exchange and its valuation is obtained by a pricing service approved by the Fund's board of directors. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended March 31, 2002, Energy, Financial Services, Leisure, Technology, Telecommunications and Utilities Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transaction costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended March 31, 2002, amounts qualifying for the dividends received deduction available to the funds corporate shareholders were as follows:

                              ORDINARY INCOME     LONG-TERM CAPITAL            QUALIFYING
FUND                            DISTRIBUTIONS    GAIN DISTRIBUTIONS            PERCENTAGE
------------------------------------------------------------------------------------------
Financial Services Fund        $    6,877,940        $   68,096,448                 45.80%
Health Sciences Fund                  548,602                44,386                  0.00%
Leisure Fund                        1,613,479             5,076,029                  0.00%
Real Estate Opportunity Fund          903,423                     0                  5.16%
Utilities Fund                      1,870,034                     0                100.00%

There were no such dividends received deductions available for any other Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The Fund may use a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as a dividends paid deduction from net investment income and realized capital gains. For the fiscal year ended March 31, 2002, Financial Services Fund used this practice and generated a long-term capital gain dividends paid deduction of $70,644,371.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENTS COMPANIES, which requires disclosure of tax components. The tax components of the Fund at March 31, 2002 include:

                                                                                                        NET TAX
                                      COST OF             GROSS TAX             GROSS TAX          APPRECIATION
                              INVESTMENTS FOR            UNREALIZED            UNREALIZED        (DEPRECIATION)
FUND                             TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Energy Fund                   $   316,581,601      $     59,283,444        $    7,713,670        $   51,569,774
Financial Services Fund         1,025,637,478           242,601,915            11,266,923           231,334,992
Gold Fund                          80,563,243            32,672,651             9,402,854            23,269,797
Health Sciences Fund            1,326,515,020           242,530,757            42,348,739           200,182,018
Leisure Fund                      705,611,567           216,776,417            46,839,772           169,936,645
Real Estate Opportunity Fund       18,626,635             2,628,893                14,281             2,614,612
Technology Fund                 3,650,894,065           329,712,869           701,737,800          (372,024,931)
Telecommunications Fund           840,388,511            25,910,526           288,667,534          (262,757,008)
Utilities Fund                    112,585,332            15,503,847             4,748,671            10,755,176

                                                    ACCUMULATED     CUMULATIVE EFFECT
                            UNDISTRIBUTED          CAPITAL LOSS              OF OTHER
FUND                      ORDINARY INCOME            CARRYOVERS    TIMING DIFFERENCES
--------------------------------------------------------------------------------------
Energy Fund                       $     0      $    (23,759,009)       $  (19,874,195)
Financial Services Fund                 0                     0              (108,344)
Gold Fund                               0          (201,265,470)              (22,180)
Health Sciences Fund                    0          (117,845,316)          (56,957,787)
Leisure Fund                            0              (677,315)           (8,331,612)
Real Estate Opportunity Fund        6,853            (8,686,211)               (1,930)
Technology Fund                         0        (2,240,442,203)         (486,566,293)
Telecommunications Fund                 0          (903,075,794)         (324,151,620)
Utilities Fund                     12,701            (9,229,988)          (17,222,914)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions and written options activity.

Capital loss carryovers expire in the years 2003, 2005, 2006, 2007, 2008, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital and currency losses, deferred directors' fees and foreign currency contracts. Deferred post-October 31 capital and currency losses are: Energy Fund $19,853,415, Financial Services Fund $9,363, Gold Fund $1,020, Health Sciences Fund $56,817,697, Leisure Fund $8,298,508, Technology Fund $483,149,784,
Telecommunications   Fund   $324,092,257   and   Utilities   Fund   $17,205,149,
respectively.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Health Sciences, Technology and Telecommunications reclassified $12,586,359, $31,000,452 and $6,471,617, respectively, of net operating loss to paid-in capital.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portoflio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended March 31, 2002, was as follows:

                                                     CALL OPTIONS                      PUT OPTIONS
------------------------------------------------------------------------------------------------------------
                                             NUMBER                AMOUNT       NUMBER             AMOUNT
                                         OF OPTIONS           OF PREMIUMS   OF OPTIONS         OF PREMIUMS
------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Options outstanding at March 31, 2001             0        $            0            0        $          0
Options written                            (301,154)           87,113,016      (51,458)         10,895,927
Options closed or expired                   245,266           (66,051,932)      49,486         (10,456,149)
Options exercised                            12,313            (3,404,618)       1,972            (439,778)
Options outstanding at March 31, 2002       (43,575)       $   17,656,466            0        $          0

TELECOMMUNICATIONS FUND
Options outstanding at March 31, 2001             0        $            0            0        $          0
Options written                              (8,615)            2,059,727       (3,530)            564,614
Options closed or expired                     7,015            (1,797,875)       1,785            (264,484)
Options exercised                                 0                     0        1,745            (300,130)
Options outstanding at March 31, 2002        (1,600)       $      261,852            0        $          0

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold, Health Sciences and Telecommunications Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                               AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                            $700             $2             $4           $6
                            $0 TO        $350 TO         MILLION        BILLION        BILLION      BILLION        OVER
                             $350           $700           TO $2          TO $4          TO $6        TO $8          $8
FUND                      MILLION        MILLION         BILLION        BILLION        BILLION      BILLION     BILLION
-----------------------------------------------------------------------------------------------------------------------
Energy Fund                 0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Financial Services Fund     0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Gold Fund                   0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Health Sciences Fund        0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Leisure Fund                0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Technology Fund             0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%
Utilities Fund              0.75%          0.65%           0.55%          0.45%          0.40%       0.375%       0.35%

                               AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
                                              $500         $1        $2       $4        $6
                                   $0 TO   MILLION    BILLION   BILLION  BILLION   BILLION      OVER
                                    $500     TO $1      TO $2     TO $4    TO $6     TO $8        $8
FUND                             MILLION   BILLION    BILLION   BILLION  BILLION   BILLION   BILLION
----------------------------------------------------------------------------------------------------
Real Estate Opportunity Fund       0.75%     0.65%      0.55%     0.45%    0.40%    0.375%     0.35%
Telecommunications Fund            0.65%     0.55%      0.45%     0.45%    0.40%    0.375%     0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended March 31, 2002, amounts paid to the Distributor were as follows:

                                   INVESTOR                 CLASS                 CLASS
FUND                                  CLASS                     C                     K
---------------------------------------------------------------------------------------
Energy Fund                  $    1,028,409        $       95,126        $           14
Financial Services Fund           3,335,750               139,207                 1,468
Gold Fund                           187,528                 1,876                    --
Health Sciences Fund              4,133,882               144,538                 4,142
Leisure Fund                      1,704,154                87,315                43,457
Real Estate Opportunity Fund         67,573                10,593                    --
Technology Fund                   5,419,307               152,216                36,807
Telecommunications Fund           2,853,192               115,466                 1,418
Utilities Fund                      447,392                22,046                    --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Real Estate Opportunity, Telecommunications and Utilities Funds for the year ended March 31, 2002.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                            PURCHASES                 SALES
--------------------------------------------------------------------------------
Energy Fund                                $  561,515,315      $    592,008,951
Financial Services Fund                     1,019,509,631         1,146,355,639
Gold Fund                                      30,870,164            28,451,022
Health Sciences Fund                        2,624,854,005         2,793,512,748
Leisure Fund                                  409,849,441           183,273,530
Real Estate Opportunity Fund                   49,511,048            58,762,014
Technology Fund                             2,904,696,441         2,624,086,011
Telecommunications Fund                       845,176,989           996,033,041
Utilities Fund                                 88,433,386           116,027,845

There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended March 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                 UNFUNDED
                              PENSION             ACCRUED               PENSION
FUND                         EXPENSES       PENSION COSTS             LIABILITY
--------------------------------------------------------------------------------
Energy Fund                 $   1,531            $      0            $   20,794
Financial Services Fund         5,123               5,198               102,547
Gold Fund                         243              13,976                34,941
Health Sciences Fund            7,691               8,950               131,945
Leisure Fund                    2,096               4,040                37,184
Real Estate Opportunity Fund      109                   0                 1,928
Technology Fund                27,640                   0               189,920
Telecommunications Fund        10,621                   0                59,363
Utilities Fund                    895               3,429                21,216

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended March 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   REALIZED
                                  PURCHASES                  SALES           GAIN (LOSS) ON
                            -----------------------------------------------      INVESTMENT      VALUE AT
AFFILIATE                   SHARES         COST        SHARES      PROCEEDS      SECURITIES     3/31/2002
---------------------------------------------------------------------------------------------------------
GOLD FUND
Pacific Rim Mining              --           --       10,000   $      1,912  $      (47,415)  $   511,273
Star Resources                  --           --           --             --              --       342,464

HEALTH SCIENCES FUND
Ecogen Technologies I           --           --           --             --              --             1

TECHNOLOGY FUND
SmartForce PLC
   Sponsored ADR
   Representing
   Ord Shrs                     --           --      720,900     15,639,805     (15,551,572)   22,853,250
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                 36,483,160 $ 36,483,160  159,886,320    159,886,320               0             0

TELECOMMUNICATIONS FUND
Asia Global Crossing Ltd
   Class A Shrs            600,300    2,651,761    3,970,400      2,858,643     (23,025,127)            0
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                 51,669,101   51,669,101  161,500,000    161,500,000               0    11,902,553

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend income was received from any other affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of
March  31,  2002,   Energy,   Gold,   Health  Sciences,   Leisure,   Technology,
Telecommunications and Utilities Funds have on loan securities valued at $5,302,976, $14,373,298, $5,742,310, $35,617,973, $78,437,091, $24,323,871 and
$1,865,196, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended March 31, 2002, there were no such securities lending arrangements for the Financial Services and Real Estate Opportunity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended March 31, 2002,
Energy, Gold, Health Sciences, Real Estate Opportunity, Technology and Telecommunications Funds borrowed cash at a weighted average rate ranging from 1.93% to 3.41% and interest expenses amounted to $9,889, $357, $189,788, $2,000,
$23,542 and $3,634, respectively. During that period, Energy, Financial Services, Leisure, Technology, Telecommunications and Utilities Funds lent cash at a weighted average rate ranging from 1.96% to 4.26% and interest income amounted $1,275, $2,551, $1,406, $20,940, $1,435 and $4,387, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended March 31, 2002, Financial Services, Health Sciences, Technology and Telecommunications Funds borrowed cash at a weighted average ranging from 2.36% to 4.94%, and interest expenses amounted to $13,167, $13,183, $18,695 and $4,219, respectively. During the year ended March 31, 2002 there were no such borrowing for Energy, Gold, Leisure, Real Estate Opportunity and Utilities Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% which may be reduced or certain sales charge exceptions may apply. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended March 31, 2002, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                   CLASS C
--------------------------------------------------------------
Energy Fund                                     $       16,228
Financial Services Fund                                 12,578
Gold Fund                                                  742
Health Sciences Fund                                    15,709
Leisure Fund                                            12,399
Real Estate Opportunity Fund                             1,852
Technology Fund                                         21,164
Telecommunications Fund                                 13,782
Utilities Fund                                           2,282

      --------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Real Estate Opportunity Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., hereafter referred to as the "Fund") at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodians, transfer agent and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
May 3, 2002

FINANCIAL HIGHLIGHTS

ENERGY FUND-INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                       2002          2001      2000(a)     1999      1998      1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 19.73      $ 17.40   $ 13.68     $ 11.30   $ 19.38   $ 15.03
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS (b)
Net Investment Income(Loss)(c)         (0.07)       (0.08)    (0.00)       0.00      0.00      0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)       (0.40)        3.84      3.72        2.39     (5.04)     5.56
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS       (0.47)        3.76      3.72        2.39     (5.04)     5.62
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.00         1.43      0.00        0.01      3.04      1.27
=======================================================================================================
Net Asset Value-End of Period        $ 19.26      $ 19.73   $ 17.40     $ 13.68   $ 11.30   $ 19.38
=======================================================================================================

TOTAL RETURN                         (2.38%)       23.09% 27.19%(d)      21.19%  (28.51%)    40.65%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                    $358,439     $445,845  $221,432    $196,136  $137,455  $319,651
Ratio of Expenses to
  Average Net Assets(e)                1.53%        1.41%  1.60%(f)       1.68%     1.58%     1.21%
Ratio of Net Investment Income
  (Loss) to Average Net Assets       (0.34%)      (0.35%)(0.26%)(f)     (0.05%)     0.01%     0.39%
Portfolio Turnover Rate                1.44%         166%   109%(d)        279%      192%      249%

(a)  From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2002 and 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

FINANCIAL HIGHLIGHTS

ENERGY FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period             $ 19.58        $ 17.39       $ 14.35
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                               (0.07)         (0.05)        (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.53)          3.67          3.05
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.60)          3.62          3.04
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00           1.43          0.00
==========================================================================================
Net Asset Value-End of Period                   $ 18.98        $ 19.58       $ 17.39
==========================================================================================

TOTAL RETURN(c)                                  (3.06%)        22.35%        21.11%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)         $12,324         $8,704       $    16
Ratio of Expenses to
  Average Net Assets(e)                           2.27%          2.05%         2.05%(f)
Ratio of Net Investment Loss
  to Average Net Assets                          (1.08%)        (1.10%)      (1.11%)(f)
Portfolio Turnover Rate                           1.44%           166%          109%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

ENERGY FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED     PERIOD ENDED
                                                       MARCH 31         MARCH 31
--------------------------------------------------------------------------------
                                                           2002          2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                     $ 19.62       $ 16.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                       (0.05)        (0.15)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                          (1.59)         3.01
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.64)         2.86
================================================================================
Net Asset Value-End of Period                           $ 17.98       $ 19.62
================================================================================

TOTAL RETURN                                             (8.36%)       17.06%(b)

RATIOS
Net Assets-End of Period  ($000 Omitted)                $    37        $    1
Ratio of Expenses to Average Net Assets(c)               11.62%         3.11%(d)
Ratio of Net Investment Loss
  to Average Net Assets                                 (10.45%)      (2.34%)(d)
Portfolio Turnover Rate                                    144%          166%(e)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d)  Annualized
(e)  Portfolio   turnover  is  calculated  at  the  Fund  level.  Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND-INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                       2002          2001      2000(a)     1999      1998      1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 28.88      $ 27.13    $ 29.73     $ 28.45    $ 29.14    $ 22.94
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                   0.07         0.10       0.03        0.08       0.25       0.28
Net Gains on Securities
  (Both Realized and Unrealized)        0.94         2.97       0.05        3.52       3.01       8.14
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS        1.01         3.07       0.08        3.60       3.26       8.42
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        1.67         1.32       2.68        2.32       3.95       2.22
=======================================================================================================
Net Asset Value-End of Period        $ 28.22      $ 28.88    $ 27.13     $ 29.73    $ 28.45    $ 29.14
=======================================================================================================

TOTAL RETURN                           3.82%       11.25%    0.60%(b)     13.52%     11.76%     39.80%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                  $1,234,230   $1,368,583 $1,133,350  $1,242,555 $1,417,655 $1,113,255
Ratio of Expenses to
  Average Net Assets(c)                1.27%        1.25%    1.29%(d)      1.26%      1.05%      0.99%
Ratio of Net Investment Income
  to Average Net Assets                0.24%        0.36%    0.25%(d)      0.25%      0.85%      1.19%
Portfolio Turnover Rate                  81%          99%      38%(b)        83%        52%        96%

(a)  From November 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d)  Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period            $ 28.72         $ 27.06         $ 23.66
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                  (0.10)          (0.09)           0.00
Net Gains on Securities
  (Both Realized and Unrealized)                  0.87            3.05            3.48
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.77            2.96            3.48
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  1.60            1.30            0.08
==========================================================================================
Net Asset Value-End of Period                  $ 27.89         $ 28.72         $ 27.06
==========================================================================================

TOTAL RETURN(d)                                  2.98%          10.87%          14.72%(e)

RATIOS
Net Assets-End of Period ($000 Omitted)        $16,880         $12,221         $   138
Ratio of Expenses to Average Net Assets(f)       2.07%           1.85%           1.63%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets                         (0.57%)         (0.31%)          0.39%(g)
Portfolio Turnover Rate                            81%             99%             38%(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return Calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)  Annualized
(h)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED     PERIOD ENDED
                                                       MARCH 31         MARCH 31
--------------------------------------------------------------------------------
                                                           2002          2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                     $ 28.67        $ 29.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.03)         (0.17)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           0.90          (0.38)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           0.87          (0.55)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           1.85           0.13
================================================================================
Net Asset Value-End of Period                           $ 27.69        $ 28.67
================================================================================

TOTAL RETURN                                              3.38%       (1.97%)(c)

RATIOS
Net Assets-End of Period ($000 Omitted)                 $ 1,033        $     1
Ratio of Expenses to Average Net Assets(d)                1.63%         3.35%(e)
Ratio of Net Investment Loss
  to Average Net Assets                                  (0.12%)      (1.80%)(e)
Portfolio Turnover Rate                                     81%           99%(f)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

GOLD FUND-INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                       2002          2001      2000(a)     1999      1998      1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $  1.43      $  1.60    $  1.83    $  1.90    $   3.21   $   8.00
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)           (0.01)       (0.01)     (0.01)     (0.03)       0.01      (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        0.87        (0.12)     (0.22)     (0.04)      (1.29)     (2.62)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS        0.86        (0.13)     (0.23)     (0.07)      (1.28)     (2.64)
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.00         0.04       0.00       0.00        0.03       2.15
=======================================================================================================
Net Asset Value-End of Period        $  2.29     $   1.43    $  1.60   $   1.83    $   1.90   $   3.21
=======================================================================================================

TOTAL RETURN                          60.14%       (8.38%)   (12.58%)(c) (3.68%)    (39.98%)   (44.38%)

RATIOS
Net Assets-End of Period
  ($000 Omitted)                   $ 104,831     $ 64,429   $ 81,470   $ 99,753   $ 107,249  $ 151,085
Ratio of Expenses to
  Average Net Assets(d)                2.10%        2.34%    2.08%(e)     2.20%       1.90%      1.47%
Ratio of Net Investment
  Loss to Average Net Assets          (0.80%)      (0.99%) (0.76%)(e)    (1.60%)     (0.93%)    (0.41%)
Portfolio Turnover Rate                  46%          90%      37%(c)      141%        133%       148%

(a)  From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001 and the years ended October 31, 1999 and 1997.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)  Annualized

FINANCIAL HIGHLIGHTS

GOLD FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period            $  1.53          $ 1.60         $ 1.75
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                           (0.07)          (0.01)         (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  0.96           (0.02)         (0.15)
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.89           (0.03)         (0.15)
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00            0.04           0.00
==========================================================================================
Net Asset Value-End of Period                  $  2.42          $ 1.53         $ 1.60
==========================================================================================

TOTAL RETURN(d)                                 58.17%          (1.95%)       (8.57%)(e)

RATIOS
Net Assets-End of Period ($000 Omitted)        $   515          $   57        $    1
Ratio of Expenses to Average Net Assets(f)       3.33%           3.38%          3.54%(g)
Ratio of Net Investment Loss
  to Average Net Assets                         (1.67%)         (1.41%)       (0.82%)(g)
Portfolio Turnover Rate                            46%             90%            37%(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)  Annualized
(h)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND-INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                        2002         2001      2000(a)     1999        1998       1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 45.78     $  55.52   $  58.39   $  62.12   $   57.50  $   55.24
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)           (0.38)       (0.12)     (0.06)      0.14        0.13       0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        2.18        (0.51)      3.53       5.02       13.55      10.85
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS        1.80        (0.63)      3.47       5.16       13.68      10.91
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS      0.02(c)        9.11       6.34       8.89        9.06      8.65
=======================================================================================================
Net Asset Value-End of Period        $ 47.56    $   45.78   $  55.52   $  58.39   $   62.12  $  57.50
=======================================================================================================

TOTAL RETURN                           3.95%       (4.12%)   6.30%(d)     8.44%      28.58%    22.96%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                  $1,475,313   $1,580,378 $1,622,624 $1,574,020  $1,328,196 $ 944,498
Ratio of Expenses to
  Average Net Assets(e)                1.31%        1.23%    1.18%(f)     1.22%       1.12%     1.08%
Ratio of Net Investment Income
  (Loss) to Average Net Assets        (0.75%)      (0.20%) (0.22%)(f)     0.07%       0.25%     0.11%
Portfolio Turnover Rate                 160%         177%     107%(d)      127%         92%      143%

(a)  From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31 2002 and 2001 and the period ended March 31, 2000.
(c)  Distributions was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period           $  45.40      $    55.50     $     62.05
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.35)          (0.05)          (0.03)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  1.65           (0.94)          (6.52)
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  1.30           (0.99)          (6.55)
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.02(c)           9.11            0.00
==========================================================================================
Net Asset Value-End of Period                 $  46.68       $   45.40     $     55.50
==========================================================================================

TOTAL RETURN(d)                                  2.85%          (4.79%)        (10.56%)(e)

RATIOS
Net Assets-End of Period  ($000 Omitted)      $ 15,892       $  10,767     $       470
Ratio of Expenses to Average Net Assets(f)       2.26%           2.03%            1.65%(g)
Ratio of Net Investment Loss to
  Average Net Assets                            (1.70%)         (1.08%)         (0.54%)(g)
Portfolio Turnover Rate                          1.60%            177%             107%(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  Distribution was a tax return of capital.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)  Annualized
(h)  Portfolio   Turnover  is  calculated  at  the  Fund  level. Represents  the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED     PERIOD ENDED
                                                       MARCH 31         MARCH 31
--------------------------------------------------------------------------------
                                                           2002          2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                    $  45.43       $  55.84
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.48)         (0.22)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           2.05         (10.19)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           1.57         (10.41)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.02(c)          0.00
================================================================================
Net Asset Value-End of Period                          $  46.98       $  45.43
================================================================================

TOTAL RETURN                                              3.42%      (18.64%)(d)

RATIOS
Net Assets-End of Period ($000 Omitted)                 $ 2,405       $      1
Ratio of Expenses to Average Net Assets(e)                1.71%         3.62%(f)
Ratio of Net Investment Loss to Average Net Assets       (1.09%)      (2.75%)(f)
Portfolio Turnover Rate                                    160%          177%(g)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c)  Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

LEISURE FUND-INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                        2002         2001      2000(a)     1999        1998       1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 37.13     $  47.12   $  43.21   $  27.92   $   27.21  $   22.89
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)        (0.03)       (0.00)     (0.13)     (0.00)      (0.00)      0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        2.21        (3.05)      7.27      17.20        3.69       4.96
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS        2.18        (3.05)      7.14      17.20        3.69       4.98
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.36         6.94       3.23       1.91        2.98       0.66
=======================================================================================================
Net Asset Value-End of Period        $ 38.95    $   37.13   $  47.12   $  43.21   $   27.92  $   27.21
=======================================================================================================

TOTAL RETURN                           6.01%       (5.50%)  17.34%(d)    65.13%      15.16%     22.32%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                    $799,465    $607,428    $549,523   $443,348    $228,681   $216,616
Ratio of Expenses to
  Average Net Assets(e)                1.40%       1.36%     1.28%(f)     1.44%       1.41%      1.41%
Ratio of Net Investment Income
  (Loss) to Average Net Assets        (0.64%)     (0.51%)  (0.65%)(f)    (0.68%)     (0.09%)     0.05%
Portfolio Turnover Rate                  27%         28%       23%(d)       35%         31%        25%

(a)  From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

FINANCIAL HIGHLIGHTS

LEISURE FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period            $ 36.80         $ 47.09         $ 45.51
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.17)          (0.13)          (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  2.02           (3.22)           1.60
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  1.85           (3.35)           1.58
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.36            6.94            0.00
==========================================================================================
Net Asset Value-End of Period                  $ 38.29         $ 36.80         $ 47.09
==========================================================================================

TOTAL RETURN(c)                                  5.10%          (6.18%)          3.47%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)       $16,307          $ 5,388         $   84
Ratio of Expenses to Average Net Assets(e)      2.26%            2.08%           1.71%(f)
Ratio of Net Investment Loss to
  Average Net Assets                           (1.48%)          (1.08%)        (0.42%)(f)
Portfolio Turnover Rate                           27%              28%             23%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

LEISURE FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                         PERIOD
                                                                          ENDED
                                                                       MARCH 31
--------------------------------------------------------------------------------
                                                                         2002(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                                   $  36.11
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                      (0.09)
Net Gains on Securities  (Both Realized and Unrealized)                   2.96
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          2.87
================================================================================
Net Asset Value-End of Period                                         $  38.98
================================================================================

TOTAL RETURN                                                            7.95%(c)

RATIOS
Net Assets-End of Period ($000 Omitted)                               $ 62,226
Ratio of Expenses to Average Net Assets(d)                              1.23%(e)
Ratio of Net Investment Loss to Average Net Assets                    (0.48%)(e)
Portfolio Turnover Rate                                                   27%(f)

(a)  From December 17, 2001, since inception of Class K, to March 31, 2002.
(b)  The per share information was computed based on average shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2002.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND-INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD                                PERIOD
                                                                ENDED                                 ENDED
                                       YEAR ENDED MARCH 31   MARCH 31        YEAR ENDED JULY 31     JULY 31
------------------------------------------------------------------------------------------------------------
                                        2002           2001      2000(a)     1999          1998      1997(b)
PER SHARE DATA
Net Asset Value-Beginning of Period  $  7.12      $    6.63  $    6.90   $   9.15     $   10.99  $   10.00
============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                   0.24           0.26       0.27       0.33          0.38       0.22
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        0.78           0.48      (0.28)     (1.56)        (0.96)      0.99
============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS        1.02           0.74      (0.01)     (1.23)        (0.58)      1.21
============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.25           0.25       0.26       1.02          1.26       0.22
============================================================================================================
Net Asset Value-End of Period           7.89     $     7.12  $    6.63   $   6.90     $    9.15  $   10.99
============================================================================================================

TOTAL RETURN                          14.67%         11.05%  (0.03%)(c)   (13.29%)       (6.49%)   12.24%(c)

RATIOS
Net Assets-End of Period
  ($000 Omitted)                     $20,345        $28,546    $20,046    $17,406       $23,548    $36,658
Ratio of Expenses to
  Average Net Assets(d)(e)             1.61%          1.60%    1.34%(f)     1.34%         1.22%     1.20%(f)
Ratio of Net Investment Income
  to Average Net Assets(e)             3.58%          3.52%    5.54%(f)     4.23%         3.53%     4.08%(f)
Portfolio Turnover Rate                 196%         338%(g)    272%(c)(g) 697%(g)         258%       70%(c)

(a)  From August 1, 1999 to March 31, 2000.
(b)  From January 1, 1997,  commencement of investment  operations,  to July 31,
     1997.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2002 and 2001, the period ended March 31, 2000, the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.25%, 2.03%, 2.73% (annualized), 2.76%, 1.97% and 1.83% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.94%, 3.09%, 4.15% (annualized), 2.81%, 2.78% and 3.45% (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND-CLASS C
-----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
-----------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period           $   7.10      $     6.62      $     6.58
=========================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.14            0.20            0.08
Net Gains on Securities
  (Both Realized and Unrealized)                  0.82            0.48            0.06
=========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.96            0.68            0.14
=========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.11            0.20            0.10
=========================================================================================
Net Asset Value-End of Period                 $   7.95      $     7.10      $     6.62
=========================================================================================

TOTAL RETURN(b)                                 13.69%          10.20%           2.10%(c)

RATIOS
Net Assets-End of Period ($000 Omitted)       $    484      $    1,336      $      143
Ratio of Expenses to Average Net Assets(d)(e)    2.37%           2.26%           1.77%(f)
Ratio of Net Investment Income
  to Average Net Assets(e)                       2.72%           2.90%          19.13%(f)
Portfolio Turnover Rate                           196%          338%(g)        272%(g)(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b)  The applicable CDSC fees are not included in the Total Return Calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2002 and 2001, the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.72%, 2.26% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.37%, 2.90% and 18.86% (annualized), respectively.
(f)  Annualized
(g) Portfolio turnover was greater than expected during the year due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND-INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           PERIOD       PERIOD
                                                                            ENDED        ENDED
                                                  YEAR ENDED MARCH 31    MARCH 31   OCTOBER 31
------------------------------------------------------------------------------------------------
                                                   2002          2001       2000(a)      1999(b)
PER SHARE DATA
Net Asset Value-Beginning of Period            $  35.98      $ 102.55    $   58.43   $    33.85
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                               (0.16)        (0.06)       (0.04)       (0.16)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (4.89)       (63.87)       48.07        24.74
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (5.05)       (63.93)       48.03        24.58
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00          2.64         3.91         0.00
================================================================================================
Net Asset Value-End of Period                  $  30.93      $  35.98    $  102.55   $    58.43
================================================================================================

TOTAL RETURN                                    (14.04%)      (63.39%)    86.14%(d)    72.61%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)      $1,360,738    $1,396,788   $4,453,520     $951,925
Ratio of Expenses to Average Net Assets(e)        0.74%         0.58%      0.56%(f)     0.74%(f)
Ratio of Net Investment Loss to
  Average Net Assets                             (0.46%)       (0.08%)   (0.15%)(f)   (0.36%)(f)
Portfolio Turnover Rate                             79%           85%        28%(d)      143%(g)

(a)  From November 1, 1999 to March 31, 2000.
(b) From December 22, 1998, since inception of Institutional Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the year ended March 31, 2002 and the period ended October 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 1999.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND-INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                        2002         2001      2000(a)      1999        1998      1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 35.60      $101.92   $   58.17  $   28.07   $   35.97  $   34.23
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)        (0.08)       (0.10)      (0.03)     (0.07)       0.00       0.13
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)       (5.11)      (63.58)      47.69      30.17       (1.45)      6.23
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS       (5.19)      (63.68)      47.66      30.10       (1.45)      6.36
========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.00         2.64        3.91       0.00        6.45       4.62
========================================================================================================
Net Asset Value-End of Period        $ 30.41      $ 35.60  $   101.92  $   58.17   $   28.07  $   35.97
========================================================================================================

TOTAL RETURN                         (14.58%)     (63.54%)   85.87%(c)   107.23%      (2.47%)    20.71%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                   $1,865,251  $2,181,879  $5,034,087 $2,081,613  $1,008,771 $1,039,968
Ratio of Expenses to
  Average Net Assets(d)                 1.37%       0.98%     0.88%(e)     1.20%       1.17%      1.05%
Ratio of Net Investment Income
  (Loss) to Average Net Assets         (1.08%)     (0.47%)  (0.48%)(e)    (0.79%)     (0.49%)     0.41%
Portfolio Turnover Rate                   79%         85%       28%(c)      143%        178%       237%

(a)  From November 1, 1999 to March 31, 2000.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)  Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period            $ 35.22        $ 101.85     $    95.51
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.22)          (0.18)         (0.15)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (5.27)         (63.81)          6.49
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (5.49)         (63.99)          6.34
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00            2.64           0.00
==========================================================================================
Net Asset Value-End of Period                  $ 29.73        $  35.22      $  101.85
==========================================================================================

TOTAL RETURN(c)                                (15.59%)        (63.89%)         6.63%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)       $ 18,910        $ 15,919      $   2,970
Ratio of Expenses to Average Net Assets(e)       2.54%           1.86%         1.45%(f)
Ratio of Net Investment Loss
  to Average Net Assets                         (2.26%)         (1.30%)      (1.03%)(f)
Portfolio Turnover Rate                            79%             85%           28%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level. Represents  the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                         PERIOD          PERIOD
                                                          ENDED           ENDED
                                                       MARCH 31        MARCH 31
--------------------------------------------------------------------------------
                                                           2002          2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                     $ 35.09         $ 60.01
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.27)          (0.82)
Net Losses on Securities
  (Both Realized and Unrealized)                          (4.60)         (24.10)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (4.87)         (24.92)
================================================================================
Net Asset Value-End of Period                           $ 30.22         $ 35.09
================================================================================

TOTAL RETURN                                            (13.85%)     (41.54%)(c)

RATIOS
Net Assets-End of Period ($000 Omitted)                $ 27,147         $     1
Ratio of Expenses to Average Net Assets(d)                1.28%         5.18%(e)
Ratio of Net Investment Loss to
  Average Net Assets                                     (1.15%)      (4.67%)(e)
Portfolio Turnover Rate                                     79%           85%(f)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) The per share information was computed based on average shares for year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND-INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31            YEAR ENDED JULY 31
--------------------------------------------------------------------------------------------------------
                                        2002         2001      2000(a)      1999        1998       1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 23.89     $ 64.42   $   31.80  $    19.60   $   15.31  $   12.43
========================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS(b)
Net Investment Income (Loss)(c)        (0.11)      (0.16)      (0.10)      (0.00)       0.01       0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)      (11.42)     (38.91)      32.87       12.57        5.32       3.90
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS      (11.53)     (39.07)      32.77       12.57        5.33       3.96
========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.00        1.46        0.15        0.37        1.04       1.08
========================================================================================================
Net Asset Value-End of Period        $ 12.36     $ 23.89   $   64.42  $    31.80   $   19.60  $   15.31
========================================================================================================

TOTAL RETURN                         (48.26%)    (61.42%)  103.25%(d)     65.52%      36.79%     33.93%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                    $573,969  $1,486,660  $4,125,890  $1,029,256   $ 276,577   $ 72,458
Ratio of Expenses to
  Average Net Assets(e)                1.70%       1.10%     0.99%(f)      1.24%       1.32%      1.69%
Ratio of Net Investment Income (Loss)
  to Average  Net Assets              (0.57%)     (0.32%)  (0.32%)(f)     (0.49%)     (0.16%)     0.56%
Portfolio Turnover Rate                  91%         61%       24%(d)        62%         55%        96%

(a)  From August 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2002 and 2001 and the period ended March 31, 2000.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period          $   23.70        $  64.37       $   59.28
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.04)          (0.13)          (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (11.56)         (39.08)           5.15
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (11.60)         (39.21)           5.09
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00            1.46            0.00
==========================================================================================
Net Asset Value-End of Period                $   12.10        $  23.70       $   64.37
==========================================================================================

TOTAL RETURN(c)                                (48.95%)        (61.69%)        8.59%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)      $  10,392        $ 11,980       $   2,530
Ratio of Expenses to Average Net Assets(e)       2.60%           1.99%         1.49%(f)
Ratio of Net Investment Loss to
  Average Net Assets                            (1.52%)         (1.18%)      (0.86%)(f)
Portfolio Turnover Rate                            91%             61%           24%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level.  Represents the period from August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND-CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                           YEAR          PERIOD
                                                          ENDED           ENDED
                                                       MARCH 31        MARCH 31
--------------------------------------------------------------------------------
                                                           2002          2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                   $   23.80        $  36.43
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.15)          (0.19)
Net Losses on Securities
  (Both Realized and Unrealized)                         (11.35)         (12.44)
================================================================================
TOTAL FROM INVESTMENT  OPERATIONS                        (11.50)         (12.63)
================================================================================
Net Asset Value-End of Period                           $ 12.30        $  23.80
================================================================================

TOTAL RETURN                                            (48.32%)     (34.67%)(c)

RATIOS
Net Assets-End of Period  ($000 Omitted)              $    864         $      1
Ratio of Expenses to Average Net Assets(d)(e)            2.21%          2.30%(f)
Ratio of Net Investment Loss to
  Average Net Assets(e)                                 (1.32%)       (1.52%)(f)
Portfolio Turnover Rate                                    91%            61%(g)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2002 and the period ended March 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.42% and 3.38% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.53%) and (2.60%) (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

UTILITIES FUND-INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                               PERIOD
                                                                ENDED
                                       YEAR ENDED MARCH 31   MARCH 31         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                        2002         2001      2000(a)      1999        1998       1997
PER SHARE DATA
Net Asset Value-Beginning of Period  $ 16.20     $  20.42  $    17.68  $   14.73  $    12.42  $   12.04
========================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                   0.15         0.13        0.04       0.17        0.30       0.32
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)       (5.54)       (3.22)       3.95       3.20        2.56       1.25
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS       (5.39)       (3.09)       3.99       3.37        2.86       1.57
========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS        0.15         1.13        1.25       0.42        0.55       1.19
========================================================================================================
Net Asset Value-End of Period        $ 10.66     $  16.20  $    20.42  $   17.68  $    14.73  $   12.42
========================================================================================================

TOTAL RETURN                         (33.34%)     (15.18%)   23.99%(b)    23.22%      23.44%     14.37%

RATIOS
Net Assets-End of Period
  ($000 Omitted)                    $124,578     $232,877    $260,554   $223,334    $177,309   $132,423
Ratio of Expenses to
  Average Net Assets(c)(d)             1.30%        1.30%     1.24%(e)     1.26%       1.29%      1.22%
Ratio of Net Investment Income
  to Average Net Assets(d)             1.09%        0.74%     0.50%(e)     1.02%       1.82%      2.74%
Portfolio Turnover Rate                  56%          49%       18%(b)       32%         47%        55%

(a)  From November 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2002 and 2001, the period ended March 31, 2000 and the years ended October 31, 1999, 1998 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.57%, 1.40%, 1.33% (annualized), 1.43%, 1.36% and 1.27%, respectively, and ratio of net investment income to average net assets would have been 0.82%, 0.64%, 0.41% (annualized), 0.85%, 1.75% and 2.69%, respectively.
(e)  Annualized

FINANCIAL HIGHLIGHTS

UTILITIES FUND-CLASS C
------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                 PERIOD
                                                                                  ENDED
                                                  YEAR ENDED MARCH 31          MARCH 31
------------------------------------------------------------------------------------------
                                                  2002            2001          2000(a)
PER SHARE DATA
Net Asset Value-Beginning of Period            $ 16.08       $   20.40      $    19.91
==========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   0.03           (0.00)          (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                (5.48)          (3.22)           0.52
==========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (5.45)          (3.22)           0.51
==========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00            1.10            0.02
==========================================================================================
Net Asset Value-End of Period                  $ 10.63       $   16.08      $    20.40
==========================================================================================

TOTAL RETURN(d)                                (33.87%)        (15.83%)          2.58%(e)

RATIOS
Net Assets-End of Period ($000 Omitted)        $ 1,799       $   3,579      $      248
Ratio of Expenses to Average Net Assets(f)(g)    2.04%           2.07%           1.83%(h)
Ratio of Net Investment Loss
  to Average Net Assets(g)                       0.32%          (0.02%)        (0.32%)(h)
Portfolio Turnover Rate                            56%             49%             18%(i)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended March 31, 2001.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IGF for the years ended March 31, 2002 and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.45%, 2.11% and 1.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.09%), (0.06%) and (0.32%) (annualized), respectively.
(h)  Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of        Director of ING American Holdings        46
1551 Larimer Street, #1701          the Board     Company and First ING Life Insurance
Denver, Colorado                               Company of New York. Formerly, Chairman
                                               of the Executive Committee and Chairman
Age: 74                                        of the Board of Security Life of Denver
                                              Insurance Company.  Formerly, Trustee of
                                                  INVESCO Global Health Sciences Fund.

Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus        46              Director of
34 Seawatch Drive                               and Chairman and CFO of the Roundtable                      The Sheffield
Savannah, Georgia                              of the Department of Finance of Georgia                        Funds, Inc.
                                               State University; and President Andrews
Age: 71                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                     Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,        46
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                Center, Denver, Colorado (Mid-December
Age: 65                                           1988); Vice Chairman of the Board of
                                                 First Columbia Financial Corporation,
                                              Englewood, Colorado; and Chairman of the
                                                  Board and Chief Executive Officer of
                                                 First Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,        46
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 71

James T. Bunch                       Director  Principal and Founder of Green, Manning        46
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                              Green, Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                               Scholars Foundation. Formerly,  General
                                                   Counsel and Director of Boettcher &
                                                Company Denver, Colorado; and Chairman
                                               and Managing Partner of Davis, Graham &
                                                             Stubbs, Denver, Colorado.

OTHER INFORMATION

UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,        46      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).              Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                       Hampdon, New
San Diego, California                                 California Court of Appeals; and                 Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,              Present). Director of
Age: 68                                          San Diego, California (1987 to 1997).                       Wheelabrator
                                                                                                      Technologies, Inc.;
                                                                                                  Fisher Scientific, Inc;
                                                                                                    Henley Manufacturing,
                                                                                                     Inc.; and California
                                                                                                 Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential        46
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 71                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph. D.                   Director       Retired. Formerly, Chairman of the        46     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)    Board (1987 to 1994), Chief Executive                since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                  in 1982; Director
                                              and President (1982 to 1989) of Synergen           of Isis Pharmaceuticals,
Age: 59                                            Inc.; and Trustee of INVESCO Global                               Inc.
                                                                 Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed        46          Chairman of the
4350 South Monaco Street         2001); Chief  Product Division, AMVESCAP PLC (2001 to                   Board of INVESCO
Denver, Colorado            Executive Officer        Present); Chief Executive Officer                  Funds Group, Inc.
                              (1998-Present);     INVESCO Funds Group, Inc.; and Chief                        and INVESCO
Age: 50                       and Chairman of  Executive Officer INVESCO Distributors,                 Distributors, Inc.
                             the Board (since      Inc. Formerly, President of INVESCO
                                        1999)  Funds Group, Inc.; President of INVESCO
                                                   Distributors, Inc.; Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                               Chairman and Chief Executive Officer of
                                                NationsBanc Advisors, Inc.; and Chair-
                                                  man of NationsBanc Investments, Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer        46      Director of INVESCO
4350 South Monaco Street      and Director of     INVESCO Funds Group, Inc.; President                  Funds Group, Inc.
Denver, Colorado                 (since 2001)  of INVESCO Distributors, Inc. Formerly,                        and INVESCO
                                                Senior Vice President of INVESCO Funds                 Distributors, Inc.
Age: 50                                         Group, Inc.; and Senior Vice President
                                                 of GT Global - North America (1992 to
                                                                                1998).

Richard W. Healey                    Director   Senior Vice President of INVESCO Funds        46      Director of INVESCO
4350 South Monaco Street         (since 2000)    Group, Inc.; Senior Vice President of                  Funds Group, Inc.
Denver, Colorado                                  INVESCO Distributors, Inc. Formerly,                        and INVESCO
                                                  Senior Vice President of GT Global -                 Distributors, Inc.
Age: 47                                           North America (1996 to 1998) and The
                                                        Boston Company (1993 to 1996).

OTHER INFORMATION

UNAUDITED

                        POSITION(S) HELD WITH                                          NUMBER OF
                             COMPANY, TERM OF                                           FUNDS IN                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)      FUND            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*   COMPLEX         HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                       Secretary   Senior Vice President, General Counsel
4350 South Monaco Street                         and Secretary of INVESCO Funds Group,
Denver, Colorado                                Inc.; Senior Vice President, Secretary
                                                  and General Counsel of INVESCO Dist-
Age: 54                                          ributors, Inc. Formerly, Secretary of
                                                  INVESCO Global Health Sciences Fund;
                                                     General Counsel of  INVESCO Trust
                                               Company (1989 to 1998); and employee of
                                                 a U.S. regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 55                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 45                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 41                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 36

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.
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[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

ASEC   9311    5/02